UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22310

ETF Managers Trust
 (Exact name of registrant as specified in charter)

30 Maple Street, Suite 2
Summit, NJ 07901
  (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(908)-897-0518
Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

Annual Report
September 30, 2017

ETFMG Prime Junior Silver ETF
Ticker: SILJ

ETFMG Prime Cyber Security ETF
Ticker: HACK

ETFMG Prime Mobile Payments ETF
Ticker: IPAY

ETFMG Drone Economy Strategy ETF
Ticker: IFLY

ETFMG Video Game Tech ETF
Ticker: GAMR

The Funds are individual series of ETF Managers Trust.

ETFMG™ ETFs

September 30, 2017

ETFMG™ ETFs

Shareholders Letter

Thank you for your interest in ETFMG Funds. The year ended September 30, 2017 marked a year of good performance for our four technology focused ETFs, the ETFMG Prime Cyber Security ETF (HACK); ETFMG Prime Mobile Payments ETF (IPAY); ETFMG Video Game Tech ETF (GAMR) and ETFMG Drone Economy Strategy ETF (IFLY), while the ETFMG Prime Junior Silver ETF (SILJ) performed negatively for the year.

During the year ended September 30, 2017, the S&P 500 Information Technology Sector Index, a broad measure of US listed technology companies, increased 28.88%. During the same period, the S&P Global 1200 Information Technology Sector Index, a broad measure of global technology companies, increased 30.73%. The fiscal year 2017 has been a period of strong performance for the broad technology sector. Two of the funds – GAMR and IFLY –outperformed both benchmarks, while a third (IPAY) outperformed the S&P 500 Information Technology Sector Index.

For all of the funds, the primary difference between fund returns and index returns were primarily the expenses of the funds, which are not part of the indexes that each of the funds track. On August 1, 2017, HACK, IPAY and SILJ began tracking new indexes developed by Prime Indexes (www.primeindexes.com).

The NAV return for HACK over the full year ended September 30, 2017 was 8.42%. HACK began tracking a new index on August 1, 2017. Over the period from October 1, 2016 to July 31, 2017, the Fund NAV return for HACK was 5.30%. The index HACK tracked over the period, the ISE Cyber Security Index, posted a 5.91% increase. On August 1, 2017, HACK began tracking the Prime Cyber Defense Index (“Prime Cyber Index”), which increased 2.11% over the two-month period from August 1, 2017 to September 30, 2017. The Fund NAV return for HACK over the same two-month period was 2.05%, in line with the positive performance of the Prime Cyber Index. The best performing stocks in the Fund during the year ended September 30, 2017 were Sophos (up 112.22%), Mimecast (up 47.41%) and Check Point Software (up 46.99%). The worst performing stocks during the period were MobileIron (down -41.73%), Precise Biometrics (down -40.65%) and Vasco Data Security (down -33.09%).

The NAV return for SILJ over the full year ended September 30, 2017 was down -23.53%. SILJ began tracking a new index on August 1, 2017. Over the period from October 1, 2016 to July 31, 2017, the Fund NAV return for SILJ was -18.29%. The index SILJ tracked over the period, the ISE Junior Silver Index, posted negative performance of -15.35%. On August 1, 2017, SILJ began tracking the Prime Junior Silver Miners & Explorers Index (“Prime Silver Index”), which posted negative performance of -5.55% over the two-month period from August 1, 2017 to September 30, 2017. The Fund NAV return for SILJ over the same two-month was negative -6.18%, in line with the negative performance of the Prime Silver Index. The total NAV return for the Fund over the full Fiscal Year was negative  -23.53%. The best performing stocks in the Fund during the year ended September 30, 2017 were Cautivo Mining (up 252.72%), Sierra Metals (up 84.17%), and Sabina Gold & Silver (up 69.44%). The worst performing stocks during the period were Santa Cruz Silver Mining (down -60.46%), Mandalay Resources (down -59.67%), and Endeavour Mining  (down -52.68%).

The NAV return for IPAY over the full year ended September 30, 2017 was 30.59%. IPAY began tracking a new index on August 1, 2017. Over the period from October 1, 2016 to July 31, 2017, the Fund NAV return for IPAY was 25.54%. The index IFLY tracked over the period, the ISE Mobile Payments Index, posted positive performance of 26.12%. On August 1, 2017, IPAY began tracking the Prime Mobile Payments Index (“Prime Mobile Index”), which increased 3.63% over the two-month period from August 1, 2017 to September 30, 2017. The Fund NAV return for IPAY over the same two-month period was 3.49%, in line with the positive performance of the Prime Mobile Index. The best performing stocks during the year ended September 30, 2017 were Square (up 146.87%), MoneyGram International (up 144.25%), and Green Dot Corporation (up 114.91%). The worst  performing stocks during the period were CPI Card Group (down -81.89%), Pax Global Technology (down -27.58%), and Fleetcor (down -10.95%).

The Fund NAV return for IFLY for the year ended September 30, 2017 was 36.39%, in line with the performance of its index, the Reality Shares Drone Index, which increased 35.64%. The best performing stocks were Aselsan (up 137.12%), Aerovironment (up 120.54%), and IXYS Corporation (up 97.99%). The worst performing stocks during the year were Korea Aerospace Industries (down -44.30%), GoPro (down -34.23%), and Ambarella (down -33.69%).

The Fund NAV return for GAMR for the year was 37.67%, in line with the performance of the index, the EEFund Video Game Tech Index, which increased 38.56%. The best performing stocks during the year were Nvidia (up 162.38%), Take-Two Interactive (up 126.37%), and Advanced Micro Devices (up 83.45%). The worst performing stocks during the year ended September 30, 2017 were Jakks Pacific (down -55.43%), Mattel (down -46.94%), and DeNA Co. (down -37.28%).

On behalf of ETFMG and our industry leading partners, I would like to thank you for your continued interest in ETFMG and our unique suite of ETFs. We endeavor to provide our investors with new and innovative products and look forward to continuing this for years to come.

You can find further details about GAMR, HACK, IFLY, IPAY and SILJ by visiting www.etfmgfunds.com, or by calling 1-844-ETF-MGRS.

Sincerely,

Samuel Masucci III
Chairman of the Board

Samuel Masucci III is a registered representative of ETFMG Financial, LLC.

ETFMG Prime Junior Silver ETF
Growth of $10,000

			Since
Average Annual Returns	1 Year	3 Year	Inception
Period Ended September 30, 2017	Return	Return	(11/29/12)
ETFMG Prime Junior Silver ETF (NAV)	-23.53%	6.83%	-9.71%
ETFMG Prime Junior Silver ETF (Market)	-23.21%	6.75%	-9.69%
S&P 500 Index	18.61%	10.81%	15.15%
Prime Junior Silver (Small Cap Miners/Explorers)TM Index	-21.00%	9.75%	-7.92%

Total Fund Operating Expenses[1]			0.69%
1. The expense ratio is taken from the Fund’s most recent prospectus dated September 8, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains, if any. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 29, 2012, and is not intended to imply any future performance. The returns shown do not reflect the impact of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The unmanaged indices do not reflect fees and are not available for direct investment.

ETFMG Prime Junior Silver ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Coeur Mining, Inc.	13.15%
2	Hecla Mining Co.	12.71%
3	Pan American Silver Corporation	12.04%
4	Hochschild Mining PLC	11.00%
5	First Majestic Silver Corp.	4.68%
6	Hudbay Minerals, Inc.	4.59%
7	Tahoe Resources, Inc.	4.55%
8	MAG Silver Corporation	4.35%
9	Yamana Gold, Inc.	4.23%
10	Silvercorp Metals, Inc.	3.70%

Top Ten Holdings =75.00% of Total Investments†
* Current portfolio holdings may not be indicative of future Fund holdings.
† Percentage of total investments less cash.

ETFMG Prime Cyber Security ETF
Growth of $10,000

Average Annual Returns	1 Year	Since Inception
Period Ended September 30, 2017	Return	(11/11/14)
ETFMG Prime Cyber Security ETF (NAV)	8.42%	7.11%
ETFMG Prime Cyber Security ETF (Market)	8.43%	7.10%
S&P 500 Index	18.61%	9.90%
ISE Cyber Security™ Index	10.17%	8.51%

Total Fund Operating Expenses[1]		0.60%
1. The expense ratio is taken from the Fund’s most recent prospectus dated September 8, 2017.

Performance data quoted represents past performance and does not guarantee future results may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains, if any. Performance The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 11, 2014, and is not intended to imply any future performance.  The returns shown do not reflect the impact of taxes that a shareholder would pay on fund distributions from the sale of Fund shares.  The chart assumes reinvestment of capital gains and dividends, if any.  The unmanaged indices do not reflect fees and are not available for direct investment.

ETFMG Prime Cyber Security ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Science Applications International Corp.	3.91%
2	Cisco Systems, Inc.	3.86%
3	Akamai Technologies, Inc.	3.82%
4	FireEye, Inc.	3.78%
5	Juniper Networks, Inc.	3.77%
6	Trend Micro, Inc.	3.76%
7	Symantec Corp.	3.74%
8	Sophos Group PLC	3.74%
9	Check Point Software Technologies Ltd.	3.65%
10	Qualys, Inc.	3.62%

Top Ten Holdings =37.65% of Total Investments†
* Current portfolio holdings may not be indicative of future Fund holdings.
† Percentage of total investments less cash.

ETFMG Prime Mobile Payments ETF
Growth of $10,000

Average Annual Returns	1 Year	Since Inception
Period Ended September 30, 2017	Return	(7/15/15)
ETFMG Prime Mobile Payments ETF (NAV)	30.59%	12.97%
ETFMG Prime Mobile Payments ETF (Market)	30.20%	13.12%
S&P 500 Index	18.61%	10.75%
ISE Mobile PaymentsTM Index	32.00%	13.81%

Total Fund Operating Expenses[1]		0.75%
1. The expense ratio is taken from the Fund’s most recent prospectus dated September 8, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains, if any. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on July 15, 2015, and is not intended to imply any future performance. The returns shown do not reflect the impact of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The unmanaged indices do not reflect fees and are not available for direct investment.

ETFMG Prime Mobile Payments ETF

Top Ten Holdings*
	Security	% of Total Investments†
1	American Express Co.	5.24%
2	PayPal Holdings, Inc.	5.12%
3	MasterCard, Inc.	5.03%
4	Visa, Inc.	4.93%
5	Fidelity National Information Services, Inc.	4.80%
6	Fiserv, Inc.	4.44%
7	Discover Financial Services	4.20%
8	First Data Corp.	3.21%
9	FleetCor Technologies, Inc.	3.09%
10	Global Payments, Inc.	3.01%

Top Ten Holdings =43.07% of Total Investments†
* Current Fund holdings may not be indicative of future Fund holdings.
† Percentage of total investments less cash.

ETFMG Drone Economy Strategy ETF
Growth of $10,000

Average Annual Returns	1 Year	Since Inception
Period Ended September 30, 2017	Return	(3/8/2016)
ETMFG Drone Economy Strategy ETF (NAV)	36.39%	27.44%
ETFMG Drone Economy Strategy ETF (Market)	35.62%	27.53%
S&P 500 Index	18.61%	19.12%
Reality Shares Drone Index	35.64%	27.20%

Total Fund Operating Expenses[1]		0.75%
1. The expense ratio is taken from the Fund’s most recent prospectus dated September 8, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains, if any. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the impact of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The unmanaged indices do not reflect fees and are not available for direct investment.

ETFMG Drone Economy Strategy ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Aerovironment, Inc.	14.34%
2	Parrot SA	7.96%
3	Boeing Co.	4.45%
4	GoPro, Inc.	3.89%
5	Ambarella, Inc.	2.48%
6	Kratos Defense & Security Solutions, Inc.	1.85%
7	L3 Technologies, Inc.	1.71%
8	IXYS Corp.	1.67%
9	Textron, Inc.	1.67%
10	Honeywell International, Inc.	1.63%

Top Ten Holdings = 41.65% of Total Investments†
* Current Fund holdings may not be indicative of future Fund holdings.
† Percentage of total investments less cash.

ETFMG Video Game Tech ETF
Growth of $10,000

Average Annual Returns	1 Year	Since Inception
Period Ended September 30, 2017	Return	(3/8/2016)
ETFMG Video Game Tech ETF (NAV)	37.67%	46.22%
ETFMG Video Game Tech ETF (Market)	36.48%	46.33%
S&P 500 Index	18.61%	19.12%
EEFund Video Game TechTM Index	38.56%	47.73%

Total Fund Operating Expenses[1]		0.75%
1. The expense ratio is taken from the Fund’s most recent prospectus dated September 8, 2017.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains, if any. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on March 8, 2016, and is not intended to imply any future performance. The returns shown do not reflect the impact of taxes that a shareholder would pay on fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The unmanaged indices do not reflect fees and are not available for direct investment.

ETFMG Video Game Tech ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Glu Mobile, Inc.	4.92%
2	Nexon Co. Ltd	4.59%
3	Take-Two Interactive Software, Inc.	4.44%
4	Ubisoft Entertainment SA	4.11%
5	Webzen, Inc.	4.00%
6	NCSoft Corp.	3.95%
7	Square Enix Holdings Co. Ltd	3.93%
8	Nintendo Co. Ltd	3.84%
9	Activision Blizzard, Inc.	3.67%
10	Zynga, Inc.	3.57%

Top Ten Holdings =41.02% of Total Investments†
* Current Fund holdings may not be indicative of future Fund holdings.
† Percentage of total investments less cash.

ETFMG™ ETFs

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Past performance is no indicative of future return. A Fund’s performance for very short time periods may not be indicative of future performance.

SILJ

The ETFMG Prime Junior Silver ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explores Index (the “Index”).

Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual issuer volatility than a diversified fund. Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect a Fund. Investments in small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The ETFMG Prime Junior Silver ETF is subject to risks associated with the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operation. Several foreign countries have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be renationalized. The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. IOPV or indicative optimized portfolio value is an estimated intraday fair value of one share of an ETF determined by the last trade price of the fund’s underlying securities.

The Prime Junior Silver Miners & Explores Index is designed to reflect the performance of small-capitalization companies involved in the silver industry, including companies that mine, explore and refine silver. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The Index generally is comprised of 20-30 securities. The Index was created and is maintained by Prime Indexes. An investment cannot be made directly in an index.

HACK

The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

The fund is concentrated in technology-related companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Such companies may have limited product lines, markets, financial resources or personnel. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel, and competition from foreign competitors with lower production costs. Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Funds are non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index.

ETFMG™ ETFs

The Prime Cyber Defense Index is designed to reflect the performance of companies involved in the cyber security industry, including companies that provide cyber security related hardware/software and services. The stocks are screened for liquidity and weighted according to modified free-float market capitalization. The Index was created and is maintained by Prime Indexes. An investment cannot be made directly in an index.

IPAY

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and antitrust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Prime Mobile Payments Index is designed to reflect the performance of companies involved in the mobile and electronic payments industry, including card networks, processors, infrastructure/software and solutions companies. The stocks are screened for liquidity and weighted according to a modified linear-based capitalization-weighted methodology. The Index was created and is maintained by Prime Indexes. An investment cannot be made directly in an index.

IFLY

The ETFMG Drone Economy Strategy ETF (the “Fund” or the “Drone Economy ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares DroneTM Index (the “Index”).

ETFMG™ ETFs

Drone Economy Companies face intense competition, both domestically and internationally and are heavily dependent on the protection of patent and intellectual property rights. In addition, Drone Economy Companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the Reality Shares Drone™ Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Reality Shares Drone™ Index provides a benchmark for investors interested in tracking companies actively involved in drone technology and services. The Index uses Modified Equal Weight capitalization-weighted methodology. The index was created and is maintained by Reality Shares Index Committee. You cannot invest directly in an index.

GAMR

The ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech Index (the “Index”).

Video Game Tech Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Video Game Tech Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. Such factors may adversely affect the profitability and value of such companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Investments in smaller companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s return may not match or achieve a high degree of correlation with the return of the EEFund Video Game Tech Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The EEFund Video Game Tech™ Index provides a benchmark for investors interested in tracking companies actively involved in the electronic gaming industry including the entertainment, education and simulation segments. The Index uses a market capitalization weighted allocation across the pure play and non-pure play sectors and a set weight for the conglomerate sector as well as an equal weighted allocation methodology for all components within each sector allocation. The index was created and is maintained by EEFund Management. You cannot invest directly in an index.

S&P 500: The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ETFMG™ ETFs

PORTFOLIO ALLOCATIONS
As of September 30, 2017 (Unaudited)

	ETFMG Prime Junior Silver ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
As a percent of Net Assets:
Canada	62.5%	—%	—%	—%	—%
Cayman Islands	—	—	—	2.8	5.6
Cyprus	—	—	1.8	—	—
Finland	—	0.1	—	—	—
France	—	—	5.0	12.6	4.5
Germany	—	—	3.3	1.3	0.7
Hong Kong	—	—	0.5	—	4.2
Israel	—	9.7	—	1.4	—
Italy	—	—	—	1.9	—
Japan	—	5.9	0.7	8.9	31.0
Netherlands	—	0.9	—	1.7	—
Norway	—	—	—	—	0.9
Puerto Rico	—	—	1.6	—	—
Republic of Korea	—	0.5	—	1.0	10.4
Spain	—	—	—	1.6	—
Sweden	—	—	—	2.7	2.0
Switzerland	—	—	—	—	1.1
Taiwan, Province of China	—	—	—	—	3.2
Turkey	—	—	—	2.7	—
United Kingdom	11.0	8.9	3.9	4.8	—
United States	26.4	73.9	83.0	56.3	35.5
Short-Term and other Net Assets (Liabilities)	0.1	0.1	0.2	0.3	0.9
	100.0%	100.0%	100.0%	100.0%	100.0%

ETFMG™ ETFs

ETFMG Prime Junior Silver ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.9%
Metals & Mining - 99.9%
Canada - 62.5%
Alexco Resource Corp. (a)	634,322	$919,767
Americas Silver Corp. (a)	243,985	1,005,075
Aurcana Corp. (a)	708,765	144,849
Bear Creek Mining Corp. (a)	602,356	989,645
Cautivo Mining, Inc. (a)	18,219	—
Endeavour Silver Corp. (a)	663,889	1,580,056
Excellon Resources, Inc. (a)	534,587	869,735
First Majestic Silver Corp. (a)	397,471	2,718,702
Fortuna Silver Mines, Inc. (a)	290,810	1,272,549
Great Panther Silver Ltd. (a)	516,477	640,431
Hudbay Minerals, Inc. (a)	359,407	2,664,408
IMPACT Silver Corp. (a)	574,882	156,650
Kootenay Silver, Inc. (a)	1,247,459	224,947
MAG Silver Corp. (a) (Level 2)	225,404	2,523,658
Mandalay Resources Corp. (a)	2,034,068	546,113
Minco Silver Corp. (a)	558,476	371,497
Mirasol Resources Ltd. (a)	339,263	429,602
Pan American Silver Corp. (a)	410,467	6,990,522
Sabina Gold & Silver Corp. (a)	489,389	866,800
Santacruz Silver Mining Ltd. (a)	1,082,875	138,858
Sierra Metals, Inc. (a)	354,444	894,809
Silvercorp Metals, Inc. (a)	792,251	2,146,110
SSR Mining, Inc. (a)	195,953	2,076,136
Tahoe Resources, Inc.	501,023	2,640,391
Trevali Mining Corp. (a)	875,934	989,835
Yamana Gold, Inc.	927,489	2,457,846
Total Canada		36,258,991

United Kingdom - 11.0%
Hochschild Mining PLC	2,077,879	6,390,090

United States - 26.4%
Coeur Mining, Inc. (a)	830,954	7,636,467
Golden Minerals Co. (a)	642,131	308,223
Hecla Mining Co.	1,471,007	7,384,455
Total United States		15,329,145
Total Metals & Mining		57,978,226
TOTAL COMMON STOCKS (Cost $61,603,342)		57,978,226

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Junior Silver ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	102,269	$102,269
TOTAL SHORT-TERM INVESTMENTS (Cost $102,269)		102,269

Total Investments (Cost $61,705,611) - 100.1%		58,080,495
Liabilities in Excess of Other Assets - (0.1)%		(47,987)
TOTAL NET ASSETS - 100.0%		$58,032,508

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.9%
Finland - 0.1%
Software - 0.1%
F-Secure OYJ	297,180	$1,499,774
Israel - 9.7%
Communications Equipment - 0.9%
Radware Ltd. (a)	589,228	9,934,384
Software - 8.8%
Check Point Software Technologies Ltd. (a) ^	428,085	48,810,252
CyberArk Software Ltd. (a) ^	1,158,485	47,497,885
Total Software		96,308,137
Total Israel		106,242,521

Japan - 5.9%
Software - 5.9%
Digital Arts, Inc.	183,700	7,917,752
FFRI, Inc.	177,416	6,819,144
Trend Micro, Inc.	1,020,301	50,232,993
Total Software		64,969,889

Netherlands - 0.9%
Software - 0.9%
Gemalto NV	224,443	10,025,793
Republic of Korea - 0.5%
Internet Software & Services - 0.5%
Ahnlab, Inc.	146,504	5,922,325
United Kingdom - 8.9%
Aerospace & Defense - 2.4%
BAE Systems PLC	1,918,496	16,234,476
Ultra Electronics Holdings PLC	436,498	10,516,615
Total Aerospace & Defense		26,751,091
Internet Software & Services - 1.0%
Mimecast Ltd. (a)	398,036	11,312,183
IT Services - 0.9%
NCC Group PLC	3,292,202	9,550,990
Software - 4.6%
Sophos Group PLC	6,790,012	49,996,805
Total United Kingdom		97,611,069

United States - 73.9%
Aerospace & Defense - 0.5%
The KEYW Holding Corp. (a) ^	677,345	5,154,595
Communications Equipment - 14.7%
Cisco Systems, Inc.	1,533,938	51,586,335

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

F5 Networks, Inc. (a)	91,126	$10,986,151
Juniper Networks, Inc.	1,813,990	50,483,342
Palo Alto Networks, Inc. (a)	335,267	48,311,975
Total Communications Equipment		161,367,803
Internet Software & Services - 6.1%
Akamai Technologies, Inc. (a) ^	1,049,753	51,143,966
VeriSign, Inc. (a) ^	101,916	10,842,843
Zix Corp. (a) ^	1,001,818	4,898,890
Total Internet Software & Services		66,885,699
IT Services - 7.9%
Booz Allen Hamilton Holding Corp.	314,552	11,761,099
Leidos Holdings, Inc.	187,980	11,132,176
ManTech International Corp.	253,700	11,200,855
Science Applications International Corp.	782,496	52,309,858
Total IT Services		86,403,988
Software - 44.7%
A10 Networks, Inc. (a)	996,167	7,531,022
Barracuda Networks, Inc. (a) ^	1,992,767	48,284,744
FireEye, Inc. (a) ^	3,016,135	50,580,584
Fortinet, Inc. (a)	1,285,636	46,077,194
Gigamon, Inc. (a) ^	1,133,813	47,790,218
Imperva, Inc. (a)	1,059,279	45,972,709
MobileIron, Inc. (a)	1,673,056	6,190,307
Proofpoint, Inc. (a) ^	521,383	45,475,025
Qualys, Inc. (a) ^	934,162	48,389,592
Rapid7, Inc. (a)	583,710	10,273,296
SecureWorks Corp. (a) (c)	768,717	9,493,655
Splunk, Inc. (a) ^	718,796	47,749,618
Symantec Corp. ^	1,526,661	50,089,747
Varonis Systems, Inc. (a)	258,751	10,841,667
VASCO Data Security International, Inc. (a)	406,406	4,897,192
Verint Systems, Inc. (a) ^	258,955	10,837,266
Total Software		490,473,836
Total United States		810,285,921
TOTAL COMMON STOCKS (Cost $1,015,814,274)		1,096,557,292

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Cyber Security ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	1,346,853	$1,346,853
TOTAL SHORT-TERM INVESTMENTS (Cost $1,346,853)		1,346,853

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 21.9%
Investment Companies - 21.9%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		239,731,705
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $239,731,705)		239,731,705

Total Investments (Cost $1,256,892,832) - 121.9%		1,337,635,850
Liabilities in Excess of Other Assets - (21.9)%		(240,275,963)
TOTAL NET ASSETS - 100.0%		$1,097,359,887

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.
(c)	Affiliated security. Please refer to Note 9 of the Notes to Financial Statements.

+ Investments purchased with cash proceeds from securities lending.  Total cash collateral has a value of $239,731,705 as of September 30, 2017.
^ All or a portion of this security is out on loan as of September 30, 2017.  Total value of securities out on loan is $233,713,782.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.8%
Cyprus - 1.8%
IT Services - 1.8%
QIWI PLC - ADR	183,309	$3,105,254
France - 5.0%
Electronic Equipment, Instruments & Components - 2.5%
Ingenico Group SA	44,410	4,209,529
IT Services - 2.5%
Worldline SA (a)	99,954	4,236,320
Total France		8,445,849

Germany - 3.3%
IT Services - 3.3%
Wirecard AG	61,855	5,659,137
Hong Kong - 0.5%
Electronic Equipment, Instruments & Components - 0.5%
PAX Global Technologies Ltd.	1,692,427	901,287
Japan - 0.7%
Consumer Finance - 0.7%
Jaccs Co Ltd	49,000	1,210,140
Puerto Rico - 1.6%
IT Services - 1.6%
EVERTEC, Inc.	177,870	2,819,240
United Kingdom - 3.9%
Commercial Services & Supplies - 0.8%
PayPoint PLC	101,077	1,292,803
IT Services - 3.1%
Worldpay Group PLC	983,394	5,363,225
Total United Kingdom		6,656,028

United States - 83.0%
Consumer Finance - 13.5%
American Express Co. ^	118,790	10,745,743
Discover Financial Services	133,439	8,604,147
Green Dot Corp. (a)	74,036	3,670,705
Total Consumer Finance		23,020,595
Electronic Equipment, Instruments & Components - 2.1%
VeriFone Systems, Inc. (a) ^	178,054	3,610,935
Internet Software & Services - 2.0%
Q2 Holdings, Inc. (a) ^	82,387	3,431,418
IT Services - 60.4%
Blackhawk Network Holdings, Inc. (a) ^	79,950	3,501,810
Euronet Worldwide, Inc. (a)	42,446	4,023,456
Fidelity National Information Services, Inc.	105,214	9,825,935

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

First Data Corp. (a)	364,110	$6,568,544
Fiserv, Inc. (a)	70,489	9,090,261
FleetCor Technologies, Inc. (a)	40,879	6,326,843
Global Payments, Inc.	64,923	6,169,633
MasterCard, Inc.	73,022	10,310,706
Net 1 UEPS Technologies, Inc. (a)	72,412	705,293
PayPal Holdings, Inc. (a)	163,998	10,500,793
Planet Payment, Inc. (a)	98,354	421,939
Square, Inc. (a) ^	197,151	5,679,920
Total System Services, Inc.	83,576	5,474,228
Vantiv, Inc. (a) ^	76,977	5,424,569
Visa, Inc. ^	95,925	10,095,147
Western Union Co. ^	261,916	5,028,787
WEX, Inc. (a)	37,095	4,162,801
Total IT Services		103,310,665
Software - 2.1%
ACI Worldwide, Inc. (a) ^	158,270	3,605,391
Technology Hardware, Storage & Peripherals - 2.9%
NCR Corp. (a) ^	111,074	4,167,496
USA Technologies, Inc. (a)	122,188	763,675
Total Technology Hardware, Storage & Peripherals		4,931,171
Total United States		141,910,175
TOTAL COMMON STOCKS (Cost $148,689,891)		170,707,110

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	381,513	381,513
TOTAL SHORT-TERM INVESTMENTS (Cost $381,513)		381,513

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Prime Mobile Payments ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 19.8%
Investment Companies - 19.8%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		$33,828,336
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $33,828,336)		33,828,336

Total Investments (Cost $182,899,740) - 119.8%		204,916,959
Liabilities in Excess of Other Assets - (19.8)%		(33,923,519)
TOTAL NET ASSETS - 100.0%		$170,993,440

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.

+  Investments purchased with cash proceeds from securities lending.  Total cash collateral has a value of $33,828,336 as of September 30, 2017.
^ All or a portion of this security is out on loan as of September 30, 2017.  Total value of securities out on loan is $33,191,067.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.7%
Cayman Islands - 2.8%
Semiconductors & Semiconductor Equipment - 2.8%
Ambarella, Inc. (a) ^	21,888	$1,072,731

France - 12.6%
Aerospace & Defense - 3.5%
Dassault Aviation SA	387	625,919
Thales SA	6,218	703,888
Total Aerospace & Defense		1,329,807
Communications Equipment - 9.1%
Parrot SA ^	286,925	3,445,405
Total France		4,775,212

Germany - 1.3%
Industrial Conglomerates - 1.3%
Rheinmetall AG	4,435	499,848

Israel - 1.4%
Aerospace & Defense - 1.4%
Elbit Systems Ltd.	3,700	543,570

Italy - 1.9%
Aerospace & Defense - 1.9%
Leonardo SpA	37,641	705,129

Japan - 8.9%
Automobiles - 3.0%
Subaru Corp.	15,360	554,202
Yamaha Motor Co. Ltd.	19,920	596,582
Total Automobiles		1,150,784
Electronic Equipment, Instruments & Components - 3.0%
Hitachi Ltd.	83,700	589,786
TDK Corp.	7,825	531,286
Total Electronic Equipment, Instruments & Components		1,121,072
Household Durables - 1.3%
Sony Corp. - ADR	12,942	483,254
Technology Hardware, Storage & Peripherals - 1.6%
NEC Corp.	22,350	605,799
Total Japan		3,360,909

Netherlands - 1.7%
Aerospace & Defense - 1.7%
Airbus SE	6,916	657,269

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

Republic of Korea - 1.0%
Aerospace & Defense - 1.0%
Korea Aerospace Industries Ltd.	10,442	$398,407

Spain - 1.6%
IT Services - 1.6%
Indra Sistemas SA	39,253	620,041

Sweden - 2.7%
Aerospace & Defense - 1.1%
Saab AB	7,728	392,240
Electronic Equipment, Instruments & Components - 1.6%
Hexagon AB	12,419	615,544
Total Sweden		1,007,784

Turkey - 2.7%
Aerospace & Defense - 1.4%
Aselsan Elektronik Sanayi Ve Ticaret AS	72,447	534,769
Household Durables - 1.3%
Vestel Elektronik Sanayi ve Ticaret AS	231,606	488,180
Total Turkey		1,022,949

United Kingdom - 4.8%
Aerospace & Defense - 4.8%
BAE Systems PLC	80,060	677,475
Cobham PLC	192,190	375,227
Meggitt PLC	62,240	434,522
QinetiQ Group PLC	105,866	350,253
Total United Kingdom		1,837,477

United States - 56.3%
Aerospace & Defense - 40.3%
Aerovironment, Inc. (a) ^	114,667	6,205,778
Boeing Co.	7,582	1,927,420
General Dynamics Corp.	2,797	575,007
Kratos Defense & Security Solutions, Inc.	61,305	801,869
L3 Technologies, Inc.	3,934	741,284
Lockheed Martin Corp. (a)^	2,021	627,096
Northrop Grumman Corp.	2,190	630,107
Orbital ATK, Inc. (a)^	4,432	590,165
Raytheon Co.	3,177	592,765
Rockwell Collins, Inc.	3,697	483,235
Teledyne Technologies, Inc.	2,697	429,308
Textron, Inc.	13,404	722,208

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

TransDigm Group, Inc. (a)^	1,584	$404,950
United Technologies Corp. (a)^	4,689	544,299
Total Aerospace & Defense		15,275,491
Electronic Equipment, Instruments & Components - 3.6%
FLIR Systems, Inc.	9,392	365,443
Jabil, Inc.	18,212	519,953
Trimble, Inc.	12,498	490,547
Total Electronic Equipment, Instruments & Components		1,375,943
Household Durables - 4.4%
GoPro, Inc. (a) ^	153,101	1,685,643
Industrial Conglomerates - 1.9%
Honeywell International, Inc.	4,985	706,574
Semiconductors & Semiconductor Equipment - 6.1%
Intel Corp. (a)^	13,802	525,580
IXYS Corp.	30,539	723,774
NVIDIA Corp.	3,445	615,863
QUALCOMM, Inc.	8,702	451,112
Total Semiconductors & Semiconductor Equipment		2,316,329
Total United States		21,359,980
TOTAL COMMON STOCKS (Cost $32,312,091)		37,861,306

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	149,121	149,121
TOTAL SHORT-TERM INVESTMENTS (Cost $149,121)		149,121

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Drone Economy Strategy ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 13.9%
Investment Companies - 13.9%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		$5,267,739
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $5,267,739)		5,267,739

Total Investments (Cost $37,728,951) - 114.0%		43,278,166
Liabilities in Excess of Other Assets - (14.0)%		(5,329,972)
TOTAL NET ASSETS - 100.0%		$37,948,194

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.

+  Investments purchased with cash proceeds from securities lending.  Total cash collateral has a value of $5,267,739 as of September 30, 2017.
^ All or a portion of this security is out on loan as of September 30, 2017.  Total value of securities out on loan is $5,200,964.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.1%
Cayman Islands - 5.6%
Internet Software & Services - 1.9%
Momo, Inc. - ADR (a)	6,961	$218,158
NetEase, Inc. - ADR	937	247,190
SINA Corp. (a)	2,725	312,421
Total Internet Software & Services		777,769
Software - 3.7%
Changyou.com Ltd. - ADR (a)	36,975	1,464,580
Total Cayman Islands		2,242,349

France - 4.5%
Software - 4.5%
Ubisoft Entertainment SA (a)	25,856	1,777,314
Germany - 0.7%
Health Care Equipment & Supplies - 0.7%
Carl Zeiss Meditec AG	5,115	266,994
Hong Kong - 4.2%
Internet Software & Services - 0.8%
Tencent Holdings Ltd.	7,700	331,397
Software - 3.4%
NetDragon Websoft Holdings Ltd.	407,065	1,360,079
Total Hong Kong		1,691,476

Japan - 31.0%
Household Durables - 1.2%
Sony Corp. - ADR	12,361	461,559
Internet Software & Services - 3.6%
DeNa Co. Ltd.	11,700	262,230
Gree, Inc.	173,300	1,184,338
Total Internet Software & Services		1,446,568
Leisure Products - 1.3%
Bandai Namco Holdings, Inc.	7,400	253,846
Sega Sammy Holdings, Inc.	20,700	289,184
Total Leisure Products		543,030
Software - 24.9%
Capcom Co. Ltd.	60,500	1,487,163
Gumi, Inc.	115,605	1,148,602
GungHo Online Entertainment, Inc. ^	106,440	287,561
Koei Tecmo Holdings Co. Ltd.	12,800	268,797
Konami Holdings Corp.	29,112	1,399,653
Nexon Co. Ltd.	76,000	1,982,990
Nintendo Co. Ltd.	4,500	1,662,031

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

Square Enix Holdings Co. Ltd.	45,200	$1,699,142
Total Software		9,935,939
Total Japan		12,387,096

Norway - 0.9%
Semiconductors & Semiconductor Equipment - 0.9%
Nordic Semiconductor ASA (a)	61,635	340,503
Republic of Korea - 10.4%
Software - 10.4%
NCSoft Corp.	4,215	1,709,405
Neowiz (a)	75,496	701,997
Webzen, Inc. (a)	79,444	1,727,119
Total Software		4,138,521

Sweden - 2.0%
Software - 2.0%
G5 Entertainment AB	20,706	804,608
Switzerland - 1.1%
Technology Hardware, Storage & Peripherals - 1.1%
Logitech International SA ^	12,432	453,271
Taiwan, Province of China - 3.2%
Technology Hardware, Storage & Peripherals - 3.2%
Micro-Star International Co. Ltd.	589,000	1,266,415
United States - 35.5%
Household Durables - 0.6%
Vuzix Corp. (a) ^	46,297	252,319
Internet Software & Services - 1.1%
Alphabet, Inc. (a)	463	444,068
Leisure Products - 1.1%
Hasbro, Inc. ^	2,532	247,300
Mattel, Inc. ^	11,616	179,816
Total Leisure Products		427,116
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a) ^	40,429	515,470
Intel Corp. ^	12,520	476,762
Kopin Corp. (a)	76,783	320,185
NVIDIA Corp.	3,140	561,338
Total Semiconductors & Semiconductor Equipment		1,873,755
Software - 22.9%
Activision Blizzard, Inc.	24,576	1,585,398
Electronic Arts, Inc. (a)	12,692	1,498,418
Glu Mobile, Inc. (a) ^	565,153	2,124,974
Microsoft Corp.	6,475	482,323

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

ETFMG Video Game Tech ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

Take-Two Interactive Software, Inc. (a)	18,756	$1,917,426
Zynga, Inc. (a)	408,087	1,542,569
Total Software		9,151,108
Specialty Retail - 3.3%
GameStop Corp. ^	64,747	1,337,673
Technology Hardware, Storage & Peripherals - 1.8%
Apple, Inc.	2,963	456,658
Immersion Corp. (a)	31,309	255,795
Total Technology Hardware, Storage & Peripherals		712,453
Total United States		14,198,492
TOTAL COMMON STOCKS (Cost $36,465,917)		39,567,039

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	253,817	253,817
TOTAL SHORT-TERM INVESTMENTS (Cost $253,817)		253,817

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 8.5%
Investment Companies - 8.5%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		3,407,205
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $3,407,205)		3,407,205

Total Investments (Cost $40,126,939) - 108.2%		43,228,061
Liabilities in Excess of Other Assets - (8.2)%		(3,294,385)
TOTAL NET ASSETS - 100.0%		$39,933,676

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.

+  Investments purchased with cash proceeds from securities lending.  Total cash collateral has a value of $3,407,205 as of September 30, 2017.
^ All or a portion of this security is out on loan as of September 30, 2017.  Total value of securities out on loan is $3,296,825.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF ASSETS AND LIABILITIES
As of September 30, 2017

	ETFMG Prime Junior Silver ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
ASSETS
Investments in unaffiliated securities, at fair value*	$58,080,495	$1,328,142,195	$204,916,959	$43,278,166	$43,228,061
Investments in affiliated securities, at fair value	—	9,493,655	—	—	—
Cash	—	71,000	1,543	213,674	71
Foreign currency	382	—	957	3,410	55,182
Receivables:
Receivable for Fund shares issued	—	—	—	—	2,218,520
Dividends and interest receivable	3,983	290,962	40,291	17,177	31,509
Securities lending income receivable	—	22,064	2,424	3,885	7,610
Receivable for investments sold	—	5,973,602	—	—	—
Total Assets	58,084,860	1,343,993,478	204,962,174	43,516,312	45,540,953

LIABILITIES
Collateral received for securities loaned (Note 7)	$—	$239,731,705	$33,828,336	$5,267,739	$3,407,205
Payables:
Payable for investments purchased	—	—	—	275,110	2,169,387
Payable for fund shares redeemed	—	5,997,160	—	—	—
Unitary fees payable	35,134	547,681	99,938	20,093	21,660
Accrued legal expenses	17,218	357,045	40,460	5,176	9,025
Total Liabilities	52,352	246,633,591	33,968,734	5,568,118	5,607,277
Net Assets	$58,032,508	$1,097,359,887	$170,993,440	$37,948,194	$39,933,676

NET ASSETS CONSIST OF:
Paid-in Capital	$86,129,285	$1,249,565,674	$150,138,832	$32,365,408	$36,938,687
Undistributed (accumulated) net investment income (loss)	(384,887)	(933,484)	61,070	21,329	53,637
Accumulated net realized gain (loss) on investments	(24,086,769)	(232,019,266)	(1,223,810)	13,209	(159,298)
Net unrealized appreciation (depreciation) on:
Investments in securities	(3,625,116)	80,743,018	22,017,219	5,549,215	3,101,122
Foreign currency and translation of other assets and liabilities in foreign currency	(5)	3,945	129	(967)	(472)
Net Assets	$58,032,508	$1,097,359,887	$170,993,440	$37,948,194	$39,933,676

*Identified Cost:

Investments in unaffiliated securities	$61,705,611	$1,247,279,103	$182,899,740	$37,728,951	$40,126,939
Investments in affiliated securities	—	9,613,729	—	—	—
Foreign currency	387	—	828	4,377	55,654

Shares Outstanding^	4,900,000	36,450,000	5,250,000	1,050,000	900,000

Net Asset Value, Offering and Redemption Price per Share	$11.84	$30.11	$32.57	$36.14	$44.37

^ No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

STATEMENTS OF OPERATIONS
For the Year ended September 30, 2017

	ETFMG Prime Junior Silver ETF	ETFMG Prime Cyber Security ETF	ETFMG Prime Mobile Payments ETF	ETFMG Drone Economy Strategy ETF	ETFMG Video Game Tech ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $19,945, $185,638, $13,166, $7,523, $19,564)	$149,763	$6,027,843	$761,600	$169,221	$204,992
Interest	283	6,541	1,019	315	889
Securities lending income	—	489,967	50,816	59,708	37,155
Total Investment Income	150,046	6,524,351	813,435	229,244	243,036

Expenses:
Unitary fees	424,982	6,449,260	661,627	102,604	116,865
Legal expense	19,951	413,692	46,879	5,998	10,457
Total Expenses	444,933	6,862,952	708,506	108,602	127,322
Net Investment Income (Loss)	(294,887)	(338,601)	104,929	120,642	115,714

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated Investments	(20,775,525)	(117,664,886)	(1,125,326)	19,407	(121,319)
Affiliated Investments	—	(2,584,530)	—	—	—
In-Kind Redemptions	5,310,795	65,176,937	5,631,840	260,396	2,650,372
Foreign currency and foreign currency translation	(108,866)	(110,287)	(21,645)	(8,197)	(19,789)
Net Realized Gain (Loss) on Investments and In-Kind redemptions	(15,573,596)	(55,182,766)	4,484,869	271,606	2,509,264
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated Investments	(5,426,911)	122,065,187	21,832,551	5,252,163	2,154,917
Affiliated Investments	—	694,071	—	—	—
Foreign currency and foreign currency translation	3,002	(5,319)	146	(903)	(423)
Net change in Unrealized Appreciation (Depreciation) of Investments	(5,423,909)	122,753,939	21,832,697	5,251,260	2,154,494
Net Realized and Unrealized Gain (Loss) on Investments	(20,997,505)	67,571,173	26,317,566	5,522,866	4,663,758
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(21,292,392)	$67,232,572	$26,422,495	$5,643,508	$4,779,472

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS
Net investment loss	$(294,887)	$(134,867)
Net realized gain (loss) on investments and In-Kind Redemptions	(15,573,596)	7,115,839
Net change in unrealized appreciation (depreciation) of investments and foreign currency and foreign currency translation	(5,423,909)	4,713,347
Net increase (decrease) in net assets resulting from operations	(21,292,392)	11,694,319

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(258,169)	(87,131)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	2,518,035	62,026,105
Net increase (decrease) in net assets	$(19,032,526)	$73,633,293

NET ASSETS
Beginning of Year	77,065,034	3,431,741
End of Year	$58,032,508	$77,065,034
Accumulated net investment loss	$(384,887)	$(120,937)

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Shares Sold	2,400,000	$33,356,410	5,400,000	$79,061,830
Shares Redeemed	(2,450,000)	(30,838,375)	(1,100,000)	(17,035,725)
Net Transactions in Fund Shares	(50,000)	$2,518,035	4,300,000	$62,026,105
Beginning Shares	4,950,000		650,000
Ending Shares	4,900,000		4,950,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS
Net investment income (loss)	$(338,601)	$10,006,317
Net realized loss on investments and In-Kind Redemptions	(55,182,766)	(123,324,117)
Net change in unrealized appreciation of investments	122,753,939	170,473,814
Net increase in net assets resulting from operations	67,232,572	57,156,014

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,740,625)	(5,498,499)
CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	230,013,980	(306,990,660)
Transaction fees (See Note 1)	60,036	2,025
Net increase (decrease) in net assets from capital share transactions	230,074,016	(306,988,635)
Total increase (decrease) in net assets	$293,565,963	$(255,331,120)

NET ASSETS
Beginning of Year	803,793,924	1,059,125,044
End of Year	$1,097,359,887	$803,793,924
Undistributed net investment income (accumulated loss)	$(933,484)	$3,186,993

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Shares Sold	17,650,000	$522,222,875	2,200,000	$57,823,125
Transaction Fees (See Note 1)	—	60,036	—	2,025
Shares Redeemed	(10,000,000)	(292,208,895)	(15,300,000)	(364,813,785)
Net Transactions in Fund Shares	7,650,000	$230,074,016	(13,100,000)	$(306,988,635)
Beginning Shares	28,800,000		41,900,000
Ending Shares	36,450,000		28,800,000

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016
OPERATIONS
Net investment income	$104,929	$50,012
Net realized gain on investments and In-Kind Redemptions	4,484,869	13,529
Net change in unrealized appreciation of investments	21,832,697	385,037
Net increase in net assets resulting from operations	26,422,495	448,578

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(31,641)	(40,000)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	135,868,135	3,618,915
Transaction fees (See Note 1)	21	—
Net increase in net assets from capital share transactions	135,868,156	3,618,915
Total increase in net assets	$162,259,010	$4,027,493

NET ASSETS
Beginning of Year	8,734,430	4,706,937
End of Year	$170,993,440	$8,734,430
Undistributed net investment income	$61,070	$9,406

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Shares Sold	5,550,000	$155,535,335	200,000	$4,842,235
Transaction Fees (See Note 1)	—	21	—	—
Shares Redeemed	(650,000)	(19,667,200)	(50,000)	(1,223,320)
Net Transactions in Fund Shares	4,900,000	$135,868,156	150,000	$3,618,915
Beginning Shares	350,000		200,000
Ending Shares	5,250,000		350,000

The accompanying notes are an integral part of these financial statements.

ETFMG Drone Economy Strategy ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016*
OPERATIONS
Net investment income	$120,642	$14,519
Net realized gain on investments and In-Kind Redemptions	271,606	14,147
Net change in unrealized appreciation of investments	5,251,260	296,988
Net increase in net assets resulting from operations	5,643,508	325,654

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(101,055)	(4,000)
From net realized gain	(28,851)	—
Total Distributions to Shareholders	(129,906)	(4,000)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	25,745,485	6,364,770
Transaction Fees (Note 1)	2,630	53
Net increase in net assets from capital share transactions	25,748,115	6,364,823
Total increase in net assets	$31,261,717	$6,686,477

NET ASSETS
Beginning of Year	6,686,477	—
End of Year	$37,948,194	$6,686,477
Undistributed net investment income	$21,329	$7,309

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016*
	Shares	Amount	Shares	Amount
Shares Sold	850,000	$27,286,680	250,000	$6,364,770
Transaction Fees (See Note 1)	—	2,630	—	53
Shares Redeemed	(50,000)	(1,541,195)	—	—
Net Transactions in Fund Shares	800,000	$25,748,115	250,000	$6,364,823
Beginning Shares	250,000		—
Ending Shares	1,050,000		250,000

*Fund commenced operations on March 8, 2016. The information presented is for the period from March 8, 2016 to September 30, 2016.

The accompanying notes are an integral part of these financial statements.

ETFMG Video Game Tech ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016*
OPERATIONS
Net investment income	$115,714	$9,076
Net realized gain on investments and In-Kind Redemptions	2,509,264	94,118
Net change in unrealized appreciation of investments	2,154,494	946,156
Net increase in net assets resulting from operations	4,779,472	1,049,350

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(114,780)	—
From net realized gain	(96,540)	—
Total Distributions to Shareholders	(211,320)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	28,765,980	5,531,370
Transaction Fees (Note 1)	18,631	193
Net increase in net assets from capital share transactions	28,784,611	5,531,563
Net increase in net assets	$33,352,763	$6,580,913

NET ASSETS
Beginning of Year	6,580,913	—
End of Year	$39,933,676	$6,580,913
Undistributed net investment income	$53,637	$6,872

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016*
	Shares	Amount	Shares	Amount
Shares Sold	900,000	$37,042,630	200,000	$5,531,370
Transaction Fees (See Note 1)	—	18,631	—	193
Shares Redeemed	(200,000)	(8,276,650)	—	—
Net Transactions in Fund Shares	700,000	$28,784,611	200,000	$5,531,563
Beginning Shares	200,000		—
Ending Shares	900,000		200,000

*Fund commenced operations on March 8, 2016. The information presented is for the period from March 8, 2016 to September 30, 2016.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Junior Silver ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Year	$15.57	$5.28	$10.00	$11.71	$20.00
Income (Loss) from Investment Operations:
Net investment income loss [2]	(0.06)	(0.06)	(0.03)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	(3.61)	10.47	(4.69)	(1.64)	(8.27)
Total from investment operations	(3.67)	10.41	(4.72)	(1.70)	(8.29)
Less Distributions:
Distributions from net investment income	(0.06)	(0.12)	—	(0.01)	—
Total distributions	(0.06)	(0.12)	—	(0.01)	—
Net asset value, end of year	$11.84	$15.57	$5.28	$10.00	$11.71
Total Return	-23.53%	201.99%	-47.20%	-14.52%	-41.45%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$58,033	$77,065	$3,432	$6,997	$1,757

Expenses to Average Net Assets before legal expense	0.69%	0.69%	0.69%	0.69%	0.69%[4]
Expenses to Average Net Assets after legal expense	0.72%[5]	0.69%	0.69%	0.69%	0.69%[4]
Net Investment Loss to Average Net Assets	-0.48%	-0.45%	-0.39%	-0.52%	-0.21%[4]
Portfolio Turnover Rate	69%	33%	55%	44%	69%[3]

[1]	Commencement of operations on November 29, 2012.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[1]

Net Asset Value, Beginning of Year	$27.91	$25.28	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	(0.01)	0.30	(0.05)
Net realized and unrealized gain on investments	2.34	2.52	0.33
Total from investment operations	2.33	2.82	0.28
Less Distributions:
Distributions from net investment income	(0.13)	(0.19)	—
Total distributions	(0.13)	(0.19)	—
Net asset value, end of year	$30.11	$27.91	$25.28
Total Return	8.42%	11.23%	1.11%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,097,360	$803,794	$1,059,125

Expenses to Average Net Assets before legal expense	0.68%	0.75%	0.75%[4]
Expenses to Average Net Assets after legal expense	0.72%[5]	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	-0.03%	1.21%	-0.19%[4]
Portfolio Turnover Rate	53%	34%	31%[3]

[1]	Commencement of operations on November 11, 2014.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[1]

Net Asset Value, Beginning of Year	$24.96	$23.53	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.03	0.15	(0.01)
Net realized and unrealized gain (loss) on investments	7.60	1.39	(1.46)
Total from investment operations	7.63	1.54	(1.47)
Less Distributions:
Distributions from net investment income	(0.02)	(0.11)	—
Total distributions	(0.02)	(0.11)	—
Net asset value, end of year	$32.57	$24.96	$23.53
Total Return	30.59%	6.51%	-5.86	[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$170,993	$8,734	$4,707

Expenses to Average Net Assets before legal expense	0.75%	0.75%	0.75	[4]
Expenses to Average Net Assets after legal expense	0.80%[5]	0.75%	0.75	[4]
Net Investment Income (Loss) to Average Net Assets	0.12%	0.63%	-0.23	[4]
Portfolio Turnover Rate	31%	32%	8%[3]

[1]	Commencement of operations on July 15, 2015.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Drone Economy Strategy ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Year	$26.75	$25.00
Income from Investment Operations:
Net investment income [2]	0.27	0.11
Net realized and unrealized gain on investments	9.26	1.68
Total from investment operations	9.53	1.79
Less Distributions:
Distributions from net investment income	(0.04)	(0.04)
Distributions from net realized gain	(0.10)	—
Total distributions	(0.14)	(0.04)
Net asset value, end of year	$36.14	$26.75
Total Return	36.39%	7.15%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$37,948	$6,686

Expenses to Average Net Assets before legal expense	0.75%	0.75%[4]
Expenses to Average Net Assets after legal expense	0.79%[5]	0.75%[4]
Net Investment Income to Average Net Assets	0.87%	0.68%[4]
Portfolio Turnover Rate	21%	13%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Year	$32.90	$25.00
Income from Investment Operations:
Net investment income [2]	0.33	0.08
Net realized and unrealized gain on investments	11.71	7.82
Total from investment operations	12.04	7.90
Less Distributions:
Distributions from net investment income	(0.18)	—
Distributions from net realized gain	(0.39)	—
Total distributions	(0.57)	—
Net asset value, end of year	$44.37	$32.90
Total Return	37.67%	31.62%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$39,934	$6,581

Expenses to Average Net Assets before legal expense	0.75%	0.74%[4]
Expenses to Average Net Assets after legal expense	0.82%[5]	0.74%[4]
Net Investment Income to Average Net Assets	0.86%	0.44%[4]
Portfolio Turnover Rate	49%	10%[3]

[1]	Commencement of operations on March 8, 2016.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.
[5]	The ratio of expenses to average net assets includes legal expense. See note 11 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION

ETFMG Prime Junior Silver ETF (formerly known as PureFundsTM ISE Junior Silver ETF), ETFMG Prime Cyber Security ETF (formerly known as PureFundsTM ISE Cyber Security ETF), ETFMG Prime Mobile Payments ETF (formerly known as PureFundsTM ISE Mobile Payments ETF), ETFMG Drone Economy Strategy ETF (formerly known as PureFundsTM ISE Drone Economy Strategy ETF), and ETFMG Video Game Tech ETF (formerly known as PureFundsTM ISE Video Game Tech ETF) (each a “Fund”, or collectively the “Funds”) are series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

The following table is a summary of the Strategy Commencement Date and Strategy of the Funds:

Fund Ticker	Strategy Commencement Date	Strategy
SILJ	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (“Prime Silver Index”).
HACK	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield of the Prime Cyber Defense Index (“Prime Cyber Index”).
IPAY	8/1/2017	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (“Prime Mobile Index”).
IFLY	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares Drone™ Index.
GAMR	3/8/2016	Seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech™ Index.

The Funds each currently offer one class of shares, which have no front end sales load, no deferred sales charges, and no redemption fees. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of each Fund have equal rights and privileges.

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the Statements of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services –Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Fund’s semiannual and annual reports, which are filed with the SEC.

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017, the Funds did not hold any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ investments in securities, at fair value, as of September 30, 2017:

ETFMG Prime Junior Silver ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$57,606,729	$371,497	$—	$57,978,226
Short Term Investments	102,269	—	—	102,269
Total Investments in Securities	$57,708,998	$371,497	$—	$58,080,495

ETFMG Prime Cyber Security ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$1,096,557,292	$—	$—	$1,096,557,292
Short Term Investments	1,346,853	—	—	1,346,853
Investments Purchased with Securities Lending Collateral*	—	—	—	239,731,705
Total Investments in Securities	$1,097,904,145	$—	$—	$1,337,635,850

ETFMG Prime Mobile Payments ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$170,707,110	$—	$—	$170,707,110
Short Term Investments	381,513	—	—	381,513
Investments Purchased with Securities Lending Collateral*	—	—	—	33,828,336
Total Investments in Securities	$171,088,623	$—	$—	$204,916,959

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

ETFMG Drone Economy Strategy ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$37,861,306	$—	$—	$37,861,306
Short Term Investments	149,121	—	—	149,121
Investments Purchased with Securities Lending Collateral*	—	—	—	5,267,739
Total Investments in Securities	$38,010,427	$—	$—	$43,278,166

ETFMG Video Game Tech ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$39,567,039	$—	$—	$39,567,039
Short Term Investments	253,817	—	—	253,817
Investments Purchased with Securities Lending Collateral*	—	—	—	3,407,205
Total Investments in Securities	$39,820,856	$—	$—	$43,228,061

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.

Below are the transfers into or out of Levels 1 and 2 during the year ended September 30, 2017:

ETFMG Prime Junior Silver ETF
Transfers into Level 1	$574,451
Transfers out of Level 1	(371,497)
Net Transfers in and/(out) of Level 1	$202,954
Transfers into Level 2	$371,497
Transfers out of Level 2	(574,451)
Net Transfers in and/(out) of Level 2	$(202,954)

The transfers between Levels 1 and 2 are due to increased/decreased trading activity during the year ended September 30, 2017. Transfers between levels are recognized at the end of the reporting period.

Each of ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF, did not have any transfers among Levels 1, 2, and 3 during the year ended September 30, 2017.

B.
Federal Income Taxes. The Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all taxable income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

 Net capital losses incurred after October 31, within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2017 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2017, management has reviewed the tax positions for open periods (for Federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Funds may be subject to income, withholding or other taxes imposed by foreign countries.

D.
Foreign Currency Translations and Transactions. The Funds may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income are generally declared and paid by each of the Funds on a quarterly basis. Distributions to shareholders from realized gains on securities for each Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

G.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. For Authorized Participants, the offering and redemption price per share for the Funds are equal to the Funds’ respective net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Funds are not actively managed. Therefore, the Funds follow the securities included in its respective index during upturns as well as downturns. Because of their indexing strategies, the Funds do not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Funds’ performance may be below that of their respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that a Fund’s or an index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Advisor, the Advisor provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement the Advisor has overall responsibility for the general management and administration of the Funds and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Funds, in exchange for a single unitary fee at the following annual rates:

ETFMG Prime Junior Silver ETF	0.69%
ETFMG Prime Cyber Security ETF*	0.60%
ETFMG Prime Mobile Payments ETF	0.75%
ETFMG Drone Economy Strategy ETF	0.75%
ETFMG Video Game Tech ETF	0.75%

*Effective May 1, 2017, ETFMG Prime Cyber Security ETF made permanent a reduction in unitary fees to ensure that total expenses do not exceed 0.60% of the Fund’s annual average net assets, from a previous unitary fee of 0.75%.

The Advisor has an agreement with, and is dependent on, a third party to pay the Funds’ expenses in excess of the annual expense rates of each Funds’ average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). Effective April 1, 2017, ETFMG Financial, LLC (“the Sponsor”) began statutory distribution services to the Funds. The Sponsor provides marketing support for the Funds, including distributing marketing materials related to the Funds. Effective August 1, 2017, Level ETF Ventures, LLC serves as the index provider for SILJ, HACK, IPAY, and GAMR. Effective August 1, 2017 Reality Shares, LLC serves as the index provider for IFLY.

Effective April 1, 2017, the Funds changed their distributor from ALPS Distributors, Inc. to ETFMG Financial, LLC.

U.S. Bancorp Fund Services, LLC (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Funds. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Funds. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Funds have each adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to each Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. During the year ended September 30, 2017, the Funds did not incur any 12b-1 expenses.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the year ended September 30, 2017 are as follows:

	Purchases	Sales
ETFMG Prime Junior Silver ETF	$43,516,347	$42,624,624
ETFMG Prime Cyber Security ETF	580,270,156	559,169,600
ETFMG Prime Mobile Payments ETF	27,716,414	28,188,667
ETFMG Drone Economy Strategy ETF	3,310,351	3,039,693
ETFMG Video Game Tech ETF	10,550,745	7,821,034

The costs of purchases and sales of in-kind transactions associated with creations and redemptions during the year ended September 30, 2017 are as follows:

	Purchases In-Kind	Sales In-Kind

ETFMG Prime Junior Silver ETF	$33,365,001	$30,380,921
ETFMG Prime Cyber Security ETF	493,101,960	286,747,123
ETFMG Prime Mobile Payments ETF	154,955,495	18,426,806
ETFMG Drone Economy Strategy ETF	26,216,857	682,609
ETFMG Video Game Tech ETF	33,102,836	7,256,817

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Funds’ determination of taxable gains and are not distributed to shareholders.

During the year ended September 30, 2017, the Funds paid broker commissions to Penserra Securities, LLC, an affiliated broker to the sub-advisor Penserra Capital Management, LLC, in the amount of $34,718.

There were no purchases or sales of U.S. Government obligations during the year ended September 30, 2017.

NOTE 7 – SECURITIES LENDING

The Funds, except for ETFMG Prime Junior Silver ETF, may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Funds receive compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss on the fair value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. During the year ended September 30, 2017, Funds had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

As of the year ended September 30, 2017, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
ETFMG Prime Cyber Security ETF	$233,713,782	$239,731,705
ETFMG Prime Mobile Payments ETF	33,191,067	33,828,336
ETFMG Drone Economy Strategy ETF	5,200,964	5,267,739
ETFMG Video Game Tech ETF	3,296,825	3,407,205

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

Net interest income earned on collateral investments and recognized by the Funds during the year ended September 30, 2017, were as follows:

Fees and Interest Income Earned

Interest
income earned
including
Fund	applicable fees
ETFMG Prime Cyber Security ETF	$489,967
ETFMG Prime Mobile Payments ETF	50,816
ETFMG Drone Economy Strategy ETF	59,708
ETFMG Video Game Tech ETF	37,155

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation (Appreciation)
SILJ	$67,360,521	$1,412,448	$(10,692,092)	$(9,279,644)
HACK	1,292,858,769	116,813,291	(72,036,210)	44,777,081
IPAY	183,951,975	23,481,359	(2,515,418)	20,965,941
IFLY	37,964,549	6,150,972	(833,945)	5,317,027
GAMR	40,456,291	4,257,663	(1,430,711)	2,826,952

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2017, the components of distributable earnings (loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated Loss	Undistributed Long-term Gain	Total Accumulated Gain (Loss)
SILJ	$—	$—	$—	$(18,817,133)	$—	$(28,096,777)
HACK	—	—	—	(196,892,868)	—	(152,205,787)
IPAY	61,070	—	61,070	(172,403)	—	20,854,608
IFLY	263,376	2,383	265,759	—	—	5,582,786
GAMR	168,037	—	168,037	—	—	2,994,989

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2017, the Funds had accumulated capital loss carryovers of:

	Capital Loss
	Carryover	Expires
SILJ	$18,738,756	Indefinite
HACK	196,049,384	Indefinite
IPAY	172,403	Indefinite
IFLY	—	Indefinite
GAMR	—	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ending September 30, 2017.

	Late	Post-
	Year	October
	Ordinary	Capital
	Loss	Loss
SILJ	$78,377	$—
HACK	933,484	—
IPAY	—	—
IFLY	—	—
GAMR	—	—

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following table shows the reclassifications made:

	Undistributed Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Loss	Paid-In Capital
ETFMG Prime Junior Silver ETF	$289,106	$(3,535,059)	$3,245,953
ETFMG Prime Cyber Security ETF	(41,251)	(60,487,918)	60,529,169
ETFMG Prime Mobile Payments ETF	(21,624)	(5,557,187)	5,578,811
ETFMG Drone Economy Strategy ETF	(5,567)	(246,956)	252,523
ETFMG Video Game Tech ETF	45,831	(2,668,537)	2,622,706

NOTE 9 – DISTRIBUTIONS TO SHAREHOLDERS

The components of the distributions to shareholders during the year ended September 30, 2017, and the year ended September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	From Ordinary Income	From Capital Gains	From Ordinary Income	From Capital Gains
SILJ	$258,169	$—	$87,131	$—
HACK	3,740,625	—	5,498,499	—
IPAY	31,641	—	40,000	—
IFLY	101,055	28,851	4,000	—
GAMR	114,780	96,540	—	—

NOTE 10 – INVESTMENTS IN AFFILIATES

ETFMG Prime Junior Silver ETF

ETFMG Prime Junior Silver ETF owned 5% or more of the voting securities of the following companies during the year ended September 30, 2017.  After ETFMG Prime Junior Silver ETF sold some of their holdings in the companies, the companies were no longer deemed an affiliate of the Fund as defined by the Investment Company Act of 1940.  Transactions during the year in these securities were as follows:

Share Activity
Security Name	Balance September 30, 2016	Purchases	Sales	Balance September 30, 2017	Realized Losses[1]	Dividend Income	Value September 30, 2017
Kootenay Silver, Inc.	$993,718	$3,088,005	$(2,834,264)	$1,247,459	$(245,629)	$—	$224,947
Santacruz Silver
Mining Ltd.	1,008,819	2,606,713	(2,532,657)	1,082,875	(285,813)	—	138,858
Excellon
Resources, Inc.	362,439	3,229,115	(3,056,967)	534,587	(320,876)	—	869,735

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

ETFMG Prime Cyber Security ETF

ETFMG Prime Cyber Security ETF owned 5% or more of the voting securities of the following companies during the year ended September 30, 2017.  After ETFMG Prime Cyber Security ETF sold some of their holdings in the companies, the companies were no longer deemed an affiliate of the Fund as defined by the Investment Company Act of 1940. SecureWorks Corp. is deemed to be an affiliate of the Fund as defined by the Investment Company Act of 1940.  Transactions during the year in these securities were as follows:

Share Activity
Security Name	Balance September 30, 2016	Purchases	Sales	Balance September 30, 2017	Realized Losses[1]	Dividend Income	Value September 30, 2017

The KEYW Holding Corp.	$1,558,899	$1,584,242	$(2,465,796)	$677,345	$(5,328,515)	$—	$5,154,595

Precise Biometrics AB	—	23,538,057	(23,538,057)	—	(3,716,997)	—	—

SecureWorks Corp.*	341,301	1,311,185	(883,769)	768,717	(824,445)	—	9,493,655

Radware, Ltd.	1,590,920	1,201,245	(2,202,937)	589,228	(8,500,975)	—	9,934,384

Zix Corp.	2,236,742	2,071,643	(3,306,567)	1,001,818	(2,203,964)	—	4,898,890

*Affiliate as of September 30, 2017.

1 Realized Losses include transactions in affiliated investments and affiliated in-kind redemptions.

NOTE 11 – LEGAL MATTERS

The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17.  The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor.  The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories.  At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief.  Both motions were denied, and the matter is now proceeding through pretrial discovery.  The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

The Advisor, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers  Group, LLC et al., Case 1:17-cv-08252.   This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and to assert counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Management of the Trust and the Funds, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Funds’ financial statements.

ETFMG™ ETFs

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 12 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 11.

ETFMG™ ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF,
ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF and ETFMG Video Game Tech ETF:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF and ETFMG Video Game Tech ETF (collectively the “Funds”) (certain of the Funds comprising ETF Managers Trust) as of September 30, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF and ETFMG Video Game Tech ETF as of September 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/WithumSmith+Brown, PC

New York, NY
November 29, 2017

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

ETFMG ETFs Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for each Fund is at a premium or discount to its daily net asset value (NAV).  The chart presented represents past performance and cannot be used to predict future results.
ETFMG Prime Junior Silver ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	4	1.6
Greater Than or equal to 0.75% And Less Than 1.00%	4	1.6
Greater Than or Equal to 0.50% And Less Than 0.75%	17	6.8
Greater Than or Equal to 0.25% And Less Than 0.50%	34	13.5
Greater Than or Equal to 0.00% And Less Than 0.25%	45	17.9
Less Than or Equal to 0.00% And Greater Than -0.25%	58	23.1
Less Than or Equal to -0.25% And Greater Than -0.50%	53	21.1
Less Than or Equal to -0.50% And Greater Than -0.75%	26	10.4
Less Than or Equal to -0.75% And Greater Than -1.00%	7	2.8
Less than -1.00%	3	1.2

ETFMG Prime Junior Silver ETF	Year Ended September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	65	25.7
Greater Than or equal to 0.75% And Less Than 1.00%	24	9.5
Greater Than or Equal to 0.50% And Less Than 0.75%	44	17.4
Greater Than or Equal to 0.25% And Less Than 0.50%	40	15.8
Greater Than or Equal to 0.00% And Less Than 0.25%	15	5.9
Less Than or Equal to 0.00% And Greater Than -0.25%	19	7.5
Less Than or Equal to -0.25% And Greater Than -0.50%	20	7.9
Less Than or Equal to -0.50% And Greater Than -0.75%	9	3.6
Less Than or Equal to -0.75% And Greater Than -1.00%	9	3.6
Less than -1.00%	8	3.2

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Prime Junior Silver ETF	Year Ended September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.50%	21	8.3
Greater Than or equal to 1.25% And Less Than 1.50%	12	4.8
Greater Than or Equal to 1.00% And Less Than 1.25%	20	7.9
Greater Than or Equal to 0.75% And Less Than 1.00%	24	9.5
Greater Than or Equal to 0.50% And Less Than 0.75%	27	10.7
Greater Than or Equal to 0.25% And Less Than 0.50%	20	7.9
Greater Than or Equal to 0.00% And Less Than 0.25%	27	10.7
Less Than or Equal to 0.00% And Greater Than -0.25%	16	6.4
Less Than or Equal to -0.25% And Greater Than -0.50%	28	11.1
Less Than or Equal to -0.50% And Greater Than -0.75%	18	7.2
Less Than or Equal to -0.75% And Greater Than -1.00%	19	7.5
Less Than or Equal to -1.00% And Greater Than -1.25%	8	3.2
Less Than or Equal to -1.25% And Greater Than -1.50%	5	2.0
Less than -1.50%	7	2.8

ETFMG Prime Junior Silver ETF	Year Ended September 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.50%	28	11.1
Greater Than or equal to 1.25% And Less Than 1.50%	8	3.2
Greater Than or Equal to 1.00% And Less Than 1.25%	20	7.9
Greater Than or Equal to 0.75% And Less Than 1.00%	17	6.7
Greater Than or Equal to 0.50% And Less Than 0.75%	30	11.9
Greater Than or Equal to 0.25% And Less Than 0.50%	32	12.7
Greater Than or Equal to 0.00% And Less Than 0.25%	35	13.9
Less Than or Equal to 0.00% And Greater Than -0.25%	25	9.9
Less Than or Equal to -0.25% And Greater Than -0.50%	28	11.1
Less Than or Equal to -0.50% And Greater Than -0.75%	12	4.8
Less Than or Equal to -0.75% And Greater Than -1.00%	9	3.6
Less Than or Equal to -1.00% And Greater Than -1.25%	3	1.2
Less Than or Equal to -1.25% And Greater Than -1.50%	4	1.6
Less than -1.50%	1	0.4

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Prime Junior Silver ETF	November 29, 2012* through September 30, 2013
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.50%	22	10.6
Greater Than or Equal to 2.50% And Less Than 1.50%	20	9.5
Greater Than or Equal to 1.50% And Less Than 0.75%	30	14.4
Greater Than or Equal to 0.50% And Less Than 0.75%	26	12.4
Greater Than or Equal to 0.25% And Less Than 0.50%	17	8.2
Greater Than or Equal to 0.00% And Less Than 0.25%	18	8.6
Less Than or Equal to 0.00% And Greater Than -0.50%	22	10.6
Less Than or Equal to -0.50% And Greater Than -1.25%	20	9.5
Less Than or Equal to -1.25% And Greater Than -2.0%	24	11.4
Less than -2.0%	10	4.8

*First day of secondary market trading

ETFMG Prime Cyber Security ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	0	0.0
Greater Than or Equal to 0.75% And Less Than 1.00%	0	0.0
Greater Than or Equal to 0.50% And Less Than 0.75%	0	0.0
Greater Than or Equal to 0.25% And Less Than 0.50%	5	2.0
Greater Than or Equal to 0.00% And Less Than 0.25%	143	57.0
Less Than or Equal to 0.00% And Greater Than -0.25%	100	39.8
Less Than or Equal to -0.25% And Greater Than -0.50%	3	1.2
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0.0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less than -1.00%	0	0.0

ETFMG Prime Cyber Security ETF	Year Ended September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	0	0.0
Greater Than or Equal to 0.75% And Less Than 1.00%	0	0.0
Greater Than or Equal to 0.50% And Less Than 0.75%	0	0.0
Greater Than or Equal to 0.25% And Less Than 0.50%	1	0.4
Greater Than or Equal to 0.00% And Less Than 0.25%	80	31.6
Less Than or Equal to 0.00% And Greater Than -0.25%	142	56.1
Less Than or Equal to -0.25% And Greater Than -0.50%	26	10.3
Less Than or Equal to -0.50% And Greater Than -0.75%	3	1.2
Less Than or Equal to -0.75% And Greater Than -1.00%	1	0.4
Less than -1.00%	0	0.0

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Prime Cyber Security ETF	November 11, 2014* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.50%	0	0.0
Greater than or equal to 1.25% And Less Than 1.50%	0	0.0
Greater Than or Equal to 1.00% And Less Than 1.25%	1	0.4
Greater Than or Equal to 0.75% And Less Than 1.00%	0	0.0
Greater Than or Equal to 0.50% And Less Than 0.75%	4	1.8
Greater Than or Equal to 0.25% And Less Than 0.50%	17	7.6
Greater Than or Equal to 0.00% And Less Than 0.25%	162	72.7
Less Than or Equal to 0.00% And Greater Than -0.25%	33	14.8
Less Than or Equal to -0.25% And Greater Than -0.50%	6	2.7
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0.0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less Than or Equal to -1.00% And Greater Than -1.25%	0	0.0
Less Than or Equal to -1.25% And Greater Than -1.50%	0	0.0
Less than -1.50%	0	0.0

*First day of secondary market trading

ETFMG Prime Mobile Payments ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	1	0.4
Greater Than or Equal to 0.75% And Less Than 1.00%	0	0.0
Greater Than or Equal to 0.50% And Less Than 0.75%	4	1.6
Greater Than or Equal to 0.25% And Less Than 0.50%	26	10.3
Greater Than or Equal to 0.00% And Less Than 0.25%	202	80.5
Less Than or Equal to 0.00% And Greater Than -0.25%	16	6.4
Less Than or Equal to -0.25% And Greater Than -0.50%	1	0.4
Less Than or Equal to -0.50% And Greater Than -0.75%	1	0.4
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less than -1.00%	0	0.0

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Prime Mobile Payments ETF	Year Ended September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	3	1.2
Greater Than or Equal to 0.75% And Less Than 1.00%	6	2.4
Greater Than or Equal to 0.50% And Less Than 0.75%	13	5.1
Greater Than or Equal to 0.25% And Less Than 0.50%	36	14.2
Greater Than or Equal to 0.00% And Less Than 0.25%	80	31.6
Less Than or Equal to 0.00% And Greater Than -0.25%	56	22.1
Less Than or Equal to -0.25% And Greater Than -0.50%	21	8.3
Less Than or Equal to -0.50% And Greater Than -0.75%	16	6.3
Less Than or Equal to -0.75% And Greater Than -1.00%	11	4.4
Less than -1.00%	11	4.4

ETFMG Prime Mobile Payments ETF	July 15, 2015* through September 30, 2015
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.50%	1	1.8
Greater than or equal to 1.25% And Less Than 1.50%	1	1.8
Greater Than or Equal to 1.00% And Less Than 1.25%	0	0.0
Greater Than or Equal to 0.75% And Less Than 1.00%	1	1.8
Greater Than or Equal to 0.50% And Less Than 0.75%	1	1.8
Greater Than or Equal to 0.25% And Less Than 0.50%	4	7.3
Greater Than or Equal to 0.00% And Less Than 0.25%	27	49.1
Less Than or Equal to 0.00% And Greater Than -0.25%	14	25.5
Less Than or Equal to -0.25% And Greater Than -0.50%	3	5.5
Less Than or Equal to -0.50% And Greater Than -0.75%	1	1.8
Less Than or Equal to -0.75% And Greater Than -1.00%	2	3.6
Less Than or Equal to -1.00% And Greater Than -1.25%	0	0.0
Less Than or Equal to -1.25% And Greater Than -1.50%	0	0.0
Less than -1.50%	0	0.0

*First day of secondary market trading

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Drone Economy Strategy ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	14	5.6
Greater Than or equal to 0.75% And Less Than 1.00%	39	15.5
Greater Than or Equal to 0.50% And Less Than 0.75%	52	20.7
Greater Than or Equal to 0.25% And Less Than 0.50%	80	32.0
Greater Than or Equal to 0.00% And Less Than 0.25%	47	18.7
Less Than or Equal to 0.00% And Greater Than -0.25%	16	6.3
Less Than or Equal to -0.25% And Greater Than -0.50%	3	1.2
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0
Less than -1.00%	0	0

ETFMG Drone Economy Strategy ETF	March 8, 2016* through September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	7	4.8
Greater Than or Equal to 0.75% And Less Than 1.00%	23	15.9
Greater Than or Equal to 0.50% And Less Than 0.75%	40	27.6
Greater Than or Equal to 0.25% And Less Than 0.50%	36	24.8
Greater Than or Equal to 0.00% And Less Than 0.25%	22	15.2
Less Than or Equal to 0.00% And Greater Than -0.25%	10	6.9
Less Than or Equal to -0.25% And Greater Than -0.50%	4	2.8
Less Than or Equal to -0.50% And Greater Than -0.75%	3	2.1
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less than -1.00%	0	0.0

*First day of secondary market trading

ETFMG™ ETFs

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited) (Cont.)

ETFMG Video Game Tech ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	4	1.6
Greater Than or Equal to 0.75% And Less Than 1.00%	5	2.0
Greater Than or Equal to 0.50% And Less Than 0.75%	30	12.0
Greater Than or Equal to 0.25% And Less Than 0.50%	76	30.3
Greater Than or Equal to 0.00% And Less Than 0.25%	66	26.3
Less Than or Equal to 0.00% And Greater Than -0.25%	41	16.3
Less Than or Equal to -0.25% And Greater Than -0.50%	22	8.8
Less Than or Equal to -0.50% And Greater Than -0.75%	5	2.0
Less Than or Equal to -0.75% And Greater Than -1.00%	1	0.4
Less than -1.00%	1	0.4

ETFMG Video Game Tech ETF	March 8, 2016* through September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	10	6.9
Greater Than or Equal to 0.75% And Less Than 1.00%	20	13.8
Greater Than or Equal to 0.50% And Less Than 0.75%	24	16.6
Greater Than or Equal to 0.25% And Less Than 0.50%	37	25.5
Greater Than or Equal to 0.00% And Less Than 0.25%	28	19.3
Less Than or Equal to 0.00% And Greater Than -0.25%	17	11.7
Less Than or Equal to -0.25% And Greater Than -0.50%	5	3.5
Less Than or Equal to -0.50% And Greater Than -0.75%	2	1.4
Less Than or Equal to -0.75% And Greater Than -1.00%	2	1.4
Less than -1.00%	0	0.0

*First day of secondary market trading

ETFMG™ ETFs

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on September 21, 2017, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of ETFMG Prime Cyber Security ETF (“HACK”), ETFMG Drone Economy Strategy ETF (“IFLY”), and ETFMG Video Game Tech ETF (“GAMR”) (each a “Fund” and collectively the “Funds”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser.

In reaching this decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Funds’ shareholders by the Adviser; (ii) the investment performance of the Funds; (iii) the Adviser’s cost and profits they realize in providing their services, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Funds in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fees for the Funds reflect these economies of scale for the benefit of the Funds; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Funds.  The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on September 21, 2017, and throughout the year.  Among other things, the Adviser provided overviews of its advisory business, including its personnel. The information provided discussed the services provided by the Adviser. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by Schiff Hardin LLP.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.  The matters discussed were also considered separately by the Independent Trustees in executive session with Schiff Hardin LLP, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided by the Adviser
The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Funds. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Funds; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Funds. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program.  The Board also considered the Adviser’s experience managing ETFs.  The Board considered the experience of the portfolio managers of the Funds.

ETFMG™ ETFs

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited) (Continued)

The Board also considered other services provided to the Funds, such as overseeing the Funds’ service providers, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by the Adviser.

Historical Performance
The Board then considered the past performance of the Funds. The Board reviewed information regarding the performance history of the Funds over various time periods, including the year-to-date period, the most recent one-year period and the periods since each Fund’s inception, each as of August 31, 2017.  The Board noted that the index-based investment objectives of HACK, IFLY and GAMR made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which HACK, IFLY and GAMR each tracked its underlying index.  The Board noted that the Adviser began managing HACK on April 1, 2017 and IFLY and GAMR on January 1, 2017 The Board reviewed information regarding each Fund’s index tracking during the time it was managed by the Adviser, discussing, as applicable, factors which contributed to each Fund’s tracking error over certain periods of time.  The Board concluded that, after taking these factors into account, each of HACK, IFLY and GAMR satisfactorily tracked its underlying index.  The Board further noted that it had received and would continue to receive regular reports regarding each Fund’s performance at its quarterly meetings.  The Board concluded that, given the capabilities and experience of the Adviser’s personnel in managing ETFs, the Adviser would be able to continue to keep the Funds’ tracking error within acceptable ranges.

Cost of Services Provided and Economies of Scale
The Board reviewed the advisory fees for the Funds and compared them to the total operating expenses of other funds in the industry falling within the same style category.  The Board took into consideration management’s discussion of the fees, including that the Funds have niche investment strategies and limited peer ETFs.

The Board also noted the importance of the fact that the advisory fee for each Fund was a “unified fee,” meaning that the shareholders of the Funds pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.  The Board noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Funds’ other expenses out of its own fee and resources.  The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Funds, taking into account an analysis of the Adviser’s profitability provided at the meeting.  The Board concluded that the advisory fee for each of the Funds was fair and reasonable in light of the factors considered.

ETFMG™ ETFs

APPROVAL OF ADVISORY AGREEMENTS AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited) (Continued)

In addition, the Board considered whether economies of scale had been realized for the Funds.  The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size.  The Board further noted that the advisory fee with respect to HACK had recently been reduced, effective May 1, 2017, and the Board concluded that neither IFLY nor GAMR had reached a size where it had realized economies of scale that would warrant a fee reduction.  The Board noted that a unitary fee provides a level of certainty in expenses for the Funds. The Trustees concluded that the flat advisory fee was reasonable and appropriate.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Advisory Agreement for another year.

ETFMG™ ETFs

EXPENSE EXAMPLES
For the Periods Ended September 30, 2017 (Unaudited)

As a shareholder of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF (the “Funds”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

ETFMG™ ETFs

EXPENSE EXAMPLES
For the Periods Ended September 30, 2017 (Unaudited) (Continued)

ETFMG Prime Junior Silver ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$914.30	$3.31

Hypothetical (5% annual)	$1,000.00	$1,021.61	$3.50

ETFMG Prime Cyber Security ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,020.60	$3.80

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80

ETFMG Prime Mobile Payments ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,164.50	$4.07

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80

ETFMG Drone Economy Strategy ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,050.60	$3.83

Hypothetical (5% annual)	$1,000.00	$1,021.19	$3.78

ETFMG Video Game Tech ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,308.80	$4.34

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period in the case of ETFMG Prime Junior Silver ETF, ETFMG Prime Cyber Security ETF, ETFMG Prime Mobile Payments ETF, ETFMG Drone Economy Strategy ETF, and ETFMG Video Game Tech ETF.

ETFMG™ ETFs

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (holding company) (2012–2013); Chief Executive Officer, MacroMarkets LLC (exchange traded funds) (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (financial services) (2005–2011).	9	None
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, Exchange Traded Managers Group, LLC (since 2016); Partner, Crow & Cushing (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Exchange Traded Managers Group, LLC (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)
			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

ETFMG™ ETFs

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terr0+y Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION
September 30, 2017

FEDERAL TAX INFORMATION
(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Ticker	QDI
SILJ	22.21%
HACK	100.00%
IPAY	100.00%
IFLY	56.50%
GAMR	33.25%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

Fund Ticker	DRD
SILJ	0.00%
HACK	100.00%
IPAY	96.16%
IFLY	27.80%
GAMR	20.07%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for each Fund were as follows:

Fund Ticker	Short-Term Capital Gain
SILJ	0.00%
HACK	0.00%
IPAY	0.00%
IFLY	22.21%
GAMR	45.68%

During the year ended September 30, 2017, the Funds did not declare any long-term realized gains distributions.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/17
GAMR	161,124	19,564	0.17902667	0.02173778	900,000

ETFMG™ ETFs

SUPPLEMENTARY INFORMATION
September 30, 2017 (Continued)

INFORMATION ABOUT PORTFOLIO HOLDINGS
 (Unaudited)

Each Fund files its Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Funds’ first and third fiscal quarters. For each Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Funds’ N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Funds’ portfolio holdings are posted on the Funds’ website at www.ETFMG.com daily.

INFORMATION ABOUT PROXY VOTING
 (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (877) 756-7873, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at www.etfmgfunds.com.

Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at (877) 756-7873 or by accessing the SEC’s website at www.sec.gov.

Carefully consider each Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in each Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.pureetfs.com. Read the prospectus carefully before investing.

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)
The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[1]. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)
The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)	The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)
The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)
The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)
The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)
The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

[1]	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

(This page intentionally left blank).

(This page intentionally left blank).

Advisor
ETF Managers Group, LLC
 30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
 Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
 Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
 1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2017

Tierra XP Latin America Real Estate ETF
Ticker: LARE

The Fund is a series of ETF Managers Trust.

TierraXPTM Latin America Real Estate ETF

September 30, 2017

TierraXPTM Latin America Real Estate ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Tierra XP Latin America Real Estate Exchange-Traded Fund (“LARE” or the “Fund”). The following information pertains to the fiscal year ended September 30, 2017.

The Fund saw positive performance during the fiscal year ended September 30, 2017. The Fund NAV reflected a positive return of 20.23% in line with its benchmark, the Solactive Latin America Real Estate Index (“Index”), which posted positive performance of 21.54% over the same period. The primary difference between the Fund return and the Index return was attributable to Fund expenses, which are not a part of the Index.

For the year ended September 30, 2017, the best performing securities in the Fund were Paz Corp SA (up 81.26%), Socovesa SA (up 78.76%), and Grana Y Montero SA ADR (up 73.33%). The worst performing securities in the Fund were Brasil Brokers Participacoes SA (down -94.86%), Casas GEO (down -77.21%), and Desarrolladora (down -46.75%).

You can find further details about LARE by visiting www.tierrafunds.com, or by calling 1-844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

Samuel Masucci III is a registered representative of ETFMG Financial, LLC.

2

TierraXPTM Latin America Real Estate ETF
 Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended September 30, 2017	1 Year Return	Since Inception (12/2/2015)
TierraXPTM Latin America Real Estate ETF (NAV)	20.23%	23.63%
TierraXPTM Latin America Real Estate ETF (Market)	18.15%	24.03%
S&P 500 Index	18.61%	13.41%
Solactive Latin America Real Estate Index	21.54%	25.23%

Total Fund Operating Expenses[1]		0.79%

1. The expense ratio is taken from the Fund’s most recent prospectus dated January 31, 2017.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  All performance is historical and includes reinvestment of dividends and capital gains.  Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on December 2, 2015, and is not intended to imply any future performance.  The returns shown do not reflect a reduction for taxes that a shareholder would pay on Fund distributions from the sale of Fund shares.  The chart assumes reinvestment of capital gains and dividends.

The unmanaged indices do not reflect fees and are not available for direct investment.

3

TierraXPTM Latin America Real Estate ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	PLA Administradora Industrial S de RL de CV	3.16%
2	Kinea Rendimentos Imobiliarios FII	3.07%
3	MRV Engenharia e Participacoes SA	3.04%
4	Fibra Uno Administracion SA de CV	2.91%
5	BB Progressivo II FII	2.89%
6	Macquarie Mexico Real Estate Management SA de CV	2.87%
7	Concentradora Hipotecaria SAPI de CV	2.81%
8	FII BTG Pactual Corporate Office Fund	2.78%
9	Concentradora Fibra Danhos SA de CV	2.71%
10	Grupo Aeroportuario del Pacifico SAB de CV	2.67%

	Top Ten Holdings = 28.91% of Total Investments† * Current Fund holdings may not be indicative of future Fund holdings. † Percentage of total investments less cash.

4

TierraXPTM Latin America Real Estate ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

The TierraXPTM Latin America Real Estate ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Solactive Latin America Real Estate Index (the “Index”).

Foreign investing involves special risks such as currency fluctuations and political uncertainty. Investments in emerging markets accentuate these risks. The Fund is subject to the risks associated with investing in real estate, which may include possible declines in the value of real estate. Funds focusing on a single country or sector may experience greater price volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Solactive Latin America Real Estate Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

Real estate risk factors include, but are not limited to, the fact that direct ownership of real estate is subject to fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. Real estate is a cyclical business, highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Changing interest rates and credit quality requirements may affect the cash flow of real estate companies and their ability to borrow or lend money or to meet capital needs.

LAREPR: The Solactive Latin America Real Estate Index screens for all listed equities with primary listings in the Latin America region and which derive substantially most of their income from real estate and real estate services.

MSCI EM: The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries*. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Mexico: The MSCI Mexico Index is designed to measure the performance of the large and mid cap segments of the Mexican market. With 27 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Mexico.

MSCI Brazil: The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 61 constituents, the index covers about 85% of the Brazilian equity universe.

S&P 500:  The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

5

TierraXPTM Latin America Real Estate ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2017 (Unaudited)

TierraXPTM Latin America Real Estate ETF
As a percent of Net Assets:
Argentina	2.5%
Brazil	46.0
Chile	4.6
Mexico	37.2
Peru	0.9
United States	8.1
Short-Term and other Net Assets (Liabilities)	0.7
100.0%

6

TierraXPTM Latin America Real Estate ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value

COMMON STOCKS - 99.3%
Argentina - 2.5%
Real Estate Management & Development - 2.5%
Cresud SACIF y A - ADR (a)	3,982	$74,344
IRSA Inversiones y Representaciones SA - ADR (a) ^	3,232	79,346
Total Real Estate Management & Development		153,690

Brazil - 46.0%
Capital Markets - 0.1%
GP Investments Ltd. (a)	4,704	8,689
Household Durables - 13.0%
Construtora Tenda SA (a)	13,640	70,415
Cyrela Brazil Realty SA Empreendimentos e Participacoes	30,466	132,074
Direcional Engenharia SA (a)	62,757	115,323
Even Construtora e Incorporadora SA (a)	36,964	64,774
Ez Tec Empreendimentos e Participacoes SA	23,102	167,111
Gafisa SA (a)	8,865	38,291
MRV Engenharia e Participacoes SA	44,637	192,944
Tecnisa SA (a)	48,492	35,215
Total Household Durables		816,147
Real Estate Investment Trusts (REITs) - 19.8%
BB Progressivo II FII	3,758	183,322
CSHG Brasil Shopping Investimento Imobiliario	145	109,878
CSHG Logistica FI Imobiliario	212	87,311
CSHG Real Estate FI Imobiliario	226	112,745
FII BTG Pactual Corporate Office Fund	5,872	176,782
FII TB Office	1,225	28,119
JS Real Estate Multigestao FII	3,750	115,502
Kinea Renda Imobiliaria FII	2,509	133,921
Kinea Rendimentos Imobiliarios FII	5,905	195,096
Santander Agencias FII	2,188	98,790
Total Real Estate Investment Trusts (REITs)		1,241,466
Real Estate Management & Development - 13.1%
Aliansce Shopping Centers SA (a)	17,422	102,041
BR Malls Participacoes SA	31,272	139,814
BR Properties SA	26,224	92,156
Brasil Brokers Participacoes SA (a)	61,910	24,239
Helbor Empreendimentos SA (a)	43,210	33,835
Iguatemi Empresa de Shopping Centers SA	12,781	157,787
JHSF Participacoes SA (a)	72,621	53,655
Multiplan Empreendimentos Imobiliarios SA	6,304	146,436
Sao Carlos Empreendimentos e Participacoes SA	5,446	70,054
Total Real Estate Management & Development		820,017
Total Brazil		2,886,319

Chile - 4.6%
Household Durables - 1.1%
Socovesa SA	122,332	68,839

The accompanying notes are an integral part of these financial statements.
7

TierraXPTM Latin America Real Estate ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

Real Estate Management & Development - 3.5%
Parque Arauco SA	51,674	$141,317
PAZ Corporacion SA	57,590	75,581
Total Real Estate Management & Development		216,898
Total Chile		285,737

Mexico - 37.2%
Construction & Engineering - 0.9%
Empresas ICA SAB de CV (a)	155,893	12,670
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV (a)	24,617	45,963
Total Construction & Engineering		58,633
Hotels, Restaurants & Leisure - 1.1%
Grupo Hotelero Santa Fe SAB de CV (a)	29,376	16,471
Hoteles City Express SAB de CV (a)	43,397	51,618
Total Hotels, Restaurants & Leisure		68,089
Household Durables - 1.4%
Consorcio ARA SAB de CV	148,661	51,595
Corporacion GEO SAB De CV (a)	32,684	3,069
Corpovael SA de CV	38,680	25,468
Desarrolladora Homex SAB de CV (a)	135,540	7,220
Total Household Durables		87,352
Real Estate Investment Trusts (REITs) - 23.1%
Asesor de Activos Prisma SAPI de CV	165,408	109,909
Concentradora Fibra Danhos SA de CV	100,806	172,494
Concentradora Fibra Hotelera Mexicana SA de CV	156,805	120,467
Concentradora Hipotecaria SAPI de CV	155,270	178,633
Fibra Shop Portafolios Inmobiliarios SAPI de CV	221,178	132,148
Fibra Uno Administracion SA de CV	109,641	184,963
Macquarie Mexico Real Estate Management SA de CV	137,932	182,470
PLA Administradora Industrial S de RL de CV	116,720	200,944
Prologis Property Mexico SA de CV	84,306	166,760
Total Real Estate Investment Trusts (REITs)		1,448,788
Real Estate Management & Development - 3.1%
Corporacion Inmobiliaria Vesta SAB de CV	91,122	129,803
Grupo GICSA SA de CV (a)	98,260	64,589
Total Real Estate Management & Development		194,392
Transportation Infrastructure - 7.6%
Grupo Aeroportuario del Centro Norte SAB de CV	28,982	160,316
Grupo Aeroportuario del Pacifico SAB de CV	16,542	169,416
Grupo Aeroportuario del Sureste SAB de CV	7,861	149,925
Total Transportation Infrastructure		479,657
Total Mexico		2,336,911

Peru - 0.9%
Construction & Engineering - 0.9%
Grana y Montero SAA - ADR (a)	11,642	55,998

The accompanying notes are an integral part of these financial statements.
8

TierraXPTM Latin America Real Estate ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value

United States - 8.1%
Real Estate Investment Trusts (REITs) - 2.1%
Prologis, Inc.	2,092	$132,758
Real Estate Management & Development - 6.0%
Brookfield Property Partners LP ^	6,652	155,324
CBRE Group, Inc. (a)	3,237	122,618
Jones Lang LaSalle, Inc.	784	96,824
Total Real Estate Management & Development		374,766
Total United States		507,524
TOTAL COMMON STOCKS (Cost $5,440,851)		6,226,179

RIGHTS - 0.1%
CSHG Logistica FII RTS (Level 2)	206	6,446
TOTAL RIGHTS (Cost $3,082)		6,446

SHORT-TERM INVESTMENTS - 0.6%
Money Market Funds - 0.6%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	38,711	38,711
TOTAL SHORT-TERM INVESTMENTS (Cost $38,711)		38,711

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 1.3%
Investment Companies - 1.3%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		82,850
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $82,850)		82,850

Total Investments (Cost $5,565,494) - 101.3%		6,354,186
Liabilities in Excess of Other Assets - (1.3)%		(82,779)
TOTAL NET ASSETS - 100.0%		$6,271,407

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.
^	All or a portion of this security is out on loan as of September 30, 2017. Total value of securities out on loan is $79,870.
+	Investments purchased with cash proceeds from securities lending. Total cash collateral has a value of $82,850 as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
9

TierraXPTM Latin America Real Estate ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2017

TierraXPTM Latin America Real Estate ETF
ASSETS
Investments in securities, at fair value*	$6,354,186
Cash	1,301
Foreign currency	684
Recievables:
Dividends and interest receivable	1,627
Securities lending income receivable	160
Total Assets	6,357,958

LIABILITIES
Collateral received for securities loaned (Note 7)	82,850
Payables:
Management fees payable	3,701
Total Liabilities	86,551
Net Assets	$6,271,407

NET ASSETS CONSIST OF:
Paid-in Capital	$5,584,064
Undistributed (accumulated) net investment income (loss)	(94,843)
Accumulated net realized gain (loss) on investments	(6,536)
Net unrealized appreciation on:
Investments in securities	788,692
Foreign currency and translation of other assets and liabilities in foreign currency	30
Net Assets	$6,271,407

*Identified Cost:
Investments in unaffiliated securities	$5,565,494
Foreign currency	654

Shares Outstanding^	200,000

Net Asset Value, Offering and Redemption Price per Share	$31.36

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.
10

TierraXPTM Latin America Real Estate ETF

STATEMENT OF OPERATIONS
Year ended September 30, 2017

TierraXPTM Latin America Real Estate ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $15,911)	$95,447
Interest	59
Securities lending income	1,095
Total Investment Income	96,601

Expenses:
Management fees	27,597
Total Expenses	27,597
Net Investment Income	69,004
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain On:
Unaffiliated investments	37,995
Foreign currency	30,601
Net Realized Gain on Investments and Foreign Currency	68,596
Net Change in Unrealized Appreciation (Depreciation) of:
Unaffiliated investments in securities	415,620
Foreign currency and foreign currency translation	(159)
Net Change in Unrealized Appreciation of Investments	415,461
Net Realized and Unrealized Gain on Investments	484,057
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$553,061

The accompanying notes are an integral part of these financial statements.
11

TierraXPTM Latin America Real Estate ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016*

OPERATIONS
Net investment income	$69,004	$95,904
Net realized gain on investments	68,596	54,830
Net change in unrealized appreciation of investments	415,461	373,261
Net increase in net assets resulting from operations	553,061	523,995

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(263,218)	(93,090)
From net realized gain	(70,581)	—
Total Distributions to Shareholders	(333,799)	(93,090)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	3,084,065	2,500,000
Transaction Fees (Note 1)	4,359	32,816
Net increase in net assets from capital share transactions	3,088,424	2,532,816
Net increase in net assets	3,307,686	2,963,721
NET ASSETS
Beginning of Year	2,963,721	—
End of Year	$6,271,407	$2,963,721
Undistributed net investment loss	$(94,843)	$(164)

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016*
	Shares	Amount	Shares	Amount
Shares Sold	100,000	$3,084,065	100,000	$2,500,000
Transaction Fees (Note 1)	—	4,359	—	—
Shares Redeemed	—	—	—	—
Net Transactions in Fund Shares	100,000	$3,088,424	100,000	$2,500,000
Beginning Shares	100,000		—
Ending Shares	200,000		100,000

* Fund commenced operations on December 2, 2015. The information presented is for the period from December 2, 2015 to September 30, 2016.

The accompanying notes are an integral part of these financial statements.
12

TierraXPTM Latin America Real Estate ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Period	$29.64	$25.00
Income from Investment Operations:
Net investment income [2]	0.57	0.98
Net realized and unrealized gain on investments	4.42	4.59
Total from investment operations	4.99	5.57
Less Distributions:
Distributions from net investment income	(2.56)	(0.93)
Distributions from net realized gain	(0.71)	—
Total distributions	(3.27)	(0.93)
Net asset value, end of year	$31.36	$29.64
Total Return	20.23%	22.63%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$6,271	$2,964
Expenses to Average Net Assets	0.79%	0.79%[4]
Net Investment Income to Average Net Assets	1.98%	5.88%[4]
Portfolio Turnover Rate	44%	44%[3]

[1]	Commencement of operations on December 2, 2015.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.
13

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION

TierraXPTM Latin America Real Estate ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Solactive Latin America Real Estate Index (“The Index”). The Fund commenced operations on December 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, are included in “Transaction Fees” in the Statement of Changes in Net Assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.
14

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its  entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
15

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

The following table presents a summary of the Fund’s investments in securities at fair value, as of September 30, 2017:

TierraXPTM Latin America Real Estate ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$6,226,179	$—	$—	$6,226,179
Rights	—	6,446	—	6,446
Short-Term Investments	38,711	—	—	38,711
Investments Purchased with Securities Lending Collateral*	—	—	—	82,850
Total Investments in Securities	$6,264,890	$6,446	$—	$6,354,186

^ See Schedule of Investments for classifications by country and industry.
* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Funds did not have any transfers into or out of Level 1, Level 2 or Level 3 during the year ended September 30, 2017.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is  recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

16

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income are declared and paid by the Fund on a monthly basis.  Distributions to Shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE   is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the Tierra XP Latin America Real Estate ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that an investor could lose money over short or long periods.
17

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.79% of the Fund’s average daily net assets. The Advisor  has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.79% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with Tierra Funds, LLC (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. Tierra Funds, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.  Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.
18

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2017, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2017 are as follows:

	Purchases	Sales
TierraXPTM Latin America Real Estate ETF	$2,874,811	$1,564,241

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2017 are as follows:

	Purchases In-Kind	Sales In-Kind
TierraXPTM Latin America Real Estate ETF	$1,546,877	$—

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2017.

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.
19

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

As of September 30, 2017, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
TierraXPTM Latin America Real Estate ETF	$79,870	$82,850

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

Interest income earned on collateral investments (including applicable fees) and recognized by the Fund during the year ended September 30, 2017, aggregated $1,095.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
TierraXPTM Latin America Real Estate ETF	$5,811,821	$930,946	$(387,897)	$543,049

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated Loss	Total Accumulated Gain

TierraXPTM Latin America Real Estate ETF	$112,470	$35,323	$147,793	$(3,499)	$687,343

As of September 30, 2017, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover	Expires
TierraXPTM Latin America Real Estate ETF	None	Indefinite

20

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2017.

	Late Year Ordinary Loss	Post-October Capital Loss
TierraXPTM Latin America Real Estate ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following table shows the reclassifications made:

	Undistributed Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
Tierra XP Latin America Real Estate ETF	$ 99,535	$ (93,119)	$ (6,416)

NOTE 9 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid $263,218 from ordinary income and $70,581 from capital gains during the year ended September 30, 2017.

NOTE 10 – LEGAL MATTERS

The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17.  The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor.  The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories.  At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief.  Both motions were denied, and the matter is now   proceeding through pretrial discovery.  The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252.   This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded Fund discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and to assert counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.
21

TierraXPTM Latin America Real Estate ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. (See Note 10). In addition, the Fund identified the following subsequent event for disclosure:

The Board of Trustees of ETF Managers Trust, on October 26, 2017, had approved the following changes to the Fund, effective on or about December 26, 2017: a) The Fund’s name will be changed to the Alternative Agroscience ETF, b) The Fund’s current underlying index, the Solactive Latin America Real Estate Index, will be replaced with the Alternative Agroscience Index, c) The Fund’s investment objective will be changed to the following: “The Alternative Agroscience ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Alternative Agroscience Index”; and d) The non-fundamental policy that under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investments purposes, in securities of real estate related companies in Latin America will be eliminated.
22

TierraXPTM Latin America Real Estate ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of Tierra XP Latin America Real Estate ETF:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tierra XP Latin America Real Estate ETF (the “Fund”) (a series of ETF Managers Trust), as of September 30, 2017,  the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from December 2, 2015 (commencement of operations) to September 30, 2016.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tierra XP Latin America Real Estate ETF series of ETF Managers Trust as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from December 2, 2015 (commencement of operations) to September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/WithumSmith+Brown, PC

New York, NY
November 29, 2017
23

TierraXPTM Latin America Real Estate ETF

Frequency Distribution of Premiums and Discounts (Unaudited)

TierraXPTM Latin America Real Estate ETF Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for each Fund is at a premium or discount to its daily net asset value (NAV).  The chart presented represents past performance and cannot be used to predict future results.

TierraXPTM Latin America Real Estate ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
4.00% to 4.50%	9	3.6
3.50% to 4.00%	11	4.4
3.00% to 3.50%	26	10.4
2.50% to 3.00%	35	13.9
2.00% to 2.50%	21	8.4
1.50% to 2.00%	49	19.5
1.00% to 1.50%	49	19.5
1.00% or Less	51	20.3

TierraXPTM Latin America Real Estate ETF	December 2, 2015* through September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	186	88.6
Greater Than or equal to 0.75% And Less Than 1.00%	0	0.0
Greater Than or Equal to 0.50% And Less Than 0.75%	3	1.4
Greater Than or Equal to 0.25% And Less Than 0.50%	3	1.4
Greater Than or Equal to 0.00% And Less Than 0.25%	3	1.4
Less Than or Equal to 0.0% And Greater Than -0.25%	2	1.0
Less Than or Equal to -0.25% And Greater Than -0.50%	4	1.9
Less Than or Equal to -0.50% And Greater Than -0.75%	2	1.0
Less Than or Equal to -0.75% And Greater Than -1.00%	3	1.4
Less than -1.00%	4	1.9

*First day of secondary market trading
24

TierraXPTM Latin America Real Estate ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 14, 2017, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of Tierra XP Latin America Real Estate ETF  (“LARE”) (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser.

In reaching this decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s cost and profits they realize in providing their services, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.  The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on June 14, 2017, and throughout the year.  Among other things, the Adviser provided overviews of its advisory business, including its personnel. The information provided discussed the services provided by the Adviser. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by Schiff Hardin LLP.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions.  The matters discussed were also considered separately by the Independent Trustees in executive session with Schiff Hardin LLP, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided by the Adviser
The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program.  The Board also considered the Adviser’s experience managing ETFs.  The Board considered the experience of the portfolio managers of the Fund.
25

TierraXPTM Latin America Real Estate ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited) (Continued)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance
The Board then considered the past performance of the Fund. The Board reviewed information regarding the performance history of the Fund over various time periods, including the year-to-date period, the most recent one-year period and the periods since the Fund’s inception, each as of May 31, 2017.  The Board noted that the index-based investment objective of LARE made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which LARE tracked its underlying index.  The Board noted that the Adviser began managing the Fund on April 1, 2017.  The Board reviewed information regarding the Fund’s index tracking during the time it was managed by the Adviser, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time.  The Board concluded that, after taking these factors into account, the Fund satisfactorily tracked its underlying index.  The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance at its quarterly meetings.  The Board concluded that, given the capabilities and experience of the Adviser’s personnel in managing ETFs, the Adviser would be able to continue to keep the Fund’s tracking error within acceptable ranges.

Cost of Services Provided and Economies of Scale

The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of other funds in the industry falling within the same style category.  The Board took into consideration management’s discussion of the fees, including that the Fund has a niche investment strategy and limited peer ETFs.

The Board also noted the importance of the fact that the advisory fee for the Fund was a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.  The Board noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.  The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability provided at the meeting.  The Board concluded that the advisory fee for the Fund was fair and reasonable in light of the factors considered.

In addition, the Board considered whether economies of scale had been realized for the Fund.  The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size.  The Board concluded that the Fund had not reached a size where it had realized economies of scale that would warrant a fee reduction.  The Board noted that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees concluded that the flat advisory fee was reasonable and appropriate.
26

TierraXPTM Latin America Real Estate ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited) (Continued)

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.
27

TierraXPTM Latin America Real Estate ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

FEDERAL TAX INFORMATION
(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
TierraXPTM Latin America Real Estate ETF	13.16%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

Fund Name	DRD
TierraXPTM Latin America Real Estate ETF	0.00%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
TierraXPTM Latin America Real Estate ETF	20.80%

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/17
TierraXPTM Latin America Real Estate ETF	109,649	15,762	0.54824590	0.07881245	200,000
28

TierraXPTM Latin America Real Estate ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.tierrafunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.tierrafunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.tierrafunds.com. Read the prospectus carefully before investing.
29

TierraXPTM Latin America Real Estate ETF

EXPENSE EXAMPLE
For the period Ended September 30, 2017 (Unaudited)

As a shareholder of TierraXPTM Latin America Real Estate ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

TierraXPTM Latin America Real Estate ETF

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,104.70	$4.17

Hypothetical (5% annual)	$1,000.00	$1,021.11	$4.00

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2017 to September 30, 2017).
30

TierraXPTM Latin America Real Estate ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (holding company) (2012–2013); Chief Executive Officer, MacroMarkets LLC (exchange traded funds) (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (financial services) (2005–2011).	9	None
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, Exchange Traded Managers Group, LLC (since 2016); Partner, Crow & Cushing (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Exchange Traded Managers Group, LLC (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)
			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.
31

TierraXPTM Latin America Real Estate ETF

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None
32

TierraXPTM Latin America Real Estate ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)
The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[1]. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)
The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)	The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)
The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)
The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)
The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)
The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

[1]	Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.

33

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2017

BlueStar TA-BIGITechTM Israel Technology ETF
Ticker: ITEQ

The Fund is a series of ETF Managers Trust.

BlueStar TA-BIGITechTM Israel Technology ETF

 September 30, 2017

BlueStar TA-BIGITechTM Israel Technology ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the BlueStar TA-BIGITech® Israel Technology ETF (“ITEQ®” or the “Fund”). ITEQ® is the only US-listed ETF providing broad exposure to Israeli Technology stocks listed worldwide.  The following information pertains to the fiscal year ended September 30, 2017.

The Fund saw positive performance during the fiscal year ended September 30, 2017. The Fund NAV return was 23.16%, in line with its benchmark, the TASE-BlueStar Israel Global Technology Index (“Index”), which posted an increase of 24.18% over the same period. The difference was primarily attributable to Fund expenses that are not a part of the Index.

For the year ended September 30, 2017, the best performing securities in the Fund were Nova Measuring Instruments (up 127.39%), NeuroDerm (up 111.07%), and Tower Semiconductor (up 106.39%). The worst performing securities in the Fund were Aevi Genomic Medicine Inc. (down -77.09%), Protalix BioTherapeutics (down -61.84%), and Alcobra (down -55.77%).

We believe Israeli companies play an essential role in the global high technology value chain. Most technology users, from online shoppers to Fortune 500 companies, use Israeli technology applications and solutions every day, often without ever being aware of it. From cybersecurity and defense to clean energy and agriculture, Israeli innovations power some of the biggest names and innovations in the tech industry today.

Even in industries where Israeli companies do not have dominant individual market share, the collective footprint of Israeli companies is significant in many key technology subsectors, and Israel-based Research & Development and non-public companies are usually significant contributors to that same sub-industry’s ecosystem.

There is much innovation and achievements ahead for Israeli Technology companies and we are thankful you have joined us. You can find further details about ITEQ by visiting www.iteqetf.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Samuel Masucci III
 Chairman of the Board

Samuel Masucci III is a registered representative of ETFMG Financial, LLC.

2

BlueStar TA‐BIGITechTM Israel Technology ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended September 30, 2017	1 Year Return	Since Inception (11/2/2015)
BlueStar TA-BIGITechTM Israel Technology ETF (NAV)	23.16%	12.85%
BlueStar TA-BIGITechTM Israel Technology ETF (Market)	23.37%	13.12%
S&P 500 Index	18.61%	12.27%
TASE-BlueStar Israel Global Technology IndexTM	24.18%	13.70%

Total Fund Operating Expenses[1]		0.75%
1. The expense ratio is taken from the Fund’s most recent prospectus dated January 31, 2017.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  All performance is historical and includes reinvestment of dividends and capital gains.  Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 2, 2015, and is not intended to imply any future performance.  The returns shown do not reflect the reduction of taxes that a shareholder would pay on Fund distributions from the sale of Fund shares.  The chart assumes reinvestment of capital gains and dividends.

The unmanaged indices do not reflect fees and are not available for direct investment.

3

BlueStar TA-BIGITechTM Israel Technology ETF

Top Ten Holdings*
	Security	% of Total Investments†
1	Check Point Software Technologies, Ltd.	8.85%
2	Amdocs Ltd.	8.66%
3	NICE-Systems Ltd.	5.44%
4	Elbit Systems Ltd.	3.99%
5	Tower Semiconductor Ltd.	3.47%
6	Wix.com Ltd.	3.23%
7	Verint Systems, Inc.	3.18%
8	Ormat Technologies, Inc.	2.93%
9	OPKO Health, Inc.	2.70%
10	Mellanox Technologies Ltd.	2.37%

	Top Ten Holdings = 44.82% of Total Investments†
	* Current Fund holdings may not be indicative of future Fund holdings.
	† Percentage of total investments less cash.

4

BlueStar TA-BIGITechTM Israel Technology ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

The BlueStar TA-BIGITechTM Israel Technology ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the TASE-BlueStar Israel Global Technology IndexTM (“TA-BIGITechTM” or the “Index”).

Investment in securities of Israeli companies involves risks that may negatively affect the value of your investment in the Fund. Among other things, Israel’s economy depends on imports of certain key items, such as crude oil, coal, grains, raw materials and military equipment. Foreign investing involves special risks such as currency fluctuations and political uncertainty. Funds that invest in smaller companies may experience greater volatility. Funds that emphasize investments in technology generally will experience greater price volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the TA-BIGITech™ Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The TASE- BlueStar Israel Technology Index™ (TA-BIGITech™) is an index of more than 60 Israeli technology companies listed on global stock exchanges in Tel Aviv, New York, London and elsewhere.

S&P 500: The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

5

BlueStar TA-BIGITechTM Israel Technology ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2017 (Unaudited)

BlueStar TA- BIGITechTM Israel Technology ETF
As a percent of Net Assets:
Australia	0.6%
Guernsey	11.0
Israel	59.2
Jersey	2.9
Netherlands Antilles	0.7
United Kingdom	3.7
United States	21.1
Short-Term and other Net Assets (Liabilities)	0.8
100.0%

6

BlueStar TA-BIGITechTM Israel Technology ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 99.2%
Australia - 0.6%
Commercial Services & Supplies - 0.3%
Fluence Corp Ltd. (a)	135,619	$71,274
Diversified Telecommunication Services - 0.3%
Sky And Space Global Ltd. (a)	509,776	71,976
Total Australia		143,250
Guernsey - 11.0%
IT Services - 11.0%
Amdocs Ltd. ^	38,297	2,463,263
SafeCharge International Group Ltd.	32,070	122,905
Total IT Services		2,586,168
Israel - 59.2%
Aerospace & Defense - 4.8%
Elbit Systems Ltd.	7,712	1,132,976
Auto Components - 0.2%
Foresight Autonomous Holdings Ltd. (a)	45,233	51,557
Biotechnology - 2.1%
BioLine RX Ltd. - ADR (a)	95,636	107,112
Enzymotec Ltd. (a)	12,255	140,320
Evogene Ltd. (a)	17,693	77,884
Kamada Ltd. (a)	15,987	76,977
Vascular Biogenics Ltd. (a)	15,635	95,374
Total Biotechnology		497,667
Communications Equipment - 4.3%
AudioCodes Ltd. (a)	15,433	110,192
Ceragon Networks Ltd. (a)	40,810	79,419
Ituran Location & Control Ltd.	7,780	280,470
RADCOM Ltd. (a) ^	5,566	117,164
Radware Ltd. (a)	14,322	241,469
Silicom Ltd.	2,893	169,269
Total Communications Equipment		997,983
Electronic Equipment, Instruments & Components - 3.4%
Arad Ltd.	7,677	78,686
Magal Security Systems Ltd. (a)	15,278	73,334
Orbotech Ltd. (a)	15,516	654,930
Total Electronic Equipment, Instruments & Components		806,950
Health Care Equipment & Supplies - 1.7%
Mazor Robotics Ltd. (a)	16,520	393,979
Household Durables - 0.5%
Maytronics Ltd.	26,307	123,097
Independent Power and Renewable Electricity Producers - 0.8%
Energix-Renewable Energies Ltd. (a)	97,264	86,125
Enlight Renewable Energy Ltd. (a)	226,348	98,933
Total Independent Power and Renewable Electricity
Producers		185,058

The accompanying notes are an integral part of these financial statements.
7

BlueStar TA-BIGITechTM Israel Technology ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Internet Software & Services - 3.9%
Wix.com Ltd. (a)	12,794	$919,250
IT Services - 2.0%
Formula Systems (1985) Ltd.	3,665	147,230
Malam - Team Ltd.	737	74,601
Matrix IT Ltd.	15,331	161,169
One Software Technologies Ltd.	2,263	88,797
Total IT Services		471,797
Life Sciences Tools & Services - 0.5%
Compugen Ltd. (a)	28,865	108,117
Machinery - 1.2%
Kornit Digital Ltd. (a) ^	11,651	178,260
Sarine Technologies Ltd.	119,177	102,796
Total Machinery		281,056
Pharmaceuticals - 2.3%
Foamix Pharmaceuticals Ltd. (a) ^	22,340	123,987
Neuroderm Ltd. (a) ^	7,483	291,088
RedHill Biopharma Ltd. - ADR (a) ^	10,870	117,505
Total Pharmaceuticals		532,580
Semiconductors & Semiconductor Equipment - 8.4%
Camtek Ltd. (a)	13,782	70,564
Mellanox Technologies Ltd. (a) ^	14,267	672,689
Nova Measuring Instruments Ltd. (a)	9,796	261,722
Tower Semiconductor Ltd. (a)	32,137	987,348
Total Semiconductors & Semiconductor Equipment		1,992,323
Software - 21.5%
Allot Communications Ltd. (a)	20,869	111,760
Attunity Ltd. (a)	12,585	85,075
Check Point Software Technologies Ltd. (a) ^	22,076	2,517,106
CyberArk Software Ltd. (a) ^	11,821	484,661
Hilan Ltd.	7,626	148,235
Magic Software Enterprises Ltd.	14,469	125,378
NICE-Systems Ltd.	19,397	1,546,360
Total Software		5,018,575
Technology Hardware, Storage & Peripherals - 1.6%
Stratasys Ltd. (a) ^	16,606	383,931
Total Israel		13,896,896
Jersey - 2.9%
Health Care Equipment & Supplies - 2.1%
Novocure Ltd. (a) ^	25,360	503,396
Internet Software & Services - 0.8%
XLMedia PLC	99,981	190,913
Total Jersey		694,309

The accompanying notes are an integral part of these financial statements.
8

BlueStar TA-BIGITechTM Israel Technology ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Netherlands Antilles - 0.7%
Software - 0.7%
Sapiens International Corporation NV (a)	12,108	$157,704
United Kingdom - 3.7%
Communications Equipment - 0.4%
Telit Communications PLC	43,816	102,748
Diversified Financial Services - 1.6%
Plus500 Ltd.	31,991	384,525
Hotels, Restaurants & Leisure - 1.1%
888 Holdings PLC	73,392	252,550
Media - 0.6%
Taptica international Ltd.	25,792	139,973
Total United Kingdom		879,796
United States - 21.1%
Aerospace & Defense - 0.4%
Arotech Corp. (a)	22,810	95,802
Biotechnology - 4.5%
Aevi Genomic Medicine, Inc. (a)	58,967	74,298
BrainStorm Cell Therapeutics, Inc. (a) ^	19,285	79,454
OPKO Health, Inc. (a)	111,521	768,860
Pluristem Therapeutics, Inc. (a)	65,302	101,626
Protalix BioTherapeutics, Inc. (a)	95,653	56,664
Total Biotechnology		1,080,902
Communications Equipment - 0.5%
Gilat Satellite Networks Ltd. (a)	21,259	124,674
Electric Utilities - 3.5%
Ormat Technologies, Inc.	13,637	831,769
Internet Software & Services - 1.2%
LivePerson, Inc. (a)	20,394	271,858
Pharmaceuticals - 0.4%
Oramed Pharmaceuticals, Inc. (a)	9,442	93,287
Semiconductors & Semiconductor
Equipment - 3.5%
CEVA, Inc. (a)	7,509	321,385
DSP Group, Inc. (a)	10,771	140,023
SolarEdge Technologies, Inc. (a)	12,082	344,941
Total Semiconductors & Semiconductor Equipment		806,349
Software - 7.1%
Imperva, Inc. (a)	10,939	474,753
Varonis Systems, Inc. (a)	7,501	314,292
Verint Systems, Inc. (a)	21,584	903,290
Total Software		1,692,335
Total United States		4,996,976
TOTAL COMMON STOCKS (Cost $20,716,335)		23,355,099

The accompanying notes are an integral part of these financial statements.
9

BlueStar TA-BIGITechTM Israel Technology ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	14,521	$14,521
TOTAL SHORT-TERM INVESTMENTS (Cost $14,521)		14,521

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 21.5%
Investment Companies - 21.5%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		5,058,966
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $5,058,966)		5,058,966

Total Investments (Cost $25,789,822) - 120.8%		28,428,586
Liabilities in Excess of Other Assets - (20.8)%		(4,890,335)
TOTAL NET ASSETS - 100.0%		$23,538,251

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.

^	All or a portion of this security is out on loan as of September 30, 2017. Total value of securities out on loan is $4,955,081.
+	Investments purchased with cash proceeds from securities lending. Total cash collateral has a value of $5,058,966 as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
10

BlueStar TA-BIGITechTM Israel Technology ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2017

BlueStar TA- BIGITechTM Israel Technology ETF
ASSETS
Investments in securities, at fair value*	$28,428,586
Receivables:
Receivable for investments sold	155,650
Foreign currency	114
Dividends and interest receivable	24,983
Securities lending income receivable	2,052
Total Assets	28,611,385

LIABILITIES
Collateral received for securities loaned (Note 7)	5,058,966
Payables:
Management fees payable	14,168
Total Liabilities	5,073,134
Net Assets	$23,538,251

NET ASSETS CONSIST OF:
Paid-in Capital	$21,181,522
Undistributed (accumulated) net investment income (loss)	(1,355)
Accumulated net realized gain (loss) on investments	(280,685)
Net unrealized appreciation on:
Investments in securities	2,638,764
Foreign currency and translation of other assets and liabilities in foreign currency	5
Net Assets	$23,538,251

*Identified Cost:
Investments in securities	$25,789,822
Foreign currency	109

Shares Outstanding^	750,000
Net Asset Value, Offering and Redemption Price per Share	$31.38

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.
11

BlueStar TA-BIGITechTM Israel Technology ETF

STATEMENT OF OPERATIONS
Year ended September 30, 2017

BlueStar TA- BIGITechTM Israel Technology ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $12,446)	$84,274
Interest	91
Securities lending income	15,194
Total Investment Income	99,559
Expenses:
Management fees	90,969
Net Investment Income	8,590
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(267,981)
In-Kind redemptions	488,230
Foreign currency	935
Net Realized Gain on Investments and Foreign Currency	221,184
Net Change in Unrealized Appreciation of:
Unaffiliated investments	2,411,210
Foreign currency and foreign currency translation	8
Net Change in Unrealized Appreciation of Investments and Foreign Currency	2,411,218
Net Realized and Unrealized Gain on Investments	2,632,402
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,640,992

The accompanying notes are an integral part of these financial statements.
12

BlueStar TA-BIGITechTM Israel Technology ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016*
OPERATIONS
Net investment income	$8,590	$7,025
Net realized gain (loss) on investments	221,184	(20,932)
Net change in unrealized appreciation of investments	2,411,218	227,551
Net increase in net assets resulting from operations	2,640,992	213,644
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(18,370)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	15,800,080	4,901,905
Net increase in net assets	$18,422,702	$5,115,549
NET ASSETS
Beginning of Period	5,115,549	—
End of Period	$23,538,251	$5,115,549
Undistributed net investment income (loss)	$(1,355)	$7,135

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016*
	Shares	Amount	Shares	Amount
Shares Sold	650,000	$18,752,200	200,000	$4,901,905
Reinvested Dividends	—	—	—	—
Shares Redeemed	(100,000)	(2,952,120)	—	—
Net Transactions in Fund Shares	550,000	$15,800,080	200,000	$4,901,905
Beginning Shares	200,000		—
Ending Shares	750,000		200,000

* Fund commenced operations on November 2, 2015. The information presented is for the period from November 2, 2015 to September 30, 2016.

The accompanying notes are an integral part of these financial statements.
13

BlueStar TA-BIGITechTM Israel Technology ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Period Ended September 30, 2016 [1]
Net Asset Value, Beginning of Year	$25.58	$25.00
Income from Investment Operations:
Net investment income [2]	0.02	0.05
Net realized and unrealized gain on investments	5.87	0.53
Total from investment operations	5.89	0.58
Less Distributions:
Distributions from net investment income	(0.09)	—
Total distributions	(0.09)	—
Net asset value, end of year	$31.38	$25.58
Total Return	23.16%	2.31%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$23,538	$5,116
Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income to Average Net Assets	0.07%	0.23%[4]
Portfolio Turnover Rate	19%	14%[3]

[1]	Commencement of operations on November 2, 2015.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.
14

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION

BlueStar TA-BIGITechTM Israel Technology ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the TASE-BlueStar Israel Technology Index™. The Fund commenced operations on November 2, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NASDAQ Stock Market, LLC. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services –Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

15

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Funds’ assets investments in securities, at fair value, as of September 30, 2017:

BlueStar TA-BIGITechTM Israel Technology ETF

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$23,355,099	$—	$—	$23,355,099
Short-Term Investments	14,521	—	—	14,521
Investments Purchased with Securities Lending Collateral*	—	—	—	5,058,966
Total Investments in Securities	$23,369,620	$—	$—	$28,428,586
16

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

^ See Schedule of Investments for classifications by country and industry.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2017. Transfers between levels are recognized at the end of the reporting period.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

17

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

E.
Distributions to Shareholders. Distributions to shareholders from net investment income, if any are generally declared and paid by the Fund on a quarterly basis. Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in the BlueStar TA-BIGITech Israel Technology ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
18

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.75% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with ITEQ ETF Partners, LLC (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. ITEQ ETF Partners, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

US Bancorp Fund Services, LLC (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2017, the Fund did not incur any 12b-1 expenses.
19

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2017 are as follows:

	Purchases	Sales
BlueStar TA-BIGITechTM Israel Technology ETF	$ 2,415,201	$ 2,799,713

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2017 are as follows:

	Purchases In-Kind	Sales In-Kind
BlueStar TA-BIGITechTM Israel Technology ETF	$ 18,709,319	$ 2,707,801

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

During the year ended September 30, 2017, the Fund did not incur any broker commissions to an affiliated broker, Penserra Capital Management, LLC (the “sub-advisor”).

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2017.

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 331/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type earns of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2017, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.
20

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

As of September 30, 2017, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received

Fund	Values of Securities on Loan	Fund Collateral Received*
BlueStar TA-BIGITechTM Israel Technology ETF	$4,955,081	$5,058,966

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

Interest income earned on collateral investments (including applicable fees) and recognized by the Fund during the year ended September 30, 2017, aggregated $15,194.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BlueStar TA-BIGITechTM Israel Technology ETF	$26,134,679	$3,408,844	$(1,114,823)	$2,294,021

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
BlueStar TA-BIGITechTM Israel Technology ETF	$163,624	$—	$163,624	$(100,916)	$2,356,729

As of September 30, 2017, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover	Expires
BlueStar TA-BIGITechTM Israel Technology ETF	$100,916	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2017.

	Late Year Ordinary Loss	Post-October Capital Loss
BlueStar TA-BIGITechTM Israel Technology ETF	None	None
21

BlueStar TA-BIGITechTM Israel Technology ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following table shows the reclassifications made:

	Undistributed Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
BlueStar TA-BIGITech Israel Technology ETF	$ 1,290	$ (480,827)	$ 479,537

NOTE 9 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid $18,370 from ordinary income during the year ended September 30, 2017.

NOTE 10 – LEGAL MATTERS

The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief. Both motions were denied, and the matter is now proceeding through pretrial discovery. The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded Fund discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and to assert counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 10.
22

BlueStar TA-BIGITechTM Israel Technology ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of BlueStar TA-BIGITech Israel Technology ETF:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlueStar TA-BIGITech Israel Technology ETF (the “Fund”) (a series of ETF Managers Trust) as of September 30, 2017, the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from November 2, 2015 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlueStar TA-BIGITech Israel Technology ETF series of ETF Managers Trust as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from November 2, 2015 (commencement of operations) to September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

New York, NY
 November 29, 2017
23

BlueStar TA-BIGITechTM Israel Technology ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

BlueStar TA-BIGITechTM Israel Technology ETF Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for each Fund is at a premium or discount to its daily net asset value (NAV).  The chart presented represents past performance and cannot be used to predict future results.

BlueStar TA-BIGITechTM Israel Technology ETF	Year Ended September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	0	0.0
Greater Than or equal to 0.75% And Less Than 1.00%	1	0.4
Greater Than or Equal to 0.50% And Less Than 0.75%	15	6.0
Greater Than or Equal to 0.25% And Less Than 0.50%	161	64.1
Greater Than or Equal to 0.00% And Less Than 0.25%	70	27.9
Less Than or Equal to 0.0% And Greater Than -0.25%	4	1.6
Less Than or Equal to -0.25% And Greater Than -0.50%	0	0.0
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0.0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less than -1.00%	0	0.0

BlueStar TA-BIGITechTM Israel Technology ETF	November 2, 2015* through September 30, 2016
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	3	1.3
Greater Than or equal to 0.75% And Less Than 1.00%	8	3.5
Greater Than or Equal to 0.50% And Less Than 0.75%	70	30.3
Greater Than or Equal to 0.25% And Less Than 0.50%	103	44.6
Greater Than or Equal to 0.00% And Less Than 0.25%	38	16.5
Less Than or Equal to 0.0% And Greater Than -0.25%	8	3.5
Less Than or Equal to -0.25% And Greater Than -0.50%	1	0.4
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0.0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0.0
Less than -1.00%	0	0.0

*First day of secondary market trading
24

BlueStar TA-BIGITechTM Israel Technology ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 14, 2017, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of BlueStar TA-BIGITechTM Israel Technology ETF (“ITEQ”) (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser.

In reaching this decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s cost and profits they realize in providing their services, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.  The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on June 14, 2017, and throughout the year.  Among other things, the Adviser provided overviews of its advisory business, including its personnel. The information provided discussed the services provided by the Adviser. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by Schiff Hardin LLP.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions.  The matters discussed were also considered separately by the Independent Trustees in executive session with Schiff Hardin LLP, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided by the Adviser
The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program.  The Board also considered the Adviser’s experience managing ETFs.  The Board considered the experience of the portfolio managers of the Fund.
25

BlueStar TA-BIGITechTM Israel Technology ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS
For the Year Ended September 30, 2017 (Unaudited)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance
The Board then considered the past performance of the Fund. The Board reviewed information regarding the performance history of the Fund over various time periods, including the year-to-date period, the most recent one-year period and the periods since the Fund’s inception, each as of May 31, 2017.  The Board noted that the index-based investment objective of ITEQ made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which ITEQ tracked its underlying index.  The Board noted that the Adviser began managing the Fund on April 1, 2017.   The Board reviewed information regarding the Fund’s index tracking during the time it was managed by the Adviser, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time.  The Board concluded that, after taking these factors into account, the Fund satisfactorily tracked its underlying index.  The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance at its quarterly meetings.  The Board concluded that, given the capabilities and experience of the Adviser’s personnel in managing ETFs, the Adviser would be able to continue to keep the Fund’s tracking error within acceptable ranges.

Cost of Services Provided and Economies of Scale
The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of other funds in the industry falling within the same style category.  The Board took into consideration management’s discussion of the fees, including that the Fund has a niche investment strategy and limited peer ETFs.

The Board also noted the importance of the fact that the advisory fee for the Fund was a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.  The Board noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.  The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability provided at the meeting.  The Board concluded that the advisory fee for the Fund was fair and reasonable in light of the factors considered.

In addition, the Board considered whether economies of scale had been realized for the Fund.  The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size.  The Board concluded that the Fund had not reached a size where it had realized economies of scale that would warrant a fee reduction.  The Board noted that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees concluded that the flat advisory fee was reasonable and appropriate.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.
26

BlueStar TA-BIGITechTM Israel Technology ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

FEDERAL TAX INFORMATION
(Unaudited)

During the year ended September 30, 2017, the Funds did not declare any long-term realized gains distributions.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
BlueStar TA-BIGITechTM Israel Technology ETF	94.57%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

Fund Name	DRD
BlueStar TA-BIGITechTM Israel Technology ETF	7.19%

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
			Per Share
Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/2017
BlueStar TA-BIGITechTM Israel
Technology ETF	93,574	8,216	0.12476543	0.01095520	750,000
27

BlueStar TA-BIGITechTM Israel Technology ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.iteqetf.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.iteqetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.iteqetf.com. Read the prospectus carefully before investing.
28

BlueStar TA-BIGITechTM Israel Technology ETF
Expense Example
For the Period Ended September 30, 2017 (Unaudited)

As a shareholder of BlueStar TA-BIGITechTM Israel Technology ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

BlueStar TA-BIGITechTM Israel Technology ETF
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,105.10	$3.96

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2017 to September 30, 2017).
29

BlueStar TA‐BIGITech Israel Technology ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (holding company) (2012–2013); Chief Executive Officer, MacroMarkets LLC (exchange traded funds) (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (financial services) (2005–2011).	9	None
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, Exchange Traded Managers Group, LLC (since 2016); Partner, Crow & Cushing (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Exchange Traded Managers Group, LLC (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)
			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.
30

BlueStar TA‐BIGITechTM Israel Technology ETF

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None
31

BlueStar  TA‐BIGITechTM Israel Technology ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)
The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[1].  The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)
The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust.  The Trust has no employees.  It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)	The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)
The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P.  Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)
The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)
The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)
The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies.  Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

1     Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
32

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Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Annual Report

September 30, 2017

Etho Climate Leadership U.S. ETF
Ticker: ETHO

The Fund is a series of ETF Managers Trust.

Etho Climate Leadership U.S. ETF

 September 30, 2017

Etho Climate Leadership U.S. ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Etho Climate Leadership U.S. Exchange-Traded Fund (“ETHO” or the “Fund”). The following information pertains to the fiscal year ended September 30, 2017.

The Fund saw positive performance during the fiscal year ended September 30, 2017. The Fund NAV reflected a positive return of 20.14%, in line with its benchmark, the Etho Climate Leadership Index – U.S. (“Index”), which increased 19.39% over the same period. The difference was primarily attributable to Fund expenses that are not a part of the Index.

For the year ended September 30, 2017, the best performing securities in the Fund were Nvidia Corp (up 162.38%), Universal Display Corp (up 131.81%), and Brink’s (up 127.11%). The worst performing securities in the Fund were FuelCell Energy (down  -65.20%), Hertz (down -59.42%), and Under Armour (down -55.89%).

As we have discussed previously, the Etho Climate Leadership U.S. ETF offers broad diversification across companies that have demonstrated efficiency and leadership with their use of resources and their supply chains when compared to industry peers. The Fund holds roughly 340 equities equally weighted and results in a carbon emissions profile that is, on average, 50-70% lower per dollar invested than conventional U.S. benchmark indices1.  ETHO avoids investment in any direct fossil fuel companies, as well as enablers of that industry, along with a series of other unsustainable industries such as Tobacco/Weapons/Gambling, etc. Equal weighting of the Fund allows for the elimination of equities that do not meet ETHO’S standards without there being a significant impact on the diversification or performance of the Fund. It also creates broad exposure to both the sectors and factors that potentially make for greater stability and higher performance.

There is much ahead for environmentally sustainable and socially responsible investing. We are thankful you have joined us by investing in the Etho Climate Leadership U.S. ETF.

You can find further details about ETHO by visiting www.ethoetf.com, or by calling 1- 844-ETF-MGRS (1-844-383-6477).

Sincerely,

Samuel Masucci III
 Chairman of the Board

Samuel Masucci III is a registered representative of ETFMG Financial, LLC.

1 Etho Capital.

2

Etho Climate Leadership U.S. ETF
Growth of $10,000 (Unaudited)

Average Annual Returns Period Ended September 30, 2017	1 Year Return	Since Inception (11/18/2015)
Etho Climate Leadership U.S. ETF (NAV)	20.14%	15.20%
Etho Climate Leadership U.S. ETF (Market)	20.41%	15.24%
S&P 500 Index	18.61%	13.06%
Etho Climate Leadership Index - U.S.	19.39%	14.45%

Total Fund Operating Expenses[1]		0.45%

1. The expense ratio is taken from the Fund’s most recent prospectus dated January 31, 2017.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more of less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844- ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on November 18, 2015, and is not intended to imply any future performance.  The returns shown do not reflect a reduction of taxes that a shareholder would pay on Fund distributions from the sale of Fund shares.  The chart assumes reinvestment of capital gains and dividends.

The unmanaged indices do not reflect fees and are not available for direct investment.
3

Etho Climate Leadership U.S. ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Alnylam Pharmaceuticals, Inc.	0.55%
2	First Solar, Inc.	0.41%
3	NVIDIA Corp.	0.40%
4	Align Technology, Inc.	0.39%
5	Brink’s Co.	0.38%
6	IPG Photonics Corp.	0.37%
7	Universal Display Corp.	0.36%
8	PayPal Holdings, Inc.	0.36%
9	CommerceHub, Inc. - Series A	0.35%
10	Lam Research Corp.	0.35%

	Top Ten Holdings = 3.92% of Total Investments† * Current Fund holdings may not be indicative of future Fund holdings. † Percentage of total investments less cash.

4

Etho Climate Leadership U.S. ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

The Etho Climate Leadership U.S. ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Etho Climate Leadership Index – US (the “Index”).

Funds that invest in smaller companies may experience greater volatility. The Fund’s return may not match or achieve a high degree of correlation with the return of the Etho Climate Leadership Index – US (ticker: ETHO INDEX). To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund had sought to replicate the Index. Diversification does not guarantee a profit, nor does it protect against a loss in a declining market.

The Etho Climate Leadership Index™ (ECLI™) is an index of more than 350 companies listed on the NYSE Arca stock exchange that have the smallest carbon footprint in their industries.

S&P 500: The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

5

Etho Climate Leadership U.S. ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2017 (Unaudited)

Etho Climate Leadership U.S. ETF
As a percent of Net Assets:
Bermuda	2.1%
Canada	0.3
Ireland	1.3
Jersey	0.3
Netherlands	0.3
Switzerland	0.6
United Kingdom	0.4
United States	93.9
Virgin Islands (UK)	0.4
Short-Term and other Net Assets (Liabilities)	0.4
100.0%

6

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 99.6%
Bermuda - 2.1%
Chemicals - 0.2%
Axalta Coating Systems Ltd. (a)	1,637	$47,342
Insurance - 1.6%
Arch Capital Group Ltd. (a)	556	54,766
Axis Capital Holdings Ltd.	792	45,390
Everest Re Group Ltd.	226	51,616
RenaissanceRe Holdings Ltd.	365	49,326
Validus Holdings Ltd.	942	46,356
White Mountains Insurance Group Ltd.	60	51,420
Total Insurance		298,874
Professional Services - 0.3%
IHS Markit Ltd. (a)	1,256	55,364
Total Bermuda		401,580
Canada - 0.3%
Commercial Services & Supplies - 0.3%
Waste Connections, Inc.	897	62,754
Ireland - 1.3%
Biotechnology - 0.2%
Alkermes PLC (a)	901	45,807
Building Products - 0.3%
Allegion PLC	698	60,356
Insurance - 0.3%
Willis Towers Watson PLC ^	404	62,309
Pharmaceuticals - 0.5%
Allergan PLC	221	45,294
Jazz Pharmaceuticals PLC (a)	363	53,089
Total Pharmaceuticals		98,383
Total Ireland		266,855
Jersey - 0.3%
Auto Components - 0.3%
Delphi Automotive PLC	657	64,649
Netherlands - 0.3%
Electrical Equipment - 0.3%
Sensata Technologies Holding NV (a)	1,207	58,020
Switzerland - 0.6%
Electronic Equipment, Instruments & Components - 0.3%
TE Connectivity Ltd.	710	58,973
Household Durables - 0.3%
Garmin Ltd. ^	1,039	56,075
Total Switzerland		115,048

The accompanying notes are an integral part of these financial statements.
7

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
United Kingdom - 0.4%
Insurance - 0.3%
Aon PLC	446	$65,161
Software - 0.1%
Micro Focus International PLC - ADR (a)	306	9,761
Total United Kingdom		74,922
United States - 93.9%
Air Freight & Logistics - 0.3%
CH Robinson Worldwide, Inc. ^	686	52,205
Airlines - 0.5%
Alaska Air Group, Inc.	572	43,626
Southwest Airlines Co.	981	54,917
Total Airlines		98,543
Auto Components - 0.6%
BorgWarner, Inc.	1,264	64,755
Gentex Corp.	2,480	49,104
Total Auto Components		113,859
Automobiles - 0.9%
Harley-Davidson, Inc. ^	877	42,280
Tesla, Inc. (a) ^	189	64,468
Thor Industries, Inc.	549	69,125
Total Automobiles		175,873
Banks - 5.2%
Associated Banc-Corp	2,170	52,623
BancorpSouth, Inc.	1,747	55,991
Bank of Hawaii Corp.	643	53,600
BOK Financial Corp.	676	60,219
Citizens Financial Group, Inc.	1,536	58,168
Commerce Bancshares, Inc.	942	54,419
Cullen/Frost Bankers, Inc.	595	56,477
First Horizon National Corp.	2,863	54,826
First Republic Bank	562	58,707
Fulton Financial Corp.	2,965	55,594
M&T Bank Corp.	342	55,076
People’s United Financial, Inc.	2,936	53,259
Signature Bank (a)	355	45,454
South State Corp.	592	53,310
SVB Financial Group (a)	283	52,946
Synovus Financial Corp.	1,289	59,372
Valley National Bancorp	4,501	54,237
Zions Bancorporation ^	1,258	59,352
Total Banks		993,630
Biotechnology - 2.4%
Agios Pharmaceuticals, Inc. (a)	903	60,275
Alnylam Pharmaceuticals, Inc. (a)	1,029	120,897
BioMarin Pharmaceutical, Inc. (a)	601	55,935
Incyte Corp. (a)	394	45,996

The accompanying notes are an integral part of these financial statements.
8

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Ionis Pharmaceuticals, Inc. (a)	1,313	$66,569
Seattle Genetics, Inc. (a)	838	45,596
Vertex Pharmaceuticals, Inc. (a)	482	73,283
Total Biotechnology		468,551
Building Products - 2.1%
AO Smith Corp.	1,034	61,450
Apogee Enterprises, Inc	888	42,855
Fortune Brands Home & Security, Inc.	869	58,423
Lennox International, Inc.	315	56,376
Masco Corp.	1,556	60,700
Simpson Manufacturing Co., Inc.	1,227	60,172
Trex Co., Inc. (a)	759	68,362
Total Building Products		408,338
Capital Markets - 5.2%
Ares Management LP	2,799	52,201
BlackRock, Inc.	138	61,698
Charles Schwab Corp. ^	1,294	56,600
CME Group, Inc.	446	60,513
E*TRADE Financial Corp. (a)	1,510	65,851
Interactive Brokers Group, Inc.	1,522	68,551
Intercontinental Exchange, Inc.	883	60,662
KKR & Co. LP	2,929	59,547
Morningstar, Inc.	672	57,113
MSCI, Inc.	544	63,594
Northern Trust Corp.	612	56,261
S&P Global, Inc.	404	63,149
SEI Investments Co.	1,050	64,113
T Rowe Price Group, Inc.	778	70,527
TD Ameritrade Holding Corp.	1,362	66,466
Westwood Holdings Group, Inc.	996	67,001
Total Capital Markets		993,847
Chemicals - 3.1%
Albemarle Corp.	499	68,019
Celanese Corp.	591	61,624
Ecolab, Inc. ^	422	54,273
FMC Corp.	759	67,786
International Flavors & Fragrances, Inc.	399	57,021
PPG Industries, Inc.	504	54,765
RPM International, Inc.	965	49,543
Sherwin-Williams Co.	170	60,867
Westlake Chemical Corp.	799	66,389
WR Grace & Co.	759	54,762
Total Chemicals		595,049
Commercial Services & Supplies - 1.1%
Brink’s Co.	989	83,324
Cintas Corp.	416	60,020
Copart, Inc. (a)	1,702	58,498
Total Commercial Services & Supplies		201,842

The accompanying notes are an integral part of these financial statements.
9

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Communications Equipment - 0.9%
Cisco Systems, Inc.	1,569	$52,765
F5 Networks, Inc. (a)	369	44,487
Palo Alto Networks, Inc. (a)	468	67,439
Total Communications Equipment		164,691
Construction & Engineering - 0.9%
AECOM (a)	1,481	54,516
EMCOR Group, Inc.	838	58,140
Jacobs Engineering Group, Inc.	956	55,706
Total Construction & Engineering		168,362
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	242	49,908
Vulcan Materials Co.	438	52,384
Total Construction Materials		102,292
Containers & Packaging - 0.6%
AptarGroup, Inc.	687	59,295
Sealed Air Corp.	1,213	51,819
Total Containers & Packaging		111,114
Distributors - 0.6%
Genuine Parts Co.	573	54,807
LKQ Corp. (a)	1,801	64,818
Total Distributors		119,625
Diversified Consumer Services - 0.3%
H&R Block, Inc.	2,283	60,454
Diversified Financial Services - 0.6%
FNFV Group (a)	3,978	68,223
Voya Financial, Inc.	1,388	55,367
Total Diversified Financial Services		123,590
Diversified Telecommunication Services - 0.3%
Zayo Group Holdings, Inc. (a)	1,602	55,141
Electric Utilities - 1.5%
Avangrid, Inc.	1,242	58,896
Eversource Energy	903	54,577
IDACORP, Inc.	641	56,363
NextEra Energy, Inc.	413	60,525
PPL Corp.	1,421	53,927
Total Electric Utilities		284,288
Electrical Equipment - 1.8%
Acuity Brands, Inc.	258	44,190
AMETEK, Inc.	977	64,521
Emerson Electric Co.	886	55,676
Generac Holdings, Inc. (a) ^	1,413	64,900
Hubbell, Inc.	441	51,165
Rockwell Automation, Inc.	340	60,591
Total Electrical Equipment		341,043

The accompanying notes are an integral part of these financial statements.
10

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Electronic Equipment, Instruments & Components - 4.8%
Amphenol Corp.	741	$62,718
AVX Corp.	3,237	59,011
Badger Meter, Inc.	1,438	70,462
CDW Corp.	916	60,456
Dolby Laboratories, Inc. ^	1,010	58,095
IPG Photonics Corp. (a)	437	80,871
Itron, Inc. (a)	868	67,227
Keysight Technologies, Inc. (a)	1,458	60,740
Littelfuse, Inc.	330	64,640
National Instruments Corp.	1,627	68,611
OSI Systems, Inc. (a)	722	65,969
Trimble, Inc. (a)	1,647	64,645
Universal Display Corp.	613	78,985
Zebra Technologies Corp. (a)	578	62,759
Total Electronic Equipment, Instruments & Components		925,189
Food & Staples Retailing - 0.8%
Costco Wholesale Corp.	324	53,229
PriceSmart, Inc.	571	50,962
Walgreens Boots Alliance, Inc.	637	49,189
Total Food & Staples Retailing		153,380
Food Products - 0.8%
Kraft Heinz Co.	583	45,212
McCormick & Co., Inc.	542	55,630
Pinnacle Foods, Inc.	915	52,311
Total Food Products		153,153
Health Care Equipment & Supplies - 2.7%
Align Technology, Inc. (a)	460	85,684
Boston Scientific Corp. (a)	2,119	61,811
Cooper Cos. ^	264	62,597
DexCom, Inc. (a) ^	621	30,382
Edwards Lifesciences Corp. (a)	560	61,214
GenMark Diagnostics, Inc. (a)	4,112	39,599
IDEXX Laboratories, Inc. (a) ^	341	53,022
Intuitive Surgical, Inc. (a)	68	71,120
Stryker Corp.	401	56,950
Total Health Care Equipment & Supplies		522,379
Health Care Providers & Services - 3.1%
Aetna, Inc.	415	65,989
AMN Healthcare Services, Inc. (a)	1,298	59,319
Anthem, Inc.	319	60,572
Centene Corp. (a) ^	739	71,512
Cigna Corp.	360	67,298
Humana, Inc. (a)	256	62,369
Laboratory Corporation of America Holdings (a) ^	367	55,406
MEDNAX, Inc. (a)	760	32,771
Quest Diagnostics, Inc.	538	50,378

The accompanying notes are an integral part of these financial statements.
11

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
UnitedHealth Group, Inc.	322	$63,064
Total Health Care Providers & Services		588,678
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a) ^	4,157	59,154
Cerner Corp. (a)	895	63,832
Total Health Care Technology		122,986
Hotels, Restaurants & Leisure - 0.5%
Choice Hotels International, Inc.	844	53,932
Starbucks Corp.	906	48,661
Total Hotels, Restaurants & Leisure		102,593
Household Durables - 0.6%
KB Home ^	2,656	64,062
Newell Brands, Inc.	1,122	47,876
Total Household Durables		111,938
Household Products - 0.2%
Spectrum Brands Holdings, Inc.	379	40,144
Independent Power and Renewable Electricity Producers - 1.3%
NextEra Energy Partners LP	1,613	64,988
NRG Yield, Inc.	3,067	58,181
Ormat Technologies, Inc.	924	56,410
Pattern Energy Group, Inc.	2,653	63,937
Total Independent Power and Renewable Electricity Producers		243,516
Industrial Conglomerates - 1.4%
3M Co. ^	277	58,142
Carlisle Cos, Inc.	496	49,744
General Electric Co. ^	1,781	43,065
Honeywell International, Inc.	423	59,956
Roper Technologies, Inc.	255	62,067
Total Industrial Conglomerates		272,974
Insurance - 2.6%
Aflac, Inc.	732	59,577
Alleghany Corp. (a)	86	47,645
Brown & Brown, Inc.	1,267	61,057
Cincinnati Financial Corp.	734	56,202
Citizens, Inc. (a) ^	7,095	52,148
Markel Corp. (a)	54	57,671
Marsh & McLennan Cos, Inc.	715	59,924
Torchmark Corp.	685	54,862
Travelers Cos, Inc.	439	53,786
Total Insurance		502,872
Internet & Direct Marketing Retail - 1.5%
Amazon.com, Inc. (a)	60	57,681
Expedia, Inc.	418	60,167
Netflix, Inc. (a)	356	64,560
Priceline Group, Inc. (a) ^	29	53,094

The accompanying notes are an integral part of these financial statements.
12

Etho Climate Leadership U.S. ETF
Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
TripAdvisor, Inc. (a) ^	1,221	$49,487
Total Internet & Direct Marketing Retail		284,989
Internet Software & Services - 1.4%
CommerceHub, Inc. - Series A (a)	3,405	76,851
Facebook, Inc. (a)	372	63,564
VeriSign, Inc. (a)	605	64,366
Zillow Group, Inc. (a) ^	1,567	63,009
Total Internet Software & Services		267,790
IT Services - 3.9%
Automatic Data Processing, Inc.	517	56,518
Broadridge Financial Solutions, Inc.	778	62,878
Cognizant Technology Solutions Corp.	886	64,270
Fidelity National Information Services, Inc.	664	62,011
Fiserv, Inc. (a)	458	59,064
FleetCor Technologies, Inc. (a)	348	53,860
Global Payments, Inc.	653	62,055
MasterCard, Inc.	469	66,223
Paychex, Inc.	905	54,264
PayPal Holdings, Inc. (a)	1,225	78,437
Vantiv, Inc. (a) ^	822	57,926
Visa, Inc. ^	593	62,407
Total IT Services		739,913
Leisure Products - 0.3%
Hasbro, Inc.	531	51,863
Life Sciences Tools & Services - 1.3%
Bio-Techne Corp.	520	62,862
Illumina, Inc. (a)	309	61,553
Quintiles IMS Holdings, Inc. (a)	654	62,176
Waters Corp. (a)	338	60,678
Total Life Sciences Tools & Services		247,269
Machinery - 4.7%
Crane Co.	708	56,633
Donaldson Co., Inc.	1,162	53,382
Flowserve Corp.	1,092	46,508
Graco, Inc.	562	69,514
Hillenbrand, Inc.	1,478	57,420
IDEX Corp.	566	68,752
Illinois Tool Works, Inc.	399	59,036
ITT, Inc.	1,288	57,020
Lincoln Electric Holdings, Inc.	609	55,833
Middleby Corp. (a) ^	386	49,474
Snap-on, Inc. ^	314	46,789
Tennant Co.	727	48,127
Toro Co.	846	52,503
WABCO Holdings, Inc. (a)	449	66,452
Wabtec Corp. ^	676	51,207
Xylem, Inc.	1,053	65,949
Total Machinery		904,599

The accompanying notes are an integral part of these financial statements.
13

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Media - 2.0%
Charter Communications, Inc. (a)	161	$58,510
Comcast Corp.	1,406	54,103
Liberty Broadband Corp. (a)	619	58,297
Scripps Networks Interactive, Inc.	675	57,976
Sirius XM Holdings, Inc. ^	10,251	56,586
Time Warner, Inc.	542	55,528
Walt Disney Co.	466	45,934
Total Media		386,934
Metals & Mining - 1.2%
Compass Minerals International, Inc. ^	784	50,881
Nucor Corp.	888	49,764
Reliance Steel & Aluminum Co.	662	50,425
Schnitzer Steel Industries, Inc.	2,584	72,739
Total Metals & Mining		223,809
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	672	58,343
Multi-Utilities - 0.8%
CenterPoint Energy, Inc.	1,927	56,288
Consolidated Edison, Inc.	684	55,185
MDU Resources Group, Inc.	1,937	50,265
Total Multi-Utilities		161,738
Personal Products - 0.3%
Coty, Inc. ^	2,924	48,334
Pharmaceuticals - 1.5%
Bristol-Myers Squibb Co.	974	62,083
Johnson & Johnson	425	55,254
Merck & Co., Inc.	834	53,401
Pfizer, Inc.	1,562	55,763
Zoetis, Inc.	990	63,123
Total Pharmaceuticals		289,624
Professional Services - 1.1%
Dun & Bradstreet Corp.	490	57,041
Equifax, Inc.	387	41,018
Nielsen Holdings PLC ^	1,288	53,388
Verisk Analytics, Inc. (a)	650	54,074
Total Professional Services		205,521
Real Estate Investment Trusts (REITs) - 3.8%
Alexandria Real Estate Equities, Inc. ^	480	57,106
AvalonBay Communities, Inc.	289	51,563
Crown Castle International Corp.	562	56,189
Digital Realty Trust, Inc.	498	58,928
Essex Property Trust, Inc.	229	58,173
Extra Space Storage, Inc. ^	714	57,063
Federal Realty Investment Trust ^	397	49,311
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,636	64,239

The accompanying notes are an integral part of these financial statements.
14

Etho Climate Leadership U.S. ETF
Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Kimco Realty Corp. ^	2,410	$47,116
Prologis, Inc.	1,023	64,920
Realty Income Corp.	894	51,128
Regency Centers Corp.	799	49,570
SBA Communications Corp. (a)	437	62,949
Total Real Estate Investment Trusts (REITs)		728,255
Road & Rail - 0.3%
AMERCO	138	51,736
Semiconductors & Semiconductor Equipment - 6.8%
Analog Devices, Inc.	646	55,666
Applied Materials, Inc.	1,357	70,686
Cypress Semiconductor Corp. ^	3,857	57,932
First Solar, Inc. (a)	1,947	89,329
Integrated Device Technology, Inc. (a)	2,227	59,194
Intel Corp. ^	1,477	56,244
KLA-Tencor Corp.	557	59,042
Lam Research Corp. (a)	412	76,237
Maxim Integrated Products, Inc.	1,179	56,250
Microchip Technology, Inc. ^	717	64,372
NVIDIA Corp.	485	86,704
ON Semiconductor Corp. (a) ^	3,403	62,853
Power Integrations, Inc.	804	58,853
Qorvo, Inc. (a)	769	54,353
QUALCOMM, Inc.	927	48,056
Rambus, Inc. (a)	4,012	53,560
Skyworks Solutions, Inc.	540	55,026
SunPower Corp. (a) ^	8,653	63,080
Teradyne, Inc.	1,697	63,281
Texas Instruments, Inc.	660	59,162
Xilinx, Inc. ^	915	64,809
Total Semiconductors & Semiconductor Equipment		1,314,689
Software - 3.3%
Activision Blizzard, Inc.	1,057	68,187
Adobe Systems, Inc. (a)	405	60,418
ANSYS, Inc. (a)	494	60,629
Autodesk, Inc. (a)	610	68,479
Intuit, Inc.	454	64,532
Red Hat, Inc. (a)	609	67,514
salesforce.com, Inc. (a)	640	59,789
ServiceNow, Inc. (a)	603	70,870
Splunk, Inc. (a) ^	846	56,200
Workday, Inc. (a)	632	66,606
Total Software		643,224
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	355	35,216
AutoZone, Inc. (a)	73	43,443
Foot Locker, Inc.	710	25,006
L Brands, Inc.	1,130	47,019

The accompanying notes are an integral part of these financial statements.
15

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
O’Reilly Automotive, Inc. (a)	195	$41,997
Ross Stores, Inc.	801	51,721
The Home Depot, Inc.	361	59,045
Tiffany & Co.	556	51,030
TJX Cos, Inc.	668	49,252
Tractor Supply Co. ^	766	48,480
Ulta Beauty, Inc. (a) ^	185	41,821
Williams-Sonoma, Inc. ^	993	49,511
Total Specialty Retail		543,541
Technology Hardware, Storage & Peripherals - 1.0%
3D Systems Corp. (a) ^	3,523	47,173
Apple, Inc.	368	56,716
Hewlett Packard Enterprise Co. ^	2,230	32,803
NetApp, Inc.	1,264	55,313
Total Technology Hardware, Storage & Peripherals		192,005
Textiles, Apparel & Luxury Goods - 2.4%
Coach, Inc.	1,284	51,720
Hanesbrands, Inc. ^	2,554	62,931
Lululemon Athletica, Inc. (a)	1,016	63,245
NIKE, Inc.	948	49,154
PVH Corp.	509	64,164
Ralph Lauren Corp.	650	57,389
Under Armour, Inc. (a) ^	2,881	43,273
VF Corp. ^	965	61,345
Total Textiles, Apparel & Luxury Goods		453,221
Thrifts & Mortgage Finance - 1.4%
Bear State Financial, Inc.	5,633	57,795
Capitol Federal Financial, Inc.	3,677	54,052
New York Community Bancorp, Inc. ^	3,843	49,536
TFS Financial Corp.	3,194	51,519
Washington Federal, Inc.	1,599	53,806
Total Thrifts & Mortgage Finance		266,708
Trading Companies & Distributors - 1.8%
Air Lease Corp. ^	1,362	58,048
Fastenal Co. ^	1,034	47,130
GATX Corp.	869	53,496
MSC Industrial Direct Co., Inc.	517	39,070
United Rentals, Inc. (a)	421	58,409
WESCO International, Inc. (a)	758	44,154
WW Grainger, Inc. ^	228	40,983
Total Trading Companies & Distributors		341,290
Water Utilities - 1.2%
American States Water Co.	1,195	58,854
American Water Works Co., Inc.	682	55,181
Aqua America, Inc.	1,648	54,697
Middlesex Water Co.	1,434	56,312
Total Water Utilities		225,044
Total United States		18,002,578

The accompanying notes are an integral part of these financial statements.
16

Etho Climate Leadership U.S. ETF

Schedule of Investments
September 30, 2017 (Continued)

	Shares	Fair Value
Virgin Islands (UK) - 0.4%
Textiles, Apparel & Luxury Goods - 0.4%
Michael Kors Holdings Ltd. (a)	1,383	$66,176

TOTAL COMMON STOCKS (Cost $17,129,663)		19,112,582

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
Invesco Advisers, Inc. STIT - Treasury Portfolio - Institutional Class, 0.89% (b)	84,870	84,870
TOTAL SHORT-TERM INVESTMENTS (Cost $84,870)		84,870

INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL - 14.2%
Investment Companies - 14.2%
Mount Vernon Liquid Assets Portfolio, LLC, 1.33% (b) +		2,736,293
TOTAL INVESTMENTS PURCHASED WITH SECURITIES LENDING COLLATERAL (Cost $2,736,293)		2,736,293

Total Investments (Cost $19,950,826) - 114.2%		21,933,745
Liabilities in Excess of Other Assets - (14.2)%		(2,725,942)
TOTAL NET ASSETS - 100.0%		$19,207,803

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield at September 30, 2017.
^	All or a portion of this security is out on loan as of September 30, 2017. Total value of securities out on loan is $2,684,574.
+	Investments purchased with cash proceeds from securities lending. Total cash collateral has a value of $2,736,293 as of September 30, 2017.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
17

Etho Climate Leadership U.S. ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2017

Etho Climate Leadership U.S. ETF
ASSETS
Investments in securities, at fair value*	$21,933,745
Cash	1,500
Receivables:
Dividends and interest receivable	14,992
Securities lending income receivable	828
Total Assets	21,951,065

LIABILITIES
Collateral received for securities loaned (Note 7)	2,736,293
Payables:
Management fees payable	6,969
Total Liabilities	2,743,262
Net Assets	$19,207,803

NET ASSETS CONSIST OF:
Paid-in Capital	$17,267,917
Undistributed (accumulated) net investment income	25,088
Accumulated net realized gain (loss) on investments	(68,121)
Net unrealized appreciation on:
Investments in securities	1,982,919
Net Assets	$19,207,803

*Identified Cost:
Investments in unaffiliated securities	$19,950,826

Shares Outstanding^	600,000
Net Asset Value, Offering and Redemption Price per Share	$32.01

^ No par value, unlimited number of shares authorized

The accompanying notes are an integral part of these financial statements.
18

Etho Climate Leadership U.S. ETF

STATEMENT OF OPERATIONS
Year ended September 30, 2017

Etho Climate Leadership U.S. ETF
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$174,885
Interest	323
Securities lending income	9,093
Total Investment Income	184,301
Expenses:
Management fees	55,862
Net Investment Income	128,439
REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	(67,546)
In-Kind redemptions	483,748
Net Realized Gain (Loss) on Investments and In-Kind redemptions	416,202
Net Change in Unrealized Appreciation of:
Unaffiliated investments	1,768,693
Net Realized and Unrealized Gain on Investments	2,184,895
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,313,334

The accompanying notes are an integral part of these financial statements.
19

Etho Climate Leadership U.S. ETF

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Period Ended September 30, 2016*
OPERATIONS
Net investment income	$128,439	$28,916
Net realized gain on investments and In-Kind Redemptions	416,202	84,401
Net change in unrealized appreciation of investments	1,768,693	214,226
Net increase in net assets resulting from operations	$2,313,334	$327,543

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(109,859)	(22,000)
From net realized gain	(40,845)	—
Total Distributions to Shareholders	(150,704)	(22,000)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	10,294,350	6,445,280
Net increase in net assets	$12,456,980	$6,750,823

NET ASSETS
Beginning of Period	6,750,823	—
End of Period	$19,207,803	$6,750,823
Undistributed net investment income	$25,088	$6,916

(a) Summary of share transactions is as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016*
	Shares	Amount	Shares	Amount
Shares Sold	450,000	$13,209,550	300,000	$7,688,910
Shares Redeemed	(100,000)	(2,915,200)	(50,000)	(1,243,630)
Net Transactions in Fund Shares	350,000	$10,294,350	250,000	$6,445,280
Beginning Shares	250,000		—
Ending Shares	600,000		250,000

* Fund commenced operations on November 18, 2015. The information presented is for the period from November 18, 2015 to September 30, 2016.

The accompanying notes are an integral part of these financial statements.
20

Etho Climate Leadership U.S. ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended September 30, 2017	Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Period	$27.00	$25.00
Income from Investment Operations:
Net investment income [2]	0.31	0.23
Net realized and unrealized gain on investments	5.09	1.87
Total from investment operations	5.40	2.10
Less Distributions:
Distributions from net investment income	(0.25)	(0.10)
Distributions from net realized gain	(0.14)	—
Total distributions	(0.39)	(0.10)
Net asset value, end of year	$32.01	$27.00
Total Return	20.14%	8.43%[3]

Ratios/Supplemental Data:
Net assets at end of year (000’s)	$19,208	$6,751

Expenses to Average Net Assets	0.45%	0.50%[4]
Net Investment Income to Average Net Assets	1.03%	1.04%[4]
Portfolio Turnover Rate	45%	25%[3]

[1]	Commencement of operations on November 18, 2015.
[2]	Calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.
21

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION

Etho Climate Leadership U.S. ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Etho Climate Leadership Index™ Index (“the Index”). The Fund commenced operations on November 18, 2015.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in the Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and may be subject to customary brokerage commissions or fees.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services –Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

22

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
23

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

The following table presents a summary of the Funds’ investments in securities, at fair value, as of September 30, 2017:

Etho Climate Leadership U.S. ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$19,112,582	$—	$—	$19,112,582
Short-Term Investments	84,870	—	—	84,870
Investments Purchased with Securities Lending Collateral*	—	—	—	2,736,293
Total Investments in Securities	$19,197,452	$—	$—	$21,933,745

^ See Schedule of Investments for classifications by sector or country.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2017.  Transfers between levels are recognized at the end of the reporting period.

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

24

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid by the Fund on a quarterly basis.  Distributions to shareholders from net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenes during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding by the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

25

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 3 – RISK FACTORS

Investing in the Etho Climate Leadership U.S. ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Funds’ expenses, the Fund’s performance may be below that of its respective index.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.

Concentration Risk. To the extent that the Fund’s or its underlying index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee.  For services provided the Fund pays the Advisor at an annual rate of 0.45% of the Fund’s average daily net assets.  The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.45% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the Purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with Etho Climate Leadership U.S. (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. Etho Climate Leadership U.S. is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.
26

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

U.S. Bancorp Fund Services, LLC (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two parties.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s average daily net assets. For the year ended September 30, 2017, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the year ended September 30, 2017 are as follows:

	Purchases	Sales
Etho Climate Leadership U.S. ETF	$5,609,601	$6,006,182

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the year ended September 30, 2017 are as follows:

	Purchases In-Kind	Sales In-Kind

Etho Climate Leadership U.S. ETF	$13,027,430	$2,347,812

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the determination of the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the year ended September 30, 2017.
27

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 33 1/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. As of September 30, 2017, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.

As of September 30, 2017, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan Collateral Received
Fund	Values of Securities on Loan	Fund Collateral Received*
Etho Climate Leadership U.S. ETF	$2,684,574	$2,736,293

* The cash collateral received was invested in the Mount Vernon Liquid Assets Portfolio, an investment with an overnight and continuous maturity, as shown on the Schedule of Investments.

Interest income earned on collateral investments (including applicable fees) and recognized by the Fund during the year ended September 30, 2017, aggregated $9,093.
28

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Etho Climate Leadership U.S. ETF	$20,030,574	$2,438,061	$(534,890)	$1,903,171

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Etho Climate Leadership U.S. ETF	$36,715	$—	$36,715	$—	$1,939,886

The difference between the tax cost of investments and the cost of investments for GAAP purposes is primarily due to the tax treatment of wash sale losses.

As of September 30, 2017, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover	Expires
Etho Climate Leadership U.S. ETF	None	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2017.

	Late Year Ordinary Loss	Post-October Capital Loss
Etho Climate Leadership U.S. ETF	None	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following table shows the reclassifications made:
	Undistributed Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital

Etho Climate Leadership U.S. ETF	$(408)	$(474,494)	$474,902
29

Etho Climate Leadership U.S. ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 9 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid $109,859 from ordinary income and $40,845 from capital gains during the year ended September 30, 2017.

NOTE 10 – LEGAL MATTERS

The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17.  The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor.  The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories.  At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief.  Both motions were denied, and the matter is now proceeding through pretrial discovery.  The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252.   This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded Fund discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and to assert counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 10.
30

Etho Climate Leadership U.S. ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of Etho Climate Leadership U.S. ETF:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Etho Climate Leadership U.S. ETF (the “Fund”) (a series of  ETF Managers Trust) as of September 30, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from November 18, 2015 (commencement of operations) to September 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Etho Climate Leadership U.S. ETF series of ETF Managers Trust as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period from November 18, 2015 (commencement of operations) to September 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

/s/WithumSmith+Brown, PC

New York, NY
November 27, 2017
31

Etho Climate Leadership U.S. ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Etho Climate Leadership U.S. ETF Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for each Fund is at a premium or discount to its daily net asset value (NAV).  The chart presented represents past performance and cannot be used to predict future results.

	Year Ended
Etho Climate Leadership U.S. ETF	September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	0	0
Greater Than or equal to 0.75% And Less Than 1.00%	1	0.4
Greater Than or Equal to 0.50% And Less Than 0.75%	1	0.4
Greater Than or Equal to 0.25% And Less Than 0.50%	27	10.7
Greater Than or Equal to 0.00% And Less Than 0.25%	153	61.0
Less Than or Equal to 0.0% And Greater Than -0.25%	63	25.1
Less Than or Equal to -0.25% And Greater Than -0.50%	6	2.4
Less Than or Equal to -0.50% And Greater Than -0.75%	0	0
Less Than or Equal to -0.75% And Greater Than -1.00%	0	0
Less than -1.00%	0	0

	November 11, 2015*
	through
Etho Climate Leadership U.S. ETF	September 30, 2016
		Percentage
	Number	of Total
Premium/Discount Range	of Days	Days
Greater than 1.00%	16	7.3
Greater Than or equal to 0.75% And Less Than 1.00%	2	0.9
Greater Than or Equal to 0.50% And Less Than 0.75%	14	6.4
Greater Than or Equal to 0.25% And Less Than 0.50%	24	11.0
Greater Than or Equal to 0.00% And Less Than 0.25%	90	41.1
Less Than or Equal to 0.0% And Greater Than -0.25%	55	25.1
Less Than or Equal to -0.25% And Greater Than -0.50%	9	4.1
Less Than or Equal to -0.50% And Greater Than -0.75%	5	2.3
Less Than or Equal to -0.75% And Greater Than -1.00%	3	1.4
Less than -1.00%	1	0.5

*First day of secondary market trading
32

Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Year Ended September 30, 2017 (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on June 14, 2017, the Board of Trustees (the “Board”) of ETF Managers Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between ETF Managers Group LLC (the “Adviser”) and the Trust, on behalf of Etho Climate Leadership U.S. ETF (“ETHO”) (the “Fund”).

Pursuant to Section 15(c) of the 1940 Act, the Board must annually review and approve the Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for such meetings, the Board requests and reviews a wide variety of information from the Adviser.

In reaching this decision, the Board, including the Independent Trustees, considered all factors it believed relevant, including: (i) the nature, extent and quality of the services provided to the Fund’s shareholders by the Adviser; (ii) the investment performance of the Fund; (iii) the Adviser’s cost and profits they realize in providing their services, including any fall-out benefits enjoyed by the Adviser; (iv) comparative fee and expense data for the Fund in relation to other similar investment companies; (v) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee for the Fund reflects these economies of scale for the benefit of the Fund; and (vi) other financial benefits to the Adviser and its affiliates resulting from services rendered to the Fund.  The Board’s review included written and oral information furnished to the Board prior to and at the meeting held on June 14, 2017, and throughout the year.  Among other things, the Adviser provided overviews of its advisory business, including its personnel. The information provided discussed the services provided by the Adviser. The Board then discussed the written and oral information that it received before the meeting and throughout the year, and the Adviser’s oral presentations and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information.

The Independent Trustees were assisted throughout the contract review process by Schiff Hardin LLP.  The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor.  Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions.  The matters discussed were also considered separately by the Independent Trustees in executive session with Schiff Hardin LLP, at which no representatives of management were present.

Nature, Extent and Quality of Services Provided by the Adviser
The Trustees considered the scope of services provided under the Advisory Agreement, noting that the Adviser will be providing investment management services to the Fund. The Board discussed the responsibilities of the Adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; responsibility for daily monitoring of tracking error and quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. In considering the nature, extent and quality of the services provided by the Adviser, the Board considered the quality of the Adviser’s compliance program.  The Board also considered the Adviser’s experience managing ETFs.  The Board considered the experience of the portfolio managers of the Fund.
33

Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Year Ended September 30, 2017 (Unaudited)

The Board also considered other services provided to the Fund, such as overseeing the Fund’s service providers, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities laws.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Adviser.

Historical Performance
The Board then considered the past performance of the Fund. The Board reviewed information regarding the performance history of the Fund over various time periods, including the year-to-date period, the most recent one-year period and the periods since the Fund’s inception, each as of May 31, 2017.  The Board noted that the index-based investment objective of ETHO made analysis of investment performance, in absolute terms, less of a priority than that which normally attaches to the performance of actively managed funds. Instead, the Board focused on the extent to which ETHO tracked its underlying index.  The Board noted that the Adviser began managing the Fund on January 1, 2017.   The Board reviewed information regarding the Fund’s index tracking during the time it was managed by the Adviser, discussing, as applicable, factors which contributed to the Fund’s tracking error over certain periods of time.  The Board concluded that, after taking these factors into account, the Fund satisfactorily tracked its underlying index.  The Board further noted that it had received and would continue to receive regular reports regarding the Fund’s performance at its quarterly meetings.  The Board concluded that, given the capabilities and experience of the Adviser’s personnel in managing ETFs, the Adviser would be able to continue to keep the Fund’s tracking error within acceptable ranges.

Cost of Services Provided and Economies of Scale
The Board reviewed the advisory fee for the Fund and compared it to the total operating expenses of other funds in the industry falling within the same style category.  The Board took into consideration management’s discussion of the fees, including that the Fund has a niche investment strategy and limited peer ETFs.

The Board also noted the importance of the fact that the advisory fee for the Fund was a “unified fee,” meaning that the shareholders of the Fund pay no expenses other than the advisory fee and certain other costs such as interest, brokerage and extraordinary expenses and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.  The Board noted that the Adviser was responsible for compensating the Trust’s other service providers and paying the Fund’s other expenses out of its own fee and resources.  The Board also evaluated the compensation and benefits received by the Adviser from its relationship with the Fund, taking into account an analysis of the Adviser’s profitability provided at the meeting.  The Board concluded that the advisory fee for the Fund was fair and reasonable in light of the factors considered.

In addition, the Board considered whether economies of scale had been realized for the Fund.  The Board noted that the Adviser regularly considers whether fee reductions are appropriate as the Funds grow in size.  The Board concluded that the Fund had not reached a size where it had realized economies of scale that would warrant a fee reduction.  The Board noted that a unitary fee provides a level of certainty in expenses for the Fund. The Trustees concluded that the flat advisory fee was reasonable and appropriate.
34

Etho Climate Leadership U.S. ETF

APPROVAL OF ADVISORY AGREEMENT AND BOARD CONSIDERATIONS

For the Year Ended September 30, 2017 (Unaudited)

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year.
35

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

FEDERAL TAX INFORMATION
(Unaudited)

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Etho Climate Leadership U.S. ETF	86.38%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

Fund Name	DRD
Etho Climate Leadership U.S. ETF	85.09%

Short Term Capital Gain

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the Fund was as follows:

Fund Name	Short-Term Capital Gain
Etho Climate Leadership U.S. ETF	26.42%
36

Etho Climate Leadership U.S. ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (Unaudited)

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.ethoetf.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.ethoetf.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.ethoetf.com. Read the prospectus carefully before investing.
37

Etho Climate Leadership U.S. ETF

EXPENSE EXAMPLE
For the Period Ended September 30, 2017 (Unaudited)

As a shareholder of Etho Climate Leadership U.S. ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

Etho Climate Leadership U.S. ETF
	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,094.80	$2.36

Hypothetical (5% annual)	$1,000.00	$1,022.81	$2.28

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the period from April 1, 2017 to September 30, 2017).
38

Etho Climate Leadership U.S. ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (holding company) (2012–2013); Chief Executive Officer, MacroMarkets LLC (exchange traded funds) (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (financial services) (2005–2011).	9	None
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, Exchange Traded Managers Group, LLC (since 2016); Partner, Crow & Cushing (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Exchange Traded Managers Group, LLC (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)
			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.
39

Etho Climate Leadership U.S. ETF

Board of Trustees (Continued)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
		Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None
40

Etho Climate Leadership U.S. ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)
The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[2].  The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)
The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust.  The Trust has no employees.  It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)	The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)
The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P.  Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)
The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)
The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)
The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies.  Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

2 Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
41

Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
 Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall, Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Annual Report
September 30, 2017

Spirited Funds/ETFMG Whiskey & Spirits ETF
Ticker: WSKY

The Fund is a series of ETF Managers Trust.

Spirited Funds/ETFMG Whiskey & Spirits ETF

September 30, 2017

1

(This Page Intentionally Left Blank)
2

Spirited Funds/ETFMG Whiskey & Spirits ETF

Dear Shareholder,

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Spirited Funds/ETFMG Whiskey & Spirits Exchange-Traded Fund (“WSKY” or the “Fund”). The following information pertains to the Fund’s initial fiscal period from October 11, 2016, the Fund’s inception, to September 30, 2017.

The Fund saw positive performance during the fiscal year ended September 30, 2017. The Fund NAV reflected a positive return of 18.22% while the Spirited Funds/ETFMG Whiskey & Spirits Index (“Index”), the Fund’s benchmark, was up 19.96% over the same period. The difference was primarily attributable to Fund expenses that are not a part of the Index.

For the period ended September 30, 2017, the best performing securities in the Fund were Stock Spirits Group (up 86.20%), LMVH Moet Hennessy (up 56.69%), and MGP Ingredients (up 48.55%). The worst performing securities in the Fund were Bohae Brewery (down -20.33%), Distell Group Ltd. (down -18.07%), and Kook Soon Dang Brewery (down -10.34%).

You can find further details about WSKY by visiting www.spiritedfunds.com, or by calling 1-844-ETF-MGRS. (1-844-383-6477).

Sincerely,

Samuel Masucci III
Chairman of the Board

Samuel Masucci III is a registered representative of ETFMG Financial, LLC.
3

Spirited Funds/ ETFMG Whiskey & Spirits ETF
Growth of $10,000 (Unaudited)

		Since
Cumulative Returns	6 Months	Inception
Period Ended September 30, 2017	Return	(10/11/2016)
Spirited Funds/ ETFMG Whiskey & Spirits ETF (NAV)	12.42%	18.22%
Spirited Funds/ ETFMG Whiskey & Spirits ETF (Market)	15.92%	22.44%
S&P 500 Index	7.71%	20.28%
Spirited Funds/ETFMG Whiskey & Spirits Index	14.18%	19.96%

Total Fund Operating Expenses[1]		0.60%
1. The expense ratio is taken from the Fund’s most recent prospectus dated May 1, 2017. Effective May 1, 2017, the Fund’s Unitary fees went from 0.75% to 0.60%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. All performance is historical and includes reinvestment of dividends and capital gains. Performance data current to the most recent month end may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477).

The chart illustrates the performance of a hypothetical $10,000 investment made on October 11, 2016, and is not intended to imply any future performance. The returns shown do not reflect the reduction of taxes that a shareholder would pay on Fund distributions from the sale of Fund shares. The chart assumes reinvestment of capital gains and dividends, if any. The unmanaged indices do not reflect fees and are not available for direct investment.
4

Spirited Funds/ETFMG Whiskey & Spirits ETF

Top Ten Holdings*

	Security	% of Total Investments†
1	Diageo PLC	18.42%
2	Pernod Ricard SA	8.17%
3	LVMH Moet Hennessy Louis Vuitton SE	5.34%
4	MGP Ingredients, Inc.	5.22%
5	Brick Brewing Co. Ltd.	5.12%
6	Thai Beverage PLC	4.75%
7	Remy Cointreau SA	4.75%
8	Corby Spirit and Wine Ltd.	4.74%
9	Radico Khaitan Ltd.	4.74%
10	United Spirits Ltd.	4.72%
Top Ten Holdings = 65.97% of Total Investments†
* Current portfolio holdings may not be indicative of future fund holdings.
† Percentage of total investments less cash.
5

Spirited Funds/ETFMG Whiskey & Spirits ETF

Important Disclosures and Key Risk Factors

Investing involves risk, including the possible loss of principal. Shares of any ETF are bought and sold at market price (not NAV), may trade at a discount or premium to NAV and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Narrowly focused investments typically exhibit higher volatility.

Spirited Funds/ETFMG Whiskey & Spirits ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Spirited Funds/ETFMG Whiskey & Spirits Index (the “Index”). The Index is comprised of core companies that are principally engaged in the production, distillation, storage, or aging of whiskey and non-core companies that derive a portion of their revenue from whiskey and spirits.

The industries in which Bourbon and Whiskey Economy Companies operate are very competitive and companies in such industries are subject to a number of risks. Demographic and product trends, changing consumer preferences, nutritional and health-related concerns, competitive pricing, marketing campaigns, environmental factors, adverse changes in general economic conditions, government regulation, food inspection and processing control, consumer boycotts, risks of product tampering, product liability claims, and the availability and expense of liability insurance can affect the demand for, and success of, such companies’ products in the marketplace. Such companies also face risks associated with changing market prices as a result of, among other things, changes in government support and trading policies and agricultural conditions influencing the growth and harvest seasons.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only, typically consisting of aggregations of 50,000 shares.
6

Spirited Funds/ETFMG Whiskey & Spirits ETF

PORTFOLIO ALLOCATIONS
As of September 30, 2017 (Unaudited)

Spirited
Funds/ETFMG
Whiskey &
Spirits ETF
As a percent of Net Assets:
Canada	9.8%
Chile	1.0
France	22.7
India	9.4
Ireland	1.0
Italy	4.6
Japan	3.7
Mexico	1.0
Philippines	1.1
Republic of Korea	4.0
South Africa	4.6
Thailand	4.7
United Kingdom	19.5
United States	12.4
Short-Term and other Net Assets (Liabilities)	0.5
100.0%
7

Spirited Funds/ETFMG Whiskey & Spirits ETF

Schedule of Investments
September 30, 2017

	Shares	Fair Value
COMMON STOCKS - 99.5%
Canada - 9.8%
Beverages - 9.8%
Brick Brewing Co. Ltd. (a)	101,087	$299,757
Corby Spirit and Wine Ltd. (a)	16,038	277,508
Total Beverages		577,265
Chile - 1.0%
Beverages - 1.0%
Cia Cervecerias Unidas SA - ADR	2,210	59,515
France - 22.7%
Beverages - 17.4%
Marie Brizard Wine & Spirits SA (a)	15,818	265,098
Pernod Ricard SA	3,457	478,244
Remy Cointreau SA	2,348	278,064
Total Beverages		1,021,406
Textiles, Apparel & Luxury Goods - 5.3%
LVMH Moet Hennessy Louis Vuitton SE	1,133	312,609
Total France		1,334,015
India - 9.4%
Beverages - 9.4%
Radico Khaitan Ltd.	108,592	277,132
United Spirits Ltd. (a)	7,530	276,398
Total Beverages		553,530
Ireland - 1.0%
Beverages - 1.0%
C&C Group PLC	16,507	59,504
Italy - 4.6%
Beverages - 4.6%
Davide Campari-Milano SpA	37,537	272,399
Japan - 3.7%
Beverages - 3.7%
Asahi Group Holdings Ltd.	1,800	72,880
Kirin Holdings Co. Ltd.	3,400	80,011
Takara Holdings, Inc.	7,000	63,888
Total Beverages		216,779
Mexico - 1.0%
Beverages - 1.0%
Becle SAB de CV (a)	35,956	60,302
Philippines - 1.1%
Beverages - 1.1%
Emperador, Inc.	442,600	63,080

The accompanying notes are an integral part of these financial statements.
8

Spirited Funds/ETFMG Whiskey & Spirits ETF

Schedule of Investments
September 30, 2017 (Continued)

		Fair
	Shares	Value
Republic of Korea - 4.0%
Beverages - 4.0%
Bohae Brewery Co Ltd. (a)	72,379	$59,339
Hite Jinro Co Ltd.	2,735	62,802
Kook Soon Dang Brewery Co Ltd.	11,602	58,752
Lotte Chilsung Beverage Co Ltd.	45	53,198
Total Beverages		234,091
South Africa - 4.6%
Beverages - 4.6%
Distell Group Ltd.	28,805	270,715
Thailand - 4.7%
Beverages - 4.7%
Thai Beverage PLC	419,131	278,092
United Kingdom - 19.5%
Beverages - 19.5%
Diageo PLC	32,800	1,078,141
Stock Spirits Group PLC	20,822	66,963
Total Beverages		1,145,104

United States - 12.4%
Beverages - 12.4%
Brown-Forman Corp.	5,069	275,247
Constellation Brands, Inc. (a)	738	147,194
MGP Ingredients, Inc.	5,035	305,272
Total Beverages		727,713
TOTAL COMMON STOCKS (Cost $5,548,551)		5,852,104

Total Investments (Cost $5,548,551) - 99.5%		5,852,104
Other Assets in Excess of Liabilities - 0.5%		28,291
TOTAL NET ASSETS - 100.0%		$5,880,395

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.
9

Spirited Funds/ETFMG Whiskey & Spirits ETF

STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2017

Spirited Funds/ ETFMG Whiskey & Spirits ETF
ASSETS
Investments in securities, at fair value*	$5,852,104
Foreign currency	3,918
Receivables:
Dividends and interest receivable	19,319
Receivable for investments sold	86,203
Total Assets	5,961,544

LIABILITIES
Payables:
Payable for investments purchased	78,343
Management fees payable	2,806
Total Liabilities	81,149
Net Assets	$5,880,395

NET ASSETS CONSIST OF:
Paid-in Capital	$5,559,637
Undistributed net investment income	8,766
Accumulated net realized gain on investments	7,867
Net unrealized appreciation on:
Investments in securities	303,553
Foreign currency and translation of other assets and liabilities in foreign currency	572
Net Assets	$5,880,395

*Identified Cost:
Investments in securities	$5,548,551
Foreign currency	3,346

Shares Outstanding^	200,000
Net Asset Value, Offering and Redemption Price per Share	$29.40
^No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.
10

Spirited Funds/ETFMG Whiskey & Spirits ETF

STATEMENT OF OPERATIONS
For the period ended September 30, 2017

Spirited Funds/ ETFMG Whiskey & Spirits ETF[1]
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities (net of foreign withholdings tax of $5,078)	$62,191
Interest	45
Securities lending income	93
Total Investment Income	62,329
Expenses:
Management fees	20,247
Net Investment Income	42,082
REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain (Loss) on:
Unaffiliated investments	1,446
In-Kind redemptions	198,439
Foreign currency and foreign currency translation	(21,384)
Net Realized Gain on Investments and Foreign Currency	178,501
Net Change in Unrealized Appreciation of:
Unaffiliated investments	303,553
Foreign currency and foreign currency translation	572
Net Change in Unrealized Appreciation of Investments and Foreign Currency	304,125
Net Realized and Unrealized Gain on Investments	482,626
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$524,708

[1]	Fund commenced operations on October 11, 2016. The information presented is for the period from October 11, 2016 to September 30, 2017.

The accompanying notes are an integral part of these financial statements.
11

Spirited Funds/ETFMG Whiskey & Spirits ETF

STATEMENT OF CHANGES IN NET ASSETS

Period Ended September 30, 2017*
OPERATIONS
Net investment income	$42,082
Net realized gain on investments	178,501
Net change in unrealized appreciation of investments	304,125
Net increase in net assets resulting from operations	524,708
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(22,801)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	5,373,635
Transaction Fees (Note 1)	4,853
Net increase in net assets from capital chare transactions	5,378,488
Net increase in net assets	5,880,395
NET ASSETS
Beginning of Period	—
End of Period	$5,880,395
Undistributed net investment income	$8,766

(a) Summary of share transactions is as follows:

	Period Ended
	September 30, 2017*
	Shares	Amount
Shares Sold	350,000	$9,624,840
Transaction Fees (Note 1)	—	4,853
Shares Redeemed	(150,000)	(4,251,205)
Net Transactions in Fund Shares	200,000	$5,378,488
Beginning Shares	—
Ending Shares	200,000

*	Fund commenced operations on October 11, 2016. The information presented is for the period from October 11, 2016 to September 30, 2017.

The accompanying notes are an integral part of these financial statements.
12

Spirited Funds/ETFMG Whiskey & Spirits ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Period Ended September 30, 2017[1]
Net Asset Value, Beginning of Period	$25.00
Income from Investment Operations:
Net investment income[2]	0.36
Net realized and unrealized gain on investments	4.06
Total from investment operations	4.42
Less Distributions:
Distributions from net investment income	(0.02)
Total distributions	(0.02)
Net asset value, end of period	$29.40
Total Return	18.22	% [3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$5,880
Expenses to Average Net Assets	0.67	% [4]
Net Investment Income to Average Net Assets	1.40	% [4]
Portfolio Turnover Rate	96	% [3]

[1]	Commencement of operations on October 11, 2016.
[2]	Calculated based on average shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.
13

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 1 – ORGANIZATION

The Spirited Funds/ETFMG Whiskey & Spirits ETF (the “Fund”) is a series of ETF Managers Trust (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Spirited Funds/ETFMG Whiskey & Spirits Index.  The Fund’s inception was on October 11, 2016.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fees. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified Index. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in quantities less than a Creation Unit. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund. Shares of a Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from a Fund. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants transacting in Creation Units for cash may pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Transaction Fees” in the statement of changes in net assets.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The Fund may invest in certain other investment companies (underlying funds). For specific investments in underlying funds, please refer to the complete schedule of portfolio holdings on Form N-CSR(S) for this reporting period, which is filed with the U.S. Securities and Exchange Commission (SEC). For more information about the underlying Fund’s operations and policies, please refer to those Funds’ semiannual and annual reports, which are filed with the SEC.
14

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2017, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

The following is a table that presents a summary of the Fund’s investments in securities, at fair value as of September 30, 2017:

Spirited Funds/ETFMG Whiskey & Spirits ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$5,852,104	$—	$—	$5,852,104
Short-Term Investments	—	—	—	—
Total Investments in Securities	$5,852,104	$—	$—	$5,852,104

^ See Schedule of Investments for classifications by sector or country.

There were no transfers between Levels 1, 2 and 3 during the period ended September 30, 2017.  Transfers between levels are recognized at the end of the reporting period.

B.
Federal Income Taxes. The Fund intends to elect to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provisions for federal income taxes or excise taxes have been made.

To avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has analyzed its tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, the State of New Jersey, and the State of Delaware; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

As of September 30, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income, including gains, from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries.

16

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

D.
Foreign Currency Translations and Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for unrealized gains and losses. However, for federal income tax purposes, the Fund does isolate and treat as ordinary  income the effect of changes in foreign exchange rates on realized gains or losses from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income may be declared and paid from the Fund on a quarterly basis.  Net realized gains on securities of the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3 – RISK FACTORS

Investing in Spirited Funds/ETFMG Whiskey & Spirits ETF may involve certain risks, as discussed in the Fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the Fund will fluctuate, which means that an investor could lose money over short or long periods.

Investment Style Risk. The Fund is not actively managed. Therefore, the Fund follows the securities included in its respective index during upturns as well as downturns. Because of its indexing strategy, the Fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the Fund’s expenses, the Fund’s performance may be below that of its respective index.
17

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Concentration Risk. To the extent that the Fund or its working index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

ETF Managers Group, LLC (the “Advisor”), serves as the investment advisor to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Advisor, the Advisor provides investment advice to the Fund and oversees the day-today operations of the Fund, subject to the direction and control of the Board and the officers of the Trust.

Under the Investment Advisory Agreement with the Fund, the Advisor has overall responsibility for the general management and administration of the Fund and arranges for sub-advisory, transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Fund to operate. The Advisor bears the costs of all advisory and non-advisory services required to operate the Fund, in exchange for a single unitary fee. For services provided the Fund pays the Advisor at an annual rate of, previously at 0.75% from October 12, 2016 to May 1, 2017, of the Fund’s average daily net assets. The Advisor has an agreement with, and is dependent on, a third party to pay the Fund’s expenses in excess of 0.60% of the Fund’s average daily net assets. Additionally, under the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Fund, except for: the fee paid to the Advisor pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”). The Advisor has entered into an Agreement with with Spirited Funds, LLC (the “Sponsor”), under which the Sponsor agrees to sublicense the use of the Underlying Index to the Advisor. The Sponsor also provides marketing support for the Fund, including distributing marketing materials related to the Fund. Spirited Funds, LLC is a privately held business focused on bringing exchange-traded investment products to investors in the U.S. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund. Additionally, the Sponsor is not involved in the maintenance of the Underlying Index and does not otherwise act in the capacity of an index provider.

US Bancorp Fund Services, LLC (the “Administrator”) provides fund accounting, fund administration, and transfer agency services to the Fund. The Advisor compensates the Administrator for these services under an administration agreement between the two entities.

The Advisor pays each independent Trustee a quarterly fee for service to the Fund. Each Trustee is also reimbursed by the Advisor for all reasonable out-of-pocket expenses incurred in connection with his duties as Trustee, including travel and related expenses incurred in attending Board meetings.
18

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 5 – DISTRIBUTION PLAN

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may pay compensation to the Distributor or any other distributor or financial institution with which the Trust has an agreement with respect to the Fund, with the amount of such compensation not to exceed an annual rate of 0.25% of each Fund’s daily average net assets. For the period ended September 30, 2017, the Fund did not incur any 12b-1 expenses.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, for the period ended September 30, 2017 are as follows:

	Purchases	Sales
Spirited Funds/ETFMG Whiskey & Spirits ETF	$3,034,629	$5,232,879

The costs of purchases and sales of in-kind transactions associated with creations and redemptions for the period ended September 30, 2017 are as follows:

	Purchases In-Kind	Sales In-Kind
Spirited Funds/ETFMG Whiskey & Spirits ETF	$8,708,015	$1,161,099

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.

There were no purchases or sales of U.S. Government obligations for the period ended September 30, 2017.

NOTE 7 – SECURITIES LENDING

The Fund may lend up to 331/3% of the value of the securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A. (“the Custodian”). The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the value of any loaned securities at the time of the loan, plus accrued interest. The Fund receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the securities lending agent.
19

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

As of September 30, 2017, the Fund did not have any securities on loan.

Interest income earned on collateral investments (including applicable fees) and recognized by the Fund during the period ended September 30, 2017 aggregated $93.

NOTE 8 – FEDERAL INCOME TAXES

The components of distributable earnings (losses) and cost basis of investments for federal income tax purposes at September 30, 2017 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Spirited Funds/ETFMG Whiskey & Spirits ETF	$5,603,751	$460,979	$(208,708)	$252,271

	Undistributed Ordinary Income	Undistributed Long-term Gain	Total Distributable Earnings	Other Accumulated (Loss)	Total Accumulated Gain
Spirited Funds/ETFMG Whiskey & Spirits ETF	$68,487	$—	$68,487	$—	$320,758

As of September 30, 2017, the Fund had accumulated capital loss carryovers of:

	Capital Loss Carryover		Expires
Spirited Funds/ETFMG Whiskey & Spirits ETF	$	None	Indefinite

Under current tax law, capital and currency losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post-October capital and currency losses, which will be treated as arising on the first business day of the year ended September 30, 2017.

	Late Year Ordinary Loss		Post- October Capital Loss
Spirited Funds/ETFMG Whiskey & Spirits ETF	$	None	$	None

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended September 30, 2017, the following table shows the reclassifications made:

	Undistributed Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
Spirited Funds/ETFMG Whiskey & Spirits ETF	$ (10,515)	$ (170,634)	$ 181,149
20

Spirited Funds/ETFMG Whiskey & Spirits ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Continued)

NOTE 9 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund paid $22,801 from ordinary income during the period ended September 30, 2017.

NOTE 10 – LEGAL MATTERS

The Trust, the trustees of the Trust, the Advisor and certain officers of the Advisor are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17.  The PureShares action alleges claims based on disputes arising out of contractual relationships with the Advisor.  The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories.  At the outset of the litigation, and again a few weeks later, plaintiffs sought temporary injunctive relief.  Both motions were denied, and the matter is now proceeding through pretrial discovery.  The defendants believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252.   This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded Fund discussed above. The defendants in the Southern District actions believe the lawsuit is without merit and intend to vigorously defend themselves against the allegations and to assert counterclaims against NASDAQ for breaches of its duties under the related index license agreement and various other agreements.

Management of the Trust and the Fund, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Fund’s financial statements.

NOTE 11 – SUBSEQUENT EVENTS

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. See Note 10.
21

Spirited Funds/ETFMG Whiskey & Spirits ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of ETF Managers Trust
and the Shareholders of the Spirited Funds/ETFMG Whiskey & Spirits ETF:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Spirited Funds/ETFMG Whiskey & Spirits ETF (the “Fund”)( a series of ETF Managers Trust), as of September 30, 2017, and the related statement of operations, statement of changes in net assets and financial highlights for the period from October 11, 2016 (commencement of operations) to September 30, 2017.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirited Funds/ETFMG Whiskey & Spirits ETF series of ETF Managers Trust as of September 30, 2017, and the results of its operations, changes in its net assets and its financial highlights for the period from October 11, 2016 (commencement of operations) to September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/WithumSmith+Brown, PC

New York, NY
 November 29, 2017

22

Spirited Funds/ETFMG Whiskey & Spirits ETF

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (Unaudited)

Spirited Funds/ETFMG Whiskey & Spirits ETF Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price of the Fund is at a premium or discount to its daily net asset value (NAV).  The chart presented represents past performance and cannot be used to predict future results.

Spirited Funds/ETFMG Whiskey & Spirits ETF	October 11, 2016* through September 30, 2017
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.00%	58	23.7
Greater Than or equal to 0.75% And Less Than 1.00%	29	11.9
Greater Than or Equal to 0.50% And Less Than 0.75%	55	22.5
Greater Than or Equal to 0.25% And Less Than 0.50%	52	21.2
Greater Than or Equal to 0.00% And Less Than 0.25%	30	12.2
Less Than or Equal to 0.0% And Greater Than -0.25%	13	5.3
Less Than or Equal to -0.25% And Greater Than -0.50%	3	1.2
Less Than or Equal to -0.50% And Greater Than -0.75%	3	1.2
Less Than or Equal to -0.75% And Greater Than -1.00%	1	0.4
Less than -1.00%	1	0.4

*First day of secondary market trading

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Spirited Funds/ETFMG Whiskey & Spirits ETF

EXPENSE EXAMPLE
For the Period Ended September 30, 2017 (Unaudited)

As a shareholder of Spirited Funds/ETFMG Whiskey & Spirits ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 30, 2017).

Actual Expenses
The first line of the table provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

Spirited Funds/ETFMG Whiskey & Spirits ETF

	Beginning Account Value	Ending Account Value September 30, 2017	Expenses Paid During the Period^
Actual	$1,000.00	$1,124.20	$3.99

Hypothetical (5% annual)	$1,000.00	$1,021.31	$3.80

^ The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365 (to reflect the one-half year period from April 1, 2017 to September 30, 2017).

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Spirited Funds/ETFMG Whiskey & Spirits ETF

Board of Trustees

Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee* and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group, LLC (since 2013); Chief Executive Officer and Chief Compliance Officer, Factor Advisors, LLC (since 2012); President and Chief Executive Officer, Factor Capital Management LLC (since 2012); President and Chief Executive Officer, GENCAP Ventures, LLC (holding company) (2012–2013); Chief Executive Officer, MacroMarkets LLC (exchange traded funds) (2005–2011); President, Chief Executive and Chief Compliance Officer, Macro Financial (financial services) (2005–2011).	9	None
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, Exchange Traded Managers Group, LLC (since 2016); Partner, Crow & Cushing (2007–2016).	n/a	n/a
John A. Flanagan (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Chief Financial Officer, Exchange Traded Managers Group, LLC (since 2015); Principal Financial Officer, ETF Managers Capital, LLC (commodity pool operator) (since 2014); Chief Financial Officer, Macromarkets LLC (exchange traded funds) (2007–2010)
			n/a	n/a
* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

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Spirited Funds/ETFMG Whiskey & Spirits ETF

Board of Trustees (Cont’d)

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None

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Spirited Funds/ETFMG Whiskey & Spirits ETF

FEDERAL TAX INFORMATION
(Unaudited)

During the year ended September 30, 2017, the Funds did not declare any long-term realized gains distributions.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	QDI
Spirited Funds/ETFMG Whiskey & Spirits ETF	69.77%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017 was as follows:

Fund Name	DRD
Spirited Funds/ETFMG Whiskey & Spirits ETF	8.45%

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended September 30, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Fund	Gross Foreign Source Income	Foreign Taxes Passthrough	Gross Foreign Source Income	Foreign Taxes Passthrough	Shares Outstanding at 9/30/17
Spirited Funds/ETFMG Whiskey & Spirits ETF	59,554	3,044	0.29777015	0.01521800	200.0

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Spirited Funds/ETFMG Whiskey & Spirits ETF

SUPPLEMENTARY INFORMATION
September 30, 2017 (continued)

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files a Form N-Q with the Securities and Exchange Commission (the ‘‘SEC’’) no more than sixty days after the Fund’s first and third fiscal quarters. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Funds’ portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room). The Fund’s portfolio holdings are posted on the Fund’s website at www.spiritedfunds.com daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477), by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.spiritedfunds.com.

Information regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30 is available by calling toll-free at 1-844-ETF-MGRS (1-844-383-6477) or by accessing the SEC’s website at www.sec.gov.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and additional information can be found in the Fund’s prospectus, which may be obtained by calling 1-844-ETF-MGRS (1-844-383-6477) or by visiting www.spiritedfunds.com. Read the prospectus carefully before investing.
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Spirited Funds/ETFMG Whiskey & Spirits ETF

ETF MANAGERS TRUST

Privacy Policy and Procedures

ETF Managers Trust, (the “Trust”) has adopted the following privacy policies in order to safeguard the personal information of the Trust’s customers and consumers in accordance with Regulation S-P as promulgated by the U.S. Securities and Exchange Commission.

Trust officers are responsible for ensuring that the following policies and procedures are implemented:

1)
The Trust is committed to protecting the confidentiality and security of the information they collect and will handle personal customer and consumer information only in accordance with Regulation S-P and any other applicable laws, rules and regulations[1]. The Trust will ensure: (a) the security and confidentiality of customer records and information; (b) that customer records and information are protected from any anticipated threats and hazards; and (c) that customer records and information are protected from unauthorized access or use.

2)
The Trust conducts its business affairs through its trustees, officers and third parties that provide services pursuant to agreements with the Trust. The Trust has no employees. It is anticipated that the trustees and officers of the Trust who are not employees of service providers of the Trust will not have access to customer records and information in the performance of their normal responsibilities for the Trust.

3)	The Trust may share customer information with its affiliates, subject to the customers’ right to prohibit such sharing.

4)
The Trust may share customer information with unaffiliated third parties only in accordance with the requirements of Regulation S-P. Pursuant to this policy, the Trust will not share customer information with unaffiliated third parties other than as permitted by law, unless authorized to do so by the customer.

Consistent with these policies, the Trust has adopted the following procedures:

1)
The Trust will determine that the policies and procedures of its affiliates and Service Providers are reasonably designed to safeguard customer information and only permit appropriate and authorized access to and use of customer information through the application of appropriate administrative, technical and physical protections.

2)
The Trust will direct each of its Service Providers to adhere to the privacy policy of the Trust and to its privacy policies with respect to all customer information of the Trust and to take all actions reasonably necessary so that the Trust is in compliance with the provisions of Regulation S-P, including, as applicable, the development and delivery of privacy notices and the maintenance of appropriate and adequate records.

3)
The Trust requires its Service Providers to provide periodic reports to the Trust’s Board of Trustees outlining their privacy policies and the implementation of such policies. Each Service Provider is required to promptly report to the Trust’s Board any material changes to its privacy policy before, or promptly after, the adoption of such changes.

1       Generally, the Funds have institutional clients which are not considered “customers” for purposes of regulation S-P.
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Advisor
ETF Managers Group, LLC
30 Maple Street, Suite 2, Summit, NJ 07901

Distributor
ETFMG Financial, Inc.
30 Maple Street, Suite 2, Summit, NJ 07901

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, Milwaukee, Wisconsin 53202

Securities Lending Agent
U.S Bank, National Association
Securities Lending
800 Nicolet Mall
Minneapolis, MN 55402-7020

Independent Registered Public Accounting Firm
WithumSmith + Brown, PC
1411 Broadway, 9th Floor, New York, NY 10018

Legal Counsel
Sullivan & Worcester LLP
1666 K Street NW, Washington, DC 20006

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board believes that the collective knowledge and experience of the members of the audit committee enable the committee to provide appropriate oversight given the Trust’s level of financial complexity. In addition, the Board notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$194,500	$218,000
Audit-Related Fees	N/A	N/A
Tax Fees	$32,500	$30,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by WithumSmith+Brown, PC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer/Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  ETF Managers Trust

By (Signature and Title  /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date  December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Samuel Masucci III
           Samuel Masucci III, Principal Executive Officer

Date  December 7, 2017

By (Signature and Title)*  /s/ John Flanagan
John Flanagan, Principal Financial Officer/Treasurer

Date  December 7, 2017

* Print the name and title of each signing officer under his or her signature.